UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)
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Soliciting Material under §240.14a-12

23andMe Holding Co.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
On July 26, 2023, due to a clerical error by the financial printer, an EDGAR filing by 23andMe Holding Co. (“23andMe”) was inadvertently filed. 23andMe is correcting this error by refiling the definitive proxy statement as a “DEFR14A” submission. This EDGAR filing constitutes 23andMe’s filing of a definitive proxy statement for its 2023 Annual Meeting of Stockholders to be held on September 6, 2023. 23andMe will distribute and make available to its stockholders this definitive proxy statement. Due to the initial inadvertent filing, 23andMe is technically unable to file this definitive proxy statement as a “DEF 14A” submission. Accordingly, 23andMe is filing this definitive proxy statement as a “DEFR14A” submission, which is intended to replace, in its entirety, the definitive proxy statement that initially was filed.

23andMe Holding Co.
Notice of 2023 Annual Meeting of
Stockholders and Proxy Statement

July 27, 2023
TO OUR FELLOW STOCKHOLDERS:
We invite you to join us for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of 23andMe Holding Co., to be held at 8:30 a.m., Pacific Time, on Wednesday, September 6, 2023. The Annual Meeting will be held as a virtual meeting, to be conducted exclusively via live webcast at www.virtualshareholdermeeting.com/ME2023. Details regarding how to participate in the webcast of the Annual Meeting and the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement.
During Fiscal 2023, we continued to make progress in our mission to help people access, understand, and benefit from the human genome by increasing the number of health reports, features, and polygenic risk reports in both our Personal Genome Service® and our 23andMe+ subscription service. With over 60 new reports introduced during Fiscal 2023, we continued to grow our customer base to over 14 million genotyped customers and over 640,000 23andMe+ subscription members. We also focused on continuing to grow our drug development efforts, expanding our therapeutics pipeline to more than 50 active programs, which included the start of our first wholly-owned cancer therapy into a Phase 1 clinical trial, currently in the Phase 2a portion of a Phase 1/2a study.
We are entering the next chapter of healthcare and continue to make progress with customers and stockholders in mind. We believe that we have a unique set of genetic data and tools that will continue growth well into the future while we continue to leverage our unique strengths to enhance genetic understanding, optimize health outcomes, and ultimately bring new therapeutics to healthcare.
We are thankful for your support and continued investment in 23andMe.
Whether or not you plan to join us for the Annual Meeting, it is important that your shares be represented. We encourage you to vote by telephone, by mail, or online by logging into www.proxyvote.com after reading the Notice and Proxy Statement.
Always forward,
/s/ Anne Wojcicki Anne Wojcicki Chief Executive Officer, Co-Founder, and Chair of the Board of Directors 23andMe Holding Co. 349 Oyster Point Boulevard South San Francisco, California 94080

Notice of Annual Meeting of Stockholders

DATE & TIME	LOCATION	RECORD DATE
September 6, 2023 8:30 a.m., Pacific Time	Via webcast: www.virtualshareholdermeeting.com/ME2023 The meeting will be conducted virtually, and you will not be able to attend the meeting in person.	July 10, 2023 Holders of Class A common stock and Class B common stock as of July 10, 2023 are entitled to vote at the Annual Meeting.
Items of Business
Proposal		Our Board’s Voting Recommendation
1	Elect the three Class II director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	FOR each director nominee
2	A non-binding, advisory vote on the Fiscal 2023 compensation of our named executive officers (“Say-on-Pay”)	FOR
3	Approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan to, among other things, increase the number of shares authorized for issuance thereunder	FOR
4	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	FOR
The Proxy Statement describes each of these proposals in detail. In addition, we will transact any other business that may properly come before the Annual Meeting, and at any adjournments, continuations, or postponements thereof.
Important Voting Information
Even if you plan to virtually attend the Annual Meeting, we urge you to vote as soon as possible in one of the following ways:

Vote online by going to: www.proxyvote.com	Vote by calling toll-free: U.S., U.S. Territories, and Canada Call 1-800-690-6903	Vote by mail (if you received a printed copy of the proxy materials): Complete, sign, and date your proxy card and return it in the enclosed postage-paid envelope
Participating in the Annual Meeting
Holders of Class A common stock and Class B common stock as of the record date are invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ME2023. Our goal is to ensure that stockholders have the same rights and opportunities to participate in the Annual Meeting as you would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically, and submit questions during the meeting. To do so, you will need the unique 16-digit control number printed in the box on your Notice of Internet Availability of Proxy Materials or proxy card. Please see page 82 for more information.

By Order of the Board of Directors,
Kathy Hibbs
Chief Administrative Officer and Corporate Secretary
23andMe Holding Co.
349 Oyster Point Boulevard
South San Francisco, California 94080
July 27, 2023

YOUR VOTE IS IMPORTANT
Please carefully review the proxy materials for the Annual Meeting and cast your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

We have elected to furnish our Proxy Statement and our Fiscal 2023 Annual Report (the “Annual Report”), which includes our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the “Fiscal 2023 Form 10-K”), to certain of our stockholders over the Internet pursuant to the U.S. Securities and Exchange Commission (“SEC”) rules, which allows us to reduce costs associated with the Annual Meeting.
Beginning on July 27, 2023, we will first release to certain stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access the Proxy Statement and Annual Report online. The Notice contains instructions as to how you may elect to receive printed or e-mail copies of the Proxy Statement and the Annual Report. All other stockholders will receive printed copies of the Proxy Statement and Annual Report, which will first be mailed to such stockholders on or about July 27, 2023.
The Notice, Proxy Statement, and Annual Report are available online, free of charge, at www.virtualshareholdermeeting.com/ME2023, a site that does not have “cookies” that identify visitors to the site. Our proxy materials also are available on our corporate website at investors.23andme.com.
Only stockholders who held our Class A common stock, par value $0.0001 per share (the “Class A common stock”) or Class B common stock, par value $0.0001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), as of the close of business on July 10, 2023 (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on our current expectations and projections about future events and various assumptions. We cannot guarantee that we will actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond our control), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained herein are also subject to other risks and uncertainties that are described in the Fiscal 2023 Form 10-K filed with the SEC on May 25, 2023 and in the reports subsequently filed by us with the SEC. The statements made herein are made as of the date hereof and, except as may be required by law, we undertake no obligation to update them, whether as a result of new information, developments, or otherwise.

Incorporation by Reference

Neither the Compensation Committee Report nor the Report of the Audit Committee included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.
In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Other Information

References in this Proxy Statement to “23andMe,” the “Company,” “we,” “our,” and “us” refer to 23andMe Holding Co., a Delaware corporation. References to “Fiscal 2023” refer to our fiscal year ended March 31, 2023, and references to “Fiscal 2024” refer to our fiscal year ending March 31, 2024. Further, references to “Fiscal 2022” refer to our fiscal year ended March 31, 2022, and references to “Fiscal 2021” refer to our fiscal year ended March 31, 2021.
23andMe was a special purpose acquisition company called VG Acquisition Corp. (“VGAC”) prior to the closing of the Business Combination on June 16, 2021. As used in the proxy statement, the term “Business Combination” represents the transactions contemplated by an agreement and plan of merger (the “Merger Agreement”) whereby a subsidiary of VGAC merged with and into 23andMe, Inc. For further information on the Business Combination, please refer to our Annual Report.

23andMe Holding Co.	i	2023 Proxy Statement

23andMe Holding Co.	ii	2023 Proxy Statement

Proxy Statement Summary
ABOUT 23ANDME

Our mission is to help people access, understand, and benefit from the human genome. To achieve this, we are building the leading direct-to-consumer precision medicine platform that powers our genetics-driven therapeutics and research business.
We are dedicated to empowering customers to live healthier lives by providing consumers direct access to their genetic information, and digital access to affordable personalized healthcare through our Lemonaid Health Inc. (“Lemonaid” or “Lemonaid Health”) telehealth platform.
We pioneered direct-to-consumer genetic testing, giving consumers unique, personalized information about their genetic health risks, ancestry, and traits. We were the first company to obtain Food and Drug Administration (“FDA”) authorization for a direct-to-consumer genetic test, and we are the only company to have FDA authorization, clearance, or an exemption from premarket notification for all of the carrier status, genetic health risk, cancer predisposition, and pharmacogenetics reports that we offer to customers. As of March 31, 2023, we had over 60 health and carrier status reports that were available to customers in the U.S. In addition, our 23andMe+ premium subscription service offers customers the Health + Ancestry Service plus pharmacogenetic reports, a hereditary prostate cancer genetic health risk report (HOXB13-related), over 30 personalized genetic health predisposition reports based on our research, in areas such as migraines, depression, asthma, coronary artery disease, and lupus, and advanced ancestry and health features.
Through our Lemonaid Health telehealth platform, we connect patients to licensed healthcare professionals to provide affordable and direct online access to medical care, from consultation through treatment, for a number of common conditions, using evidence-based guidelines and up-to-date clinical protocols. When medications are prescribed by Lemonaid Health’s affiliated healthcare professionals, patients can use Lemonaid Health’s online pharmacy for fulfillment. Patients also can access telehealth consultations for certain 23andMe genetic reports through Lemonaid.
We believe that we can revolutionize research through our premier database of genetic and phenotypic information crowdsourced from our millions of engaged customers. We have built the world’s largest crowdsourced platform for genetic research, with over 80% of our customers electing to participate in our research program. We believe that this platform allows us to accelerate research at an unprecedented scale, enabling us to discover insights into the origins of diseases and to speed the discovery and development of novel therapies.
We are developing a broad portfolio of genetically validated therapeutic candidates for a variety of diseases across different therapeutic areas with high unmet medical need. We have a diversified and differentiated portfolio, including one product candidate in clinical development, as well as multiple discovery programs. Each of our programs has been validated through our human genetics drug discovery platform. We believe that the combination of a genetically validated discovery platform, to increase the probability of technical success, and a maturing therapeutic portfolio will position us for long-term success in our goal to advance next-generation, targeted medicines for people living with serious and life-threatening diseases.
23andMe Holding Co.	1	2023 Proxy Statement

CORPORATE CULTURE HIGHLIGHTS

Our Culture
Our Company is based on the foundation that all of us are linked by a shared thread, our DNA. We are all 99.5% genetically alike; our similarities are so much greater than any differences. It is a scientific fact.
We are on a journey to provide opportunity for all: our employees, our community, and our customers. Although that journey is far from over, we have been working tirelessly to make our product, our community, and our entire company more diverse, equitable, and inclusive.
You will be treated with the respect you deserve.
Our Values
Recent Recognitions
We are proud to be recognized for our strong corporate culture and our employees’ workplace experience:
USA M&A Atlas Awards: TeleHealth Deal (Middle Markets) Award
San Francisco Chronicle: Top Workplaces Award
Comparably’s 2022 Best CEOs for Women
Comparably’s 2022 Best Leadership Teams
Comparably’s 2022 List for Best Company Work-Life Balance
Comparably’s 2022 List for Best Company Perks & Benefits
Comparably’s 2022 Best CEO
Silicon Valley Business Journal’s Inaugural Annual Power 100 List
The Org’s 2023 List for Companies Founded by Women That Are Breaking Barriers
23andMe Holding Co.	2	2023 Proxy Statement

CORPORATE GOVERNANCE HIGHLIGHTS

Corporate Governance Practices
We consistently seek to follow best practices in corporate governance. Highlights of our corporate governance practices include:
Board and Committee Independence
75% of our Board is independent	All Board committee members are independent
Board Diversity
Our Corporate Governance Guidelines require that any director search include women and minorities among the pool of potential new director candidates	We publicly disclose diversity information on an individual director basis
Other Board and Committee Practices
Overboarding policy limiting other public company board and audit committee service	Robust annual Board, Board committee, and peer director evaluations
Regular executive sessions of non-employee directors	Active succession planning by Board
Continuing education opportunities and reimbursement for outside educational programs	Stringent Code of Business Conduct and Ethics that requires waivers to be approved by the independent directors and publicly disclosed
Stockholder Rights
No poison pill
Board Refreshment and Qualifications
The independent directors of our Board of Directors (the “Board”) are charged with the responsibility of evaluating each director’s qualifications, performance, and ability to contribute productively to help ensure the appropriate composition and tenure of the Board.
While Board refreshment is an important consideration in the Board’s assessment of its composition, we believe the best interests of the Company are served by being able to take advantage of all available talent, and that the Board should not make determinations with regard to its membership solely on the basis of age. Accordingly, there are no established limits for retirement from the Board. Similarly, the Board does not believe it is appropriate to institute fixed limits on the tenure of directors because the Company and the Board would thereby be deprived of experience and knowledge. Accordingly, there are no established term limits for service on the Board.
Instead, our independent directors are committed to ensuring that the composition of the Board reflects the evolving needs of the Company. We believe that our directors bring to our Board a wide variety of skills, qualifications, and viewpoints that strengthen the Board’s ability to carry out its oversight role on behalf of our stockholders. The table below is a summary of the range of skills and experiences that each director brings to the Board, and which we find to be relevant to our business. Because it is a summary, it does not include all of the skills, experiences, and qualifications that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it. All our directors exhibit high integrity, an appreciation for diversity of background and thought, innovative thinking, a proven record of success, and deep knowledge of corporate governance requirements and best practices.
23andMe Holding Co.	3	2023 Proxy Statement

Attributes, Experience, and Skills	Roelof Botha	Patrick Chung	Sandra Hernández, M.D.	Neal Mohan	Valerie Montgomery Rice, M.D.	Richard Scheller, Ph.D.	Peter J. Taylor	Anne Wojcicki
Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓
Relevant Industry Experience	✓	✓	✓		✓	✓		✓
Financial Expertise	✓	✓	✓	✓	✓		✓	✓
Marketing and Consumer Insight	✓	✓		✓				✓
Technology and Digital Expertise	✓	✓		✓		✓		✓
Strategic Growth and Business Development Expertise	✓	✓		✓	✓	✓	✓	✓
Human Capital/Talent Management Experience	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management Expertise	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance Expertise	✓	✓	✓	✓	✓	✓	✓	✓
Mergers & Acquisitions Experience	✓	✓						✓
Investment and Capital Raising Experience	✓	✓		✓		✓	✓	✓
Corporate Social Responsibility Experience		✓	✓		✓	✓	✓	✓
Other Public Company Board Experience	✓		✓	✓	✓	✓	✓	✓
Environmental, Social and Governance Expertise		✓	✓
23andMe Holding Co.	4	2023 Proxy Statement

Board Snapshot
* With the exception of Drs. Montgomery Rice and Hernández, who were appointed to the Board on June 16, 2021 and November 8, 2021, respectively, all of the directors were elected to the Board in connection with the Business Combination. As such, data relating to tenure includes board service on 23andMe, Inc. prior to the Business Combination.
Director Overview
						Committee Service
Name		Primary Occupation	Age	Director Since	Independent	AC	CC	Other Public Company Directorships
	Roelof Botha	Managing Member of Sequoia Capital Operations, LLC	49	2021				4
	Patrick Chung	Managing General Partner of Xfund	49	2021				0
	Sandra Hernández, M.D.	President and Chief Executive Officer of the California Health Care Foundation	65	2021				0
	Neal Mohan	Chief Executive Officer of YouTube, Inc.	49	2021				1
	Valerie Montgomery Rice, M.D.	President and Dean of Morehouse School of Medicine	62	2021				1
	Richard Scheller, Ph.D.	Former Chief Scientific Officer and Head of Therapeutics of 23andMe, Inc.	69	2021				3
	Peter J. Taylor	Retired President of ECMC Foundation	65	2021				2
	Anne Wojcicki	Chief Executive Officer and President of 23andMe	49	2021				0
AC	Audit Committee	Committee Member
CC	Compensation Committee	Committee Chair
23andMe Holding Co.	5	2023 Proxy Statement

Stockholder Engagement
Engaging with our stockholders is critically important to our Board and management team. The goal of our outreach efforts is to solicit feedback and identify issues of importance to our stockholders. Additionally, we proactively communicate with the investment community and stockholders about our financial performance, operations, and strategic developments through the following:
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Quarterly earnings releases, investor presentations, and conference calls;

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In-person and telephonic meetings with investors and stakeholders;

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Attendance, presentation, and in-person investor meetings at healthcare conferences;

•
Proactive outreach to our largest stockholders; and

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Our annual stockholders meeting, which includes a Q&A session.

During Fiscal 2023, we conducted outreach to many of our largest non-affiliate stockholders.
23andMe Holding Co.	6	2023 Proxy Statement

CORPORATE SOCIAL RESPONSIBILITY AND DE&I

Community Impact and Collaborations
We strive to positively impact communities affected by where we work and the work we do. We developed comprehensive Engagement Guidelines and a rubric for evaluating community organizations as we look to support more partnerships and events in the future. As we are committed to embedding diversity, equity, and inclusion (“DE&I”) in everything we do, these guidelines help to ensure that DE&I is a guiding tenet of our community involvement.
Fiscal 2023 Highlights

   We’ve continued our partnership with StreetCode Academy by offering an “exposureship” program to students and through the donation of equipment to support learning experiences. StreetCode Academy helps bridge the digital divide, empowering communities of color to achieve their full potential by sharing the mindset, skills, and access they need to embrace tech and innovation.

Launched Supplier Code of Conduct for all of our suppliers.
Environmental, Social, and Governance
Following the Business Combination, the Company has been working to create a meaningful Environmental, Social, and Governance (“ESG”) program. In Fiscal 2023, we took important steps to accomplish this, including publishing our first ESG Report.
Diversity, Equity, and Inclusion
We are committed to making our product, our community, and our entire company more diverse, equitable, and inclusive. We have developed four key pillars to hold our leadership, employees, and collaborators accountable:
Fiscal 2023 Highlights
Through enhanced recruiting and candidate networking efforts, 22.4% of our new hires for Fiscal 2023 were from marginalized communities.

We added more programs and opportunities to allow employees to find a sense of belonging and gain greater awareness around how DE&I is embedded in our business. These include the launch of a peer-to-peer mentorship program and a liaison network, and continued growth in the number of our Employee Resource Groups.

Our Product and Research and Development teams continue to use a DE&I by design process to ensure the DE&I lens is used throughout the entire product lifestyle.

Our Research team launched our African American Genome Project with the distribution of over 7,000 kits creating a focus on providing people awareness around the importance of knowing your sickle cell carrier status. This project has been instrumental in building trust with African American partners and consumers.

23andMe Holding Co.	7	2023 Proxy Statement

EXECUTIVE COMPENSATION HIGHLIGHTS

For a detailed discussion of our executive compensation program, please see the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 36.
Executive Compensation Practices
We intend to design our executive compensation program to (i) allow us to attract and retain highly qualified executive officers and (ii) allow these executive officers the opportunity to own a portion of the Company. Consistent with this philosophy, we aim to attract and retain highly qualified, experienced executive officers who can make significant contributions to our long-term business success; reward executive officers for achieving business goals and delivering strong performance; and align executive incentives with stockholder value creation. The following compensation practices demonstrate how we believe our executive compensation program reflects best practices and reinforces our culture and values:
What We Do
Maintain an independent Compensation Committee
Retain an independent compensation consultant
Conduct an annual executive compensation review with benchmarks derived from a reasonable set of similar-industry peer companies
Emphasize “at-risk” or variable compensation, including the implementation of a bonus program for NEOs in Fiscal 2023
Establish multi-year vesting requirements
Maintain double-trigger change-of-control arrangements
Conservative compensation risk profile

What We Don’t Do
Excise tax gross-up payments
Derivatives or hedging of equity securities
Pledging of equity securities
Multi-year employment agreements with NEOs
Stock option repricing without stockholder approval
Executive retirement plans
Excessive perquisites
Excessive executive severance rights or single-trigger change-of-control arrangements

Fiscal 2023 Compensation Program Elements
The following table summarizes the key compensation elements provided to all our named executive officers (“NEOs”) in Fiscal 2023:
Element	Form	Purpose
Base Salary	Fixed annual cash compensation	Provides a level of compensation sufficient to attract and retain NEOs and designed to reflect each NEO’s scope of responsibility and accountability
Annual Incentive Plan Awards	Restricted stock units	Provides the opportunity to earn variable, at-risk compensation based upon the Company’s achievement of certain annual pre-established financial, operational, and strategic performance metrics
Other Benefits	401(k) plan, health and welfare benefits, and minimum perquisites	Market-competitive offerings to attract and retain high-caliber executive talent
23andMe Holding Co.	8	2023 Proxy Statement

Recent Evolution of Our Executive Compensation Program
The Board and the Compensation Committee have continued to review and evaluate our executive compensation practices and policies. In connection with our goals to align executive realizable pay outcomes to our performance over both the short- and long-term, in June 2022, the Compensation Committee adopted the Annual Incentive Plan, pursuant to which, beginning with Fiscal 2023, the NEOs were eligible to receive annual incentive bonuses in the form of restricted stock units (“RSUs”), based upon the Company’s achievement of certain pre-established financial, operational, and strategic performance metrics. The Compensation Committee believes that the Annual Incentive Plan is an important component of the Company’s executive compensation program, as the opportunity to earn variable at-risk compensation will motivate and reward NEOs for achieving annual financial results. Moreover, the adoption of the Annual Incentive Plan represents the Compensation Committee’s commitment to a pay-for-performance compensation model.
VOTING MATTERS AND RECOMMENDATIONS

Proposal		Our Board’s Voting Recommendation	Page
1	Elect the three Class II director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	FOR each director nominee	10
2	A non-binding, advisory vote on the Fiscal 2023 compensation of our named executive officers (“Say-on-Pay”)	FOR	39
3	Approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan to, among other things, increase the number of shares authorized for issuance thereunder	FOR	75
4	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	FOR	89
ADDITIONAL INFORMATION

Refer to the “Additional Information About Our Annual Meeting and Voting” section of this Proxy Statement beginning on page 81 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications, and the deadlines for submitting stockholder proposals and other pertinent information.
23andMe Holding Co.	9	2023 Proxy Statement

PROPOSAL 1
Election of Directors
During Fiscal 2023 and until June 2023, our Board of Directors (the “Board”) consisted of nine members. Currently, our Board consists of eight members and is divided into three classes, designated as Class I, Class II, and Class III. We are committed to strong corporate governance, and our Board regularly reviews our governance structure, including our classified board structure. Our Certificate of Incorporation divides our Board into three classes, with each class elected to serve a three-year term. Our Certificate of Incorporation also provides that the number of directors constituting each class will, as nearly as is practicable, be equal. As a result, at each annual meeting of stockholders, approximately one-third of our directors are elected to serve for a three-year term. Our Board has periodically considered the continued appropriateness of this classified board structure and believes that our classified board structure provides important benefits, including:
•
Promoting Stability and Enhancing Institutional Knowledge. Our classified board structure enhances stability and continuity of leadership because our Board will always include directors with prior experience with our operating and regulatory environment, business, strategic goals, competition, trends, and risks.

•
Supporting Achievement of Long-Term Strategy. We believe that our classified board structure will help our Board maintain a long-term perspective, leading to decisions that are in the long-term interests of our Company and stockholders, while being responsive to short-term needs and objectives.

•
Maximizing Stockholder Value. We believe that a classified board enhances our ability to achieve value for our stockholders in the event of an unsolicited takeover. Without a classified board, a potential acquirer could gain control of our Board at a single annual meeting by replacing a majority of directors with its own nominees without paying a premium to our stockholders.

•
Enhancing Director Independence. We believe that a classified board with three-year terms enhances non-management directors’ independence from special interest groups or other parties whose goals may not be in the best interests of all of our stockholders.

Our Board has nominated Neal Mohan, Valerie Montgomery Rice, and Richard Scheller for election to the Board at the Annual Meeting. If elected, each director nominee will serve as a Class II director with a term to expire at the 2026 Annual Meeting of Stockholders. Each of the director nominees currently serves as a director of the Company.
The persons named as proxies will vote for each of the director nominees unless you instruct to withhold your vote for one or more of the director nominees. The director nominees have each agreed to serve if elected, and the Board has no reason to believe that any of the director nominees will be unavailable to serve. In the event that a director nominee is unable or declines to serve on the Board at the time of the Annual Meeting, the persons named as proxies intend to vote for a substitute director nominee proposed by the Board, unless the Board decides to reduce the number of directors.
Under our Second Amended and Restated Bylaws (the “Bylaws”), the election of directors is determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Votes may not be cumulated.
YOUR VOTE IS IMPORTANT	The Board unanimously recommends that you vote FOR each of the director nominees identified below.
23andMe Holding Co.	10	2023 Proxy Statement

CLASS II DIRECTOR NOMINEES

Information regarding each Class II director nominee is set forth below. Each Class II director nominee has a term that expires at the Annual Meeting. In addition to the qualifications set forth below, we believe that each of the Class II director nominees has a reputation for the highest character and integrity, works cohesively and constructively with the other members of our Board and with management of the Company, and demonstrates business acumen and an ability to exercise sound judgment.
Neal Mohan AGE | 49 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | CC
Mr. Mohan joined the Board of Directors of 23andMe, Inc. in 2017 and was elected to our Board upon the consummation of the Business Combination. Mr. Mohan is currently the Chief Executive Officer of YouTube, Inc. and previously served as the Chief Product Officer of YouTube, Inc. from 2015 until 2023. Previously, Mr. Mohan served as Senior Vice President of Display and Video Ads at Google from 2008 to 2015. Before joining Google, from 2005 to 2008, Mr. Mohan served as Senior Vice President of Strategy and Product Development at DoubleClick, Inc. (“DoubleClick”). Mr. Mohan has held various technology and business leadership positions at NetGravity Inc. (from 1997 to 1999) and DoubleClick (from 1999 to 2003), and various strategy and consulting roles at Microsoft Corporation (2004) and Accenture plc (from 1996 to 1997). Mr. Mohan previously served as a member of the boards of directors of the Internet Advertising Bureau (from 2012 to 2016) and the Mobile Marketing Association (from 2012 to 2015). Mr. Mohan earned his M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar. He also holds a B.A. in Electrical Engineering from Stanford University.
Other Public Company Boards:
•
StitchFix, Inc. (Nasdaq: SFIX)

Previous Public Company Boards (Past Five Years): None
Key Qualifications:
We believe that Mr. Mohan is qualified to serve on the Board because of his extensive industry and product experience, and experience in serving on boards of directors, as well as organizational management.

Valerie Montgomery Rice AGE | 62 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | CC (Chair)
Dr. Montgomery Rice was appointed to the Board in June 2021. The sixth president of Morehouse School of Medicine (“MSM”) and the first woman to lead the freestanding medical institution, Dr. Montgomery Rice serves as both the President and Dean. A renowned infertility specialist and researcher, she most recently served as Dean and Executive Vice President of MSM, where she has served since 2011. Prior to joining MSM, Dr. Montgomery Rice held faculty positions and leadership roles at various health centers, including academic health centers. Notably, she was the founding director of the Center for Women’s Health Research at Meharry Medical College. Dr. Montgomery Rice holds memberships in various organizations and participates on a number of boards, such as the following: member, National Academy of Medicine, the Association of American Medical Colleges Council of Deans, and the Horatio Alger Association and board of directors for The Metro Atlanta Chamber, Kaiser Permanente School of Medicine, The Nemours Foundation, Westside Future Fund, Josiah Macy Jr. Foundation, Headspace, Wellpath, and CARE. Dr. Montgomery Rice holds a bachelor’s degree in chemistry from the Georgia Institute of Technology, a medical degree from Harvard Medical School, an honorary degree from the University of Massachusetts Medical School, and a Doctor of Humane Letters honorary degree from Rush University.
Other Public Company Boards:
•
UnitedHealth Group Inc. (NYSE: UHN)

Previous Public Company Boards (Past Five Years): None
Key Qualifications:
We believe that Dr. Montgomery Rice is qualified to serve on the Board as she provides a valuable combination of experience at the highest levels of patient care and medical research, as well as organizational management and public health policy.

23andMe Holding Co.	11	2023 Proxy Statement

Richard Scheller AGE | 69 NOT INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | None
Dr. Scheller joined the Board of Directors of 23andMe, Inc. in 2019 and was elected to our Board upon the consummation of the Business Combination. From 2015 until his retirement in 2019, Dr. Scheller served as the Chief Scientific Officer and Head of Therapeutics of 23andMe, Inc. Prior to joining 23andMe, Inc., for 14 years (from 2001 until 2015), Dr. Scheller was Executive Vice President and Head of Research and Early Development of Genentech, Inc. Prior to joining Genentech, Inc., from 1982 to 1994, Dr. Scheller was a professor of Biological Sciences at Stanford University and was a Howard Hughes Medical Institute investigator at the Stanford University School of Medicine from 1994 to 2001. Dr. Scheller has been an adjunct professor of Biochemistry and Biophysics at the University of California, San Francisco, since 2004. He is a member of the board of trustees at the California Institute of Technology. Dr. Scheller is a fellow of the American Academy of Arts & Sciences, a member of the National Academy of Sciences, and a member of the National Academy of Medicine. He holds a B.S. in Biochemistry from the University of Wisconsin-Madison and a Ph.D. in Chemistry from the California Institute of Technology. He was a postdoctoral fellow in the Division of Biology at the California Institute of Technology and a postdoctoral fellow in Molecular Neurobiology at Columbia University at the College of Physicians and Surgeons.
Other Public Company Boards:
•
Alector, Inc. (Nasdaq: ALEC)

•
BridgeBio Pharma, Inc. (Nasdaq: BBIO)

•
Dice Therapeutics, Inc. (Nasdaq: DICE)

Previous Public Company Boards (Past Five Years):
Dr. Scheller previously served on the board of directors of Xenon Pharmaceuticals Inc. from 2015 to 2020 and on the board of directors of ORIC Pharmaceuticals, Inc. from 2015 to 2021.
Key Qualifications:
We believe that Dr. Scheller is qualified to serve on the Board because of his extensive industry and scientific experience, including his institutional knowledge of 23andMe, Inc.

23andMe Holding Co.	12	2023 Proxy Statement

CLASS I CONTINUING DIRECTORS

Information regarding each Class I director is set forth below. Each Class I Director has a term that expires at the 2025 Annual Meeting of Stockholders. In addition to the qualifications set forth below, we believe that each of the director nominees has a reputation for the highest character and integrity, works cohesively and constructively with the other members of our Board and with management of the Company, and demonstrates business acumen and an ability to exercise sound judgment.
Roelof Botha AGE | 49 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | AC
Mr. Botha joined the Board of Directors of 23andMe, Inc. in 2017 and was elected to our Board upon the consummation of the Business Combination. Since 2003, Mr. Botha has served in various positions at Sequoia Capital, a venture capital firm, including as a Managing Member of Sequoia Capital Operations, LLC since 2007. Prior to joining Sequoia Capital, from 2000 to 2003, Mr. Botha served in various positions at PayPal, Inc. (“PayPal”), including as PayPal’s Chief Financial Officer. Earlier, from 1996 to 1998, he worked as a management consultant for McKinsey & Company. He currently serves on the boards of directors of a number of privately held companies. Mr. Botha received his B.S. in Actuarial Science, Economics, and Statistics from the University of Cape Town and his M.B.A. from the Stanford Graduate School of Business.
Other Public Company Boards:
•
MongoDB (Nasdaq: MDB)

•
Block, Inc. (NYSE: SQ)

•
Natera Inc. (Nasdaq: NTRA)

•
Unity Software (NYSE: U)

Previous Public Company Boards (Past Five Years):
Mr. Botha previously served on the boards of directors of Eventbrite, Inc. and Bird Global, Inc.
Key Qualifications:
We believe that Mr. Botha is qualified to serve on the Board because of his extensive experience serving on the boards of directors of public companies, as well as his expertise with venture capitalism and technology companies.

23andMe Holding Co.	13	2023 Proxy Statement

Patrick Chung AGE | 49 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | AC; CC
Mr. Chung joined the Board of Directors of 23andMe, Inc. in 2009 and was elected to our Board upon the consummation of the Business Combination. Since 2015, Mr. Chung has served as Managing General Partner of Xfund (www.xfund.com). Prior to that, from 2007 to 2015, Mr. Chung was a partner at New Enterprise Associates (NEA, www.nea.com) and led the firm’s consumer and seed-stage investment practices. Mr. Chung was a member of the founding team of ZEFER Corp. (“ZEFER”), an internet services firm that was subsequently acquired by NEC Corp. Prior to ZEFER, Mr. Chung was with McKinsey & Company, where he specialized in hardware, software, and services companies. Mr. Chung received a joint J.D.-M.B.A. degree from Harvard Business School and Harvard Law School, where he served as Editor of the Harvard Law Review. He was a Commonwealth Scholar at Oxford University, where he earned a Master of Science degree. Mr. Chung earned his A.B. degree at Harvard College in Environmental Science.
Other Public Company Boards: None
Previous Public Company Boards (Past Five Years): None
Key Qualifications:
We believe that Mr. Chung is qualified to serve on the Board because of his extensive investment experience, track record, and corporate governance expertise.

Sandra Hernández AGE | 65 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | None
Dr. Hernández was appointed to the Board in November 2021. Since 2014, Dr. Hernández has served as the President and Chief Executive Officer of the California Health Care Foundation (“CHCF”). Prior to joining CHCF, she was Chief Executive Officer of The San Francisco Foundation, which she led for 16 years. She previously served as director of public health for the City and County of San Francisco from 1988 to 1997. She also co-chaired San Francisco’s Universal Healthcare Council, which designed Healthy San Francisco. In 2018, she was appointed to the Covered California board of directors, and in 2019, she was appointed to the Healthy California for All Commission. She also serves on the UC Regents Health Services Committee and the UC San Diego Chancellor’s Health Advisory Board. Dr. Hernández is a gubernatorial appointee to the board of Covered California, the California health insurance marketplace. Dr. Hernández practiced at San Francisco General Hospital in the HIV/AIDS Clinic from 1984 to 2016 and was an assistant clinical professor at the UCSF School of Medicine. She is a graduate of Yale University, the Tufts School of Medicine, and the certificate program for senior executives in state and local government at Harvard University’s John F. Kennedy School of Government.
Other Public Company Boards: None
Previous Public Company Boards (Past Five Years):
Dr. Hernández previously served on the board of directors of First Republic Bank.
Key Qualifications:
We believe that Dr. Hernández is qualified to serve on the Board because of her extensive experience in healthcare, organizational management, public health policy, and corporate governance expertise.

23andMe Holding Co.	14	2023 Proxy Statement

CLASS III CONTINUING DIRECTORS

Information regarding each Class Ill director is set forth below. Each Class Ill Director has a term that expires at the 2024 Annual Meeting of Stockholders. In addition to the qualifications set forth below, we believe that each of the Class Ill directors has a reputation for the highest character and integrity, works cohesively and constructively with the other members of our Board and with management of the Company, and demonstrates business acumen and an ability to exercise sound judgment.
Peter Taylor AGE | 65 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | AC (Chair)
Mr. Taylor was elected to the Board in connection with the Business Combination. Mr. Taylor retired in March 2023 as the president of the ECMC Foundation, a nonprofit corporation dedicated to educational attainment for low-income students, where he served since May 2014. Before joining the ECMC Foundation, from 2009 to 2014, Mr. Taylor served as executive vice president and chief financial officer for the University of California system. Most of Mr. Taylor’s professional career was in investment banking, with nearly 16 years in municipal finance banking for Lehman Brothers and Barclays Capital, where he was managing director for the Fixed Income Group. Mr. Taylor previously served on the Board of Trustees of the California State University system, where he chaired the Educational Policy Committee and the Finance Committee. He also serves on the boards of Pacific Life, the Ralph M. Parsons Foundation, and College Futures Foundation. Mr. Taylor received his undergraduate degree from UCLA, his Master’s Degree from Claremont Graduate University, and a certificate in public affairs from Coro Southern California.
Other Public Company Boards:
•
Edison International (NYSE: EIX)

•
Western Asset Premier Bond Fund (NYSE: WEA)

Previous Public Company Boards (Past Five Years): None
Key Qualifications:
We believe that Mr. Taylor is qualified to serve on the Board because of his finance and public policy experience, as well as his public company board experience.

Anne Wojcicki AGE | 49 NOT INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | None
Ms. Wojcicki joined the Board of Directors of 23andMe, Inc. in 2006 and was elected to our Board upon the consummation of the Business Combination. She is our Chief Executive Officer and President. Ms. Wojcicki co-founded 23andMe, Inc. in 2006 and has served as Chief Executive Officer since 2010. Prior to co-founding 23andMe, Inc., she worked as a healthcare analyst for several investment firms, including Passport Capital, LLC from 2004 to 2006, Andor Capital Management from 2001 to 2002, Ardsley Partners from 1999 to 2000, and Investor AB from 1996 to 1999. She is a co-founder and board member of the Breakthrough Prize in Life Sciences, the largest scientific award that is given to researchers who have made discoveries that extend human life. Ms. Wojcicki sits on the boards of directors of Zipline, Inc. and the Kaiser Permanente Bernard J. Tyson School of Medicine. Ms. Wojcicki also chairs the advisory board for the UCSF-Stanford Center of Excellence in Regulatory Science and Innovation. From 2008 to 2016, Ms. Wojcicki served on the Board of the Foundation for the National Institutes of Health. Ms. Wojcicki earned a B.S. in Biology from Yale University and also conducted molecular biology research at the National Institutes of Health and at the University of California, San Diego.
Other Public Company Boards: None
Previous Public Company Boards (Past Five Years):
Ms. Wojcick previously served on the board of directors of the special purpose acquisition company, AJAX I, from 2020 until its business combination with Cazoo Group Ltd. in 2021. She also served on the Cazoo Group Ltd. board of directors until 2022.
Key Qualifications:
Ms. Wojcicki is considered a pioneer in the direct-to-consumer DNA testing space, and we believe that her extensive industry experience, as well as her institutional knowledge as the co-founder of 23andMe, Inc., qualify her to serve on the Board.

23andMe Holding Co.	15	2023 Proxy Statement

Corporate Governance
The following section discusses our corporate governance, including the role of our Board and Board committees. Our Corporate Governance Guidelines, which were adopted to promote the effective functioning of the Board and Board committees and to reflect our commitment to high standards of corporate governance, are periodically reviewed by the Board to verify that they reflect the Board’s evolving corporate governance practices, policies, and procedures. In addition, we have a Code of Business Conduct and Ethics, which applies to all of the Company’s directors, officers, advisors, consultants, contractors, and employees. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our corporate website at investors.23andme.com/corporate-governance/documents-charters. The Company will provide copies of its Corporate Governance Guidelines and Code of Business Conduct and Ethics to any stockholder, free of charge, upon written request to our Corporate Secretary at 349 Oyster Point Boulevard, South San Francisco, California 94080.
ROLE OF THE BOARD

The business and affairs of the Company are managed by, and under the direction of, our Board, which serves as the ultimate decision-making body of the Company, except for those matters reserved for our stockholders. Our Board is responsible for overseeing management, which is, in turn, responsible for the operations of the Company. Our Board’s primary areas of focus are strategy, risk management, corporate governance, corporate social responsibility, and compliance, as well as evaluating management and guiding changes as circumstances warrant. In many of these areas, significant responsibilities are delegated to Board committees, which are responsible for reporting to the Board on their activities and actions. Refer to the “Corporate Governance — Committees of the Board and Meeting Attendance” section of this Proxy Statement beginning on page 19 for additional information on the Board committees.
BOARD LEADERSHIP STRUCTURE

The current leadership structure of our Board consists of a combined Chair and Chief Executive Officer position that is held by Ms. Wojcicki. The Board has determined that combining the positions of Chair and Chief Executive Officer is most appropriate for the Company at this time, because Ms. Wojcicki in this combined position provides unified leadership and direction to the Company and valuable insight to the Board.
As the Chair, Ms. Wojcicki has primary responsibility for presiding over meetings of the Board and meetings of stockholders. Additionally, the Chair is responsible for the agenda of all Board meetings and for previewing information sent to the Board as necessary and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items.
Non-employee directors meet regularly in executive session without management present. Additionally, at least once a year, the Company schedules an executive session with only independent directors. The chair of the Audit Committee is responsible for presiding over such executive sessions.
BOARD INDEPENDENCE

Our securities are listed on Nasdaq, and we use the standards of  “independence” prescribed by rules set forth by Nasdaq. Under Nasdaq rules, a majority of a listed company’s board of directors must be comprised of independent directors. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out a director’s responsibilities. Our Board has determined that the following directors are independent under Nasdaq and SEC rules and regulations: Roelof Botha, Patrick Chung, Sandra Hernández, Neal Mohan, Valerie Montgomery Rice, and Peter Taylor. As Anne Wojcicki serves as our Chief Executive Officer and Richard Scheller provides consulting services to the Company, they are not deemed to be independent. Additionally, for the entirety of Fiscal 2023 and until his passing in June 2023, Evan Lovell served as a director of the Company; the Board did not consider Mr. Lovell to be independent during his tenure as a director.
23andMe Holding Co.	16	2023 Proxy Statement

There are no family relationships among any of the current directors, director nominees, and executive officers of the Company.
Additionally, the Board has determined that each current member of the Audit Committee and Compensation Committee meets all applicable independence requirements under the Nasdaq rules and applicable SEC rules and regulations.
BOARD TENURE AND REFRESHMENT

It is the Board’s view that, while Board refreshment is an important consideration in the Board’s assessment of its composition, the best interests of the Company are served by it being able to take advantage of all available talent, and that the Board should not make determinations with regard to its membership solely on the basis of age. Accordingly, there are no established limits for retirement from the Board. Similarly, the Board does not believe it is appropriate to institute fixed limits on the tenure of directors because the Company and the Board would thereby be deprived of experience and knowledge. Accordingly, there are no established term limits for service on the Board.
At the same time, the Board recognizes that incumbent directors should not expect to be renominated automatically or continually. To this end, the Board is required to evaluate each incumbent director’s qualifications, performance, and ability to continue to contribute productively before nominating that director for an additional term. This evaluation includes a review of the results of the Board’s self-evaluation process and the Company’s needs at a particular point in time.
BOARD DIVERSITY

Our Board believes that, as a group, the directors should have diverse backgrounds and experiences. We believe that the members of the Board, as a group, have such diversity in terms of backgrounds and experiences, including varied race, ethnicity, nationality, gender, age, and other attributes. Our Corporate Governance Guidelines include a formal diversity policy that requires any search firm engaged to assist with director recruitment to include women and minority candidates in the pool from which the independent directors select director candidates.
The following diversity matrix sets forth information regarding the self-identification selections that our directors consented to be disclosed in the Proxy Statement:
Board Diversity Matrix (as of June 26, 2023)
Total number of Directors	8
	Female	Male	Non- Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	3	4	0	1
Part II: Demographic Background
African American or Black	1	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	2	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	2
Did Not Disclose Demographic Background	1
23andMe Holding Co.	17	2023 Proxy Statement

Board Diversity Matrix (as of May 13, 2022)
Total number of Directors	9
	Female	Male	Non- Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	0	3	0	6
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	1	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	6
The Board also believes that its members should be diverse in their qualifications and should represent a range of skills, areas of expertise, and depth of experience in areas that are relevant to and contribute to the Board’s oversight of the Company’s business, enterprise risks, and strategic priorities.
The Company has identified the following key experiences, qualifications, and skills from questionnaires completed by each of our directors. We believe that this reflects a balanced mix of experience, qualifications, and attributes of the Board as a whole. This high-level summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board, and we believe that each of our directors has a broad array of knowledge, experience, and skills.

Other Public Company Board Experience
7
Corporate Social Responsibility Experience
6
Investment and Capital Raising Experience
6
Mergers & Acquisitions Experience
3
Corporate Governance Expertise
8
Risk Management Expertise
8
Human Capital/Talent Management Experience
8
Strategic Growth and Business Development Expertise
7
Technology and Digital Expertise
5
Marketing and Consumer Insight
4
Financial Expertise
7
Relevant Industry Experience
6
Leadership Experience
8

DIRECTOR NOMINATIONS

Identifying Director Candidates
Our independent directors are responsible for identifying and selecting qualified nominees for election or, in the case of a vacancy, appointment to the Board. Director candidates may come to the attention of the independent directors from a variety of sources, including current Board members, stockholders, and management. All candidates are reviewed in the same manner, regardless of the source of the recommendation.
23andMe Holding Co.	18	2023 Proxy Statement

The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. The Board believes that this ongoing pursuit of qualified candidates functions as an appropriate director succession plan. Pursuant to our Corporate Governance Guidelines, our independent directors have the authority to retain consultants and search firms to assist in the process of identifying and evaluating candidates. Any search firm that is engaged for a new director search must include women and minority candidates in its pool of candidates.
Director Time Commitment Considerations
In evaluating nominees to serve on our Board, the independent directors consider whether a director nominee has the ability to effectively fulfill his or her duties as a director of the Company, especially with regard to the director nominee’s expected time commitments with respect to his or her occupation and/or service as a director of other public companies.
Our Corporate Governance Guidelines set forth guidelines regarding the number of public company boards and audit committees on which members of our Board may serve. Unless the Board determines that the carrying out of a director’s responsibilities to the Company will not be adversely affected by the director’s other directorships:
•
Directors who also serve as executive officers of a public company may not serve on more than a total of two public company boards (including the Company’s Board); and

•
Directors who are not executive officers of a public company may not serve on more than four public company boards in addition to the Company’s Board.

Additionally, if a member of the Company’s Audit Committee wishes to serve on the audit committees of more than a total of three public companies, the Board must approve such additional service, after determining whether such simultaneous service impairs the director’s ability to serve effectively on the Company’s Audit Committee, before the director accepts the additional position.
Our Board believes that each of our directors has demonstrated the ability to devote sufficient time and attention to Board duties and to otherwise fulfill the responsibilities required of our directors. However, we understand that certain of our stockholders and/or proxy advisory firms may deem Roelof Botha “overboarded” under their policies. After careful consideration, the Board believes that Mr. Botha has dedicated, and will continue to dedicate, sufficient time to carry out his duties as a member of the Board and the committees thereof. Additionally, the Board believes that his services with other public companies do not, and will not, negatively impact his service on our Board.
Stockholder Recommendations for Director Candidates
Stockholders may recommend director candidates for consideration by our independent directors by giving written notice of the recommendation to the Corporate Secretary of the Company at the Company’s principal executive offices at 349 Oyster Point Boulevard, South San Francisco, California 94080. In considering candidates recommended by stockholders, our independent directors will take into consideration the needs of the Board and the qualifications of each candidate. For additional information regarding stockholder nominations and recommendations, please see the “Stockholder Proposals and Nominations for the 2024 Annual Meeting” section of this Proxy Statement on page 80.
DIRECTOR QUALIFICATIONS AND CONSIDERATION OF DIRECTOR CANDIDATES

When considering candidates for the Board, our independent directors evaluate the entirety of each candidate’s credentials and do not have specific eligibility requirements or minimum qualifications that must be met by a candidate. The independent directors are also responsible for reviewing from time to time the appropriate skills and characteristics required of Board members in the context of the background of existing members and in light of the perceived needs for the future development of the Company and the best interests of the Company and its stockholders. This assessment includes issues of diversity and experience in different substantive areas including, without limitation, risk management, operations, marketing, accounting, legal, finance, investment and capital raising, strategic growth and business development, biotechnology, healthcare, mergers and acquisitions, technology and digital expertise, cybersecurity, environmental, social, and governance (ESG), human capital management, and diversity, equity, and inclusion (DE&I). All directors should possess the highest personal and professional ethics, integrity, and demonstrated leadership, and be committed to representing the long-term interests of the Company and its stockholders.
23andMe Holding Co.	19	2023 Proxy Statement

The Company believes that the Board as a whole should have competency in the following areas:
• High character and integrity • Audit, accounting, and finance • Management experience	• Industry knowledge • Leadership experience • Strategy/vision
The Board seeks the best director candidates based on the skills and characteristics required without regard to race, color, national origin, religion, disability, marital status, age, sexual orientation, gender, gender identity and expression, or any other basis protected by federal, state, or local law. The independent directors actively seek candidates for the Board who embody diversity in skills, abilities, industry knowledge, experience, gender, race, ethnicity, and veteran and disability status, as well as such other factors considered useful depending on the needs of the Company at such time.
OTHER POLICIES RELATED TO SERVICE AS A DIRECTOR

Directors Who Change Their Job Responsibility
When a director’s principal occupation or business association changes substantially from that which they held when first elected to the Board (including retirement), they will be required to tender a resignation as a director promptly to the Board. The Board will consider whether to accept or reject the tendered resignation, taking into consideration the effect of such change on the interests of the Company.
Directors Who Cease to be Independent
Each director is required to notify the Board of any change in circumstances that may impact their independence. If so notified, the Board will reevaluate, as promptly as is practicable thereafter, such director’s independence. An independent director who ceases to qualify as such after election to the Board will be required to tender a resignation as a director promptly to the Board, which will consider whether to accept or reject the resignation, taking into consideration the effect of such change on the interests of the Company.
COMMITTEES OF THE BOARD AND MEETING ATTENDANCE

A total of five meetings of the Board were held during Fiscal 2023. During Fiscal 2023, the non-employee directors met alone without management present on one occasion.
Except with respect to Evan Lovell, each director attended 75% or more of the aggregate of  (i) the total number of meetings of the Board held during the time in which such director was a member of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the period such director served as a member of such committee. Mr. Lovell served as a director of the Company for the entirety of Fiscal 2023 and until his passing in June 2023. Due to illness, Mr. Lovell attended three of the five Board meetings held during Fiscal 2023.
While we do not have a formal policy on director attendance at annual meetings, directors are expected to attend our annual meeting of stockholders. All of the directors virtually attended the 2022 Annual Meeting of Stockholders.
23andMe Holding Co.	20	2023 Proxy Statement

Committees of the Board
The Board has two standing committees, each of which is described below. The responsibilities of each standing committee are set forth in a written charter. Each committee reviews its charter annually and makes recommendations for changes to the Board. The Board may form new committees, disband existing committees, and delegate additional responsibilities to a committee.
Each committee’s charter is available on our website at investors.23andme.com/corporate-governance/documents-charters.
The Board’s standing committees and their current members are as follows:
Director	Audit Committee	Compensation Committee
Roelof Botha
Patrick Chung
Sandra Hernández, M.D.
Neal Mohan
Valerie Montgomery Rice, M.D.
Richard Scheller, Ph.D.
Peter J. Taylor
Anne Wojcicki

Committee Chair

Member

Financial Expert

23andMe Holding Co.	21	2023 Proxy Statement

Audit Committee
MET 4 TIMES IN FISCAL 2023 COMMITTEE MEMBERS • Peter Taylor (Chair) • Roelof Botha • Patrick Chung
Primary Responsibilities
The primary responsibilities of the Audit Committee are to oversee:
•
the accounting and financial reporting processes and audits of the financial statements of the Company

•
the integrity of the Company’s financial statements

•
the Company’s processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures

•
the qualifications, engagement, compensation, independence, and performance, as well as termination and replacement of the Company’s independent auditor, and the auditor’s conduct of the annual audit of the Company’s financial statements and any other services provided to the Company

•
the performance of the Company’s internal audit function, if any

In addition, the Audit Committee is responsible for:
•
reviewing and, if appropriate, approving or ratifying any related person transactions and other significant conflicts of interest, in each case in accordance with the Company’s Code of Business Conduct and Ethics and Related Person Transaction Approval Policy

•
establishing and reviewing “whistleblowing” procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters

•
producing the report of the Audit Committee to be included in the Company’s annual proxy statement or Annual Report on Form 10-K as required by the rules of the SEC

FINANCIAL EXPERTISE AND INDEPENDENCE
The Board has determined that each current member of the Audit Committee meets all applicable independence and financial literacy and expertise requirements under the Nasdaq rules and applicable SEC rules and regulations. Additionally, the Board has determined that Peter Taylor qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

23andMe Holding Co.	22	2023 Proxy Statement

Compensation Committee
MET 4 TIMES IN FISCAL 2023 COMMITTEE MEMBERS • Valerie Montgomery Rice, M.D. (Chair) • Patrick Chung • Neal Mohan
Primary Responsibilities
The primary responsibilities of the Compensation Committee are:
•
assisting the Board in overseeing the Company’s employee compensation policies and practices, including (i) determining and approving the compensation of the Company’s CEO and the Company’s other executive officers; and (ii) reviewing and approving incentive compensation and equity compensation policies and programs, and exercising discretion in the administration of such programs

•
producing the report of the Compensation Committee to be included in the Company’s annual proxy statement or Annual Report on Form 10-K as required by the rules of the SEC

•
overseeing the Company’s culture and human capital management, including diversity, equity, and inclusion

•
reviewing the form and amount of non-employee director compensation at least annually, and making recommendations thereon to the Board

•
in consultation with the CEO, annually reporting to the Board on succession planning

In addition, the Compensation Committee has the sole discretion to retain or obtain advice from, oversee and terminate any compensation consultant and is directly responsible for the appointment, compensation, and oversight of any work of such consultant.
DELEGATION
The Compensation Committee may form and delegate authority to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Compensation Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq. The Compensation Committee may also delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by applicable law and as may be permitted by such plans and subject to such rules and regulations (including limits on the aggregate awards that may be made pursuant to such delegation) as the Compensation Committee may approve; provided that, the Compensation Committee will determine and approve the awards made under such plan to any executive officer and any other member of senior management as the Compensation Committee shall designate and shall at least annually review the awards made to such other members of senior management as it shall designate.

INDEPENDENCE
The Board has determined that each member of the Compensation Committee meets all applicable independence requirements under the Nasdaq rules and applicable SEC rules and regulations. Each member of the Compensation Committee also has been determined to be a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act.

BOARD EVALUATION PROCESS

On an annual basis, the members of the Board and each Board committee conduct a confidential self-assessment of their performance. The Board believes it is important to assess its overall performance, the performance of the Board committees, and the individual performance of each director. In order to serve the best interests of our stockholders and position the Company for future success, the Board reviews its overall composition, including director tenure, Board leadership structure, diversity, and individual skill sets as part of the evaluation process.
BOARD ROLE IN RISK OVERSIGHT

The Board has primary responsibility for risk oversight and, in this capacity, oversees the management of risks related to the operation of our Company. The Board executes its oversight duties in part by assigning responsibility to committees of the Board to oversee
23andMe Holding Co.	23	2023 Proxy Statement

the management of risks that fall within their respective areas. In performing this function, each Board committee has full access to management, as well as the ability to engage advisors. The chair of each committee reports on the applicable committee’s activities at each Board meeting and has the opportunity to discuss risk management with the full Board at that time.

The Board

- Assigning specific oversight duties to appropriate Board committees
- Engaging in periodic briefing and informational sessions by management addressing:
  - The types of risk the Company faces; and
  - Processes for risk identification, mitigation, and control

Audit Committee

- Reviews and discusses with management the Company's major financial risk exposures and the actions that management has taken to monitor and control such exposures
- Reviews the performance and independence of the Company's independent auditors and the performance of the Company's internal audit

Compensation Committee

- Reviews and oversees the risk assessment related to the Company's compensation programs and reports the results to the Board
- Reviews the Company's management of risk regarding attracting, developing, and retaining key talent

Cybersecurity Risk Oversight
Our Chief Security Officer leads our cybersecurity program and provides reports and updates to the Board. The Board has assigned specific oversight of cybersecurity risk to the Audit Committee. As part of the management of cybersecurity as an enterprise risk, we perform various internal and external information security risk assessments. These assessments include third-party penetration testing and secure code review, public bug bounty, and vulnerability reporting programs, as well as independent audits of our information security management systems. Our employees are trained on cybersecurity matters on an ongoing basis. This training includes secure handling of customer and patient data, legally required privacy practices, and important emerging risks. We also conduct targets training throughout the year on topics such as physical security awareness, email phishing, etc. Please see “ESG — Data Security” on page 24 for more information.
ESG Risk Oversight
The Board has primary responsibility for ESG oversight and, in this capacity, oversees the management of risks related to ESG matters. Please see “ESG — ESG Oversight” on page 23 for more information.
Business Continuity
As required by our ISO certifications, we have robust business continuity planning and risk management procedures. As part of the incident response policy, we regularly conduct tabletop exercises including, among other teams, our Marketing, Human Resources, and Legal departments to walk through various situations and develop preparedness plans. In addition, the data security team practices resolution procedures monthly in the event of a security breach. We have also developed redundancies in our supply chain and kit fulfillment/genotyping services to continue providing services during a location-based disruption.
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COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties are invited to communicate with the Board, its committees, the Chair, or with non-employee and independent directors as a group by writing to: 349 Oyster Point Boulevard, South San Francisco, California 94080.
All such correspondence should identify the author as a stockholder or other interested party and clearly state the intended recipient. Communications received may be reviewed by the Corporate Secretary for the sole purpose of determining whether it is appropriate. In general, the following types of communication are not related to the duties and responsibilities of the Board and are therefore not appropriate: spam and similar junk mail and mass mailings, unsolicited advertisements or invitations to conferences or promotional material, product complaints, resumes or other job inquiries, and surveys.
ESG

We are committed to good corporate citizenship, which means putting our employees first, striving to create positive impacts within our organization, and aiming to better the communities in which we conduct business. We strive to promote inclusion and diversity, enhance our community involvement, and foster our social stewardship.
We believe that our investment in the following areas will help further advance our mission and ensure our long-term success, while operating ethically, sustainably, and responsibly.

Our Practices
Ethical and responsible management is woven through our culture and decision-making process. We strive to go beyond regulatory compliance to build a strong culture of integrity and transparency.
Our People We believe an environment where all employees feel welcome, supported, and are able to reach their full potential leads to the best outcomes for the company.

Our Products
We empower people to explore their genetic and health information to be more proactive about their health and learn about their ancestry. We see first-hand how powerful genetic information can be for our customers. This gives us a tremendous sense of responsibility that informs all aspects of product development in order to provide customers with safe, accurate, high-quality services.

Our Planet
We are conscious not only of our impact on the communities where we work and live, but also globally, as we operate an international supply chain. Although we are in the early stages of our ESG journey, 23andMe is mindful of our environmental impact and seeks to make our business practices more sustainable.

ESG Oversight
The Board as a whole has primary responsibility for ESG oversight and oversees ESG-related risks and opportunities. All Board members have risk management expertise, and four directors have specific experience in corporate social responsibility. The Audit Committee generally oversees financial and compliance matters, while the Compensation Committee generally oversees human capital management and compensation programs.
In March 2022, we formed an ESG Task Force composed of several cross-functional senior leaders that meet quarterly to create and operationalize our ESG initiatives under the Board’s supervision. In addition, the Chief Security Officer oversees cybersecurity and customer privacy programs and regularly provides updates to the Board.
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Audit Committee
Financial Risk
Ethics and Compliance
Board of Directors
Executive Team
Compensation Committee
Compensation
Human Capital Management
Chief Security Officer
ESG Task Force
Cybersecurity
Enterprise Risk Management
Business Continuity
Diversity, Equity, and Inclusion
Corporate Governance
Marketing
Facilities Management
Supply Chain
Privacy

Our Practices
Ethical behavior and sound corporate governance underpin our business strategy and operations. We strive to go beyond regulatory compliance to build a strong culture of integrity and transparency.
Corporate Governance and Business Ethics
At 23andMe, integrity is paramount, and we follow high ethical standards. We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) covering numerous topics, including corruption, antitrust violations, insider trading, gifts and entertainment, conflicts of interest, and the validity of financial information. We have also established a Global Anti-Corruption Policy for our employees, who are periodically asked to certify compliance in writing. The Audit Committee provides Board-level oversight of ethics and compliance matters.
All employees affirm their commitment annually to the Code of Ethics. In addition, 100% of employees and contractors are required to complete annual ethics and compliance training.
Additionally, we do not have a political action committee (PAC) and make no political contributions. Our political advocacy is centered on promoting policies that protect the privacy and security of individuals’ genetic data. 23andMe is a founding member of the Coalition for Genetic Data Protection, a partnership with other genetic testing companies to provide a unified voice promoting best practices on customer privacy and data security, which educates and advocates for reasonable and uniform privacy regulation to promote the responsible and ethical handling of every person’s genetic data.
Responsible Marketing
We are committed to responsible interactions with consumers and the broader healthcare community. All marketing activities and scientific engagement must conform to the rigorous requirements detailed in our Code of Ethics and Global Anti-Corruption Policy. We have developed strict internal controls for all consumer-facing marketing materials. Our team collaborates with and receives final official approval from, which for our FDA-regulated health products is documented in our Quality Management System, the following departments before publishing consumer-facing materials:
Legal (for all content)

Regulatory Affairs (for FDA-authorized/cleared content such as health report descriptions and claims)

Medical Affairs (for content related to health information)

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We require all marketing employees who create consumer-facing marketing, promotional, or other labeling materials to complete annual training of our responsible marketing materials procedures. These marketing procedures are internally audited every year. The Legal, Regulatory, and Medical Affairs departments conduct supplemental training on marketing, pricing, and healthcare compliance to all relevant employees upon hire and annually.
Data Security
Maintaining strict data security is key to protecting our technology and customer information. We integrate best practices to protect our networks and systems from cyber threats and unauthorized use.
We meet the highest industry standards for data security and privacy. After an extensive security audit, our information security management system received its first certification under the globally recognized ISO/IEC 27001:2013 standard in 2019. In 2020, we received certification for two additional standards, ISO 27018 and 27701, which cover our privacy information management system and the security of personal information in cloud computing environments. To maintain these three ISO certifications, we are subject to a third-party annual audit. We also perform third-party penetration testing, secure code review, public bug bounty, and vulnerability reporting programs.
We require 100% of our employees and contractors to complete information security compliance training annually. We also conduct training throughout the year on topics such as physical security awareness and email phishing simulations.
Our People
We strive to put our people first and build an environment where our employees feel welcome, supported, and able to reach their personal and professional development goals. We are in this together, as enshrined in our company’s core values. The Compensation Committee provides Board-level oversight of human capital management to keep us accountable. The Vice President, People provides executive-level oversight alongside the company’s other senior leadership.
Workforce
As of March 31, 2023, we employed approximately 816 employees worldwide, of which approximately 769 were full-time employees and approximately 90% were U.S.-based employees.
We believe that diverse perspectives and an inclusive culture produce a highly energized work environment and a solutions-driven community. We are committed to maintaining this ideal in our workplace and created four key pillars to guide our leadership, employees, and collaborators:
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DE&I Strategy
We view DE&I as a strategic priority and have assigned oversight responsibilities and allocated the necessary leadership resources to execute our initiatives. Management provides regular updates to the full Board regarding our DE&I initiatives.
Our DE&I strategy is focused on workplace, workforce, marketplace, and community, and is deeply ingrained in our organizational insights, employee data, and industry research and benchmarks. In Fiscal 2023, we achieved the following important milestones of our long-term DE&I strategy:
Through enhanced recruiting and candidate networking efforts, 22.4% of our new hires for Fiscal 2023 were from marginalized communities.

We added more programs and opportunities to allow employees to find a sense of belonging and gain greater awareness around how DE&I is embedded in our business. These include the launch of a peer-to-peer mentorship program and a liaison network and continued growth in the number of our Employee Resource Groups.

Our Product and R&D teams continue to use a DE&I by design process to ensure that the DE&I lens is used throughout the entire product lifestyle.

Our Research team launched our African American Genome Project with the distribution of over 7,000 kits creating a focus on providing people awareness around the importance of knowing your sickle cell carrier status. This project has been instrumental in building trust with African American partners and consumers.

We aim to grow, learn, and shape our approach to DE&I for the betterment of our workforce and the communities we serve. To that end, we will continue to ensure that we are creating an environment that welcomes conversations about issues that impact our workforce, customers, and the broader community.
DE&I Transparency
We strive to be transparent in our DE&I journey and on our progress toward our goals. Since 2021, we have shared our annual hiring and staff composition data on our website and highlighted areas where we can improve. As of March 31, 2023, 53% of our U.S. workforce are women and approximately 51% self-identify as ethnically or racially diverse.

We also seek external insight into our efforts. In October 2021, our CEO, Anne Wojcicki, joined other top CEOs in signing the Disability: IN CEO Letter ON Disability Inclusion, pledging to advance disability inclusion and urging other leaders to do so as well. As a part of this commitment, we participate in the Disability Equality Index, a benchmarking tool to gauge how inclusive a company’s policies and practices are for employees and customers with disabilities.
Hiring
We incorporate DE&I into hiring through our recruiting and interview processes and management and corporate bonus plan. We have established several measures to ensure that we continue recruiting and hiring diverse candidates:
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We created onsite interview goals and processes to include at least one candidate who identifies as female and at least one who identifies as Black, Latinx, two or more races, Pacific Islander, or Indigenous American.

All hiring teams are required to complete inclusive interview training.

To build diverse talent pipelines, we have recruiting partnerships with several organizations and events, including:
Society for Advancement of Chicanos/Hispanics & Native Americans in Science (SACNAS)

STEM Excellence through Equity and Diversity (SEED) Scholars Program

Meyerhoff Scholars Program

Black Professionals in STEM

AfroTech

Street Code Academy

Boys and Girls Club of the Peninsula

Rdevia

Employee Experience
Hiring diverse talent is just one part of our mission to build an inclusive workplace; we are also committed to maintaining an environment where employees stay and thrive. We offer numerous opportunities for employees to continue learning about diversity and inclusion. In 2021, we launched voluntary training on Unconscious Bias, Microaggressions, and Allyship. In Fiscal 2023, 25% of employees participated in DE&I-related training.
An employee training pod took an active role in shaping the next iteration of training by progressing the Allyship course to focus on how to better support underrepresented communities at 23andMe. In addition to offering training, we also build supportive communities by hosting DE&I Lunch and Learn sessions, Speaker Series, and book clubs. 23andMe offers employee affinity groups to provide a place for employees with shared interests, experiences, or characteristics to gather and create community.
Community Impact and Collaboration
As part of our mission to advance DE&I, we aim to have a positive impact on the areas where we live and work by interacting with community organizations and supporting research collaborations for minority groups.

StreetCode Academy is a 501(c)(3) nonprofit that aims to bridge the digital divide, empowering communities of color to achieve their full potential by sharing the mindset, skills, and access they need to embrace tech and innovation.
In Fiscal 2023, we donated classroom equipment, including laptop chargers and wall projectors, to StreetCode Academy.

In the summer of 2022, 23andMe teamed up with StreetCode Academy to offer tailored “exposureships” to high school students in the Bay Area. StreetCode Academy is a tech empowerment program for underserved communities of color and provides free classes in coding, entrepreneurship, and makerspace design. Throughout the weeklong exposureships, the students participated in professional development workshops and panels, worked closely with 23andMe mentors, attended company meetings, and received a closer look into what it is like to work at 23andMe.
In addition to StreetCode Academy, in Fiscal 2023, we supported the San Jose School of Arts and Culture and Türkiye earthquake relief efforts.
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We look to support more partnerships and events in the future, so we have developed a comprehensive Community Organization Engagement Guide and rubric for evaluating opportunities. This document ensures that our interactions with external organizations align with our mission, have a measurable impact, and build meaningful and sustained relationships.
Through our Research Innovation Collaborations Program, we received 40 applications during our most recent submission cycle. Of these submissions, 26 proposals included research related to Black, Latinx, two or more races, Pacific Islander, Asian, or Indigenous American groups.
Employee Training and Development
We provide many resources for employees to continue to grow, advance, and develop as leaders. We provide department learning budgets, internal mentorship programs, and up to $2,300 per employee annually in tuition reimbursement. Our flagship leadership program is a four-month, cohort-based training. The program is designed for managers at all levels, including program, project, individual, and team leaders. During Fiscal 2023, more than 15% of employees participated in this program.
Our performance management framework is designed to support and foster career advancement. It evaluates employees in three areas:
1.
THE WHAT, including job responsibilities, objectives, and key results (OKRs), projects, and goals

2.
THE HOW, including our core values, collaboration, and team behaviors

3.
IMPACT on the business, on the Company, and for DE&I and personal citizenship

Additionally, we strive to provide regular feedback to all employees to support their professional growth. All employees receive an annual performance review and multiple one-on-one developmental check-ins with their manager throughout the year.
Engagement and Retention
We utilize an independent firm to gather feedback and conduct employee engagement surveys. In Fiscal 2023, we launched a DE&I survey to gather feedback on the effectiveness of our DE&I initiatives. With 81% participation, we received very high scores from our employees for how much we value DE&I in our workplace (87%) and for their sense of belonging at the company (80%).
We pride ourselves on our responsiveness to employee feedback and have implemented various programs to improve the employee experience, including:
Every new hire’s onboarding includes a comprehensive 1.5 days of learning about the Company, our work, our people, and our culture. We have quarterly new hire dinners where new hires get to meet Company executives and learn even more about their function and work.

We offer “23andMe University” bi-annually, which is an all-day educational event for our recent hires to experience a deep dive into the key areas of our business.

To better recognize employee contributions toward DE&I initiatives, we have incorporated a DE&I component into our performance management framework.

We collect exit feedback with a thorough list of questions on management, culture, and work experience and use that data to inform our policy/program updates in the future.

Benefits and Compensation
We firmly believe in investing in our employees’ health, well-being, and wellness. All benefits-eligible employees working at least 20 hours per week receive a competitive package, which includes the following:
Comprehensive insurance (health, vision, dental, and life/accidental death and dismemberment).

401(k) company matching.

Reimbursement of up to a lifetime maximum of  $20,000 each for fertility, adoption, and surrogacy expenses.

An employee assistance program for those experiencing unexpected life challenges or obstacles.

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We know the importance of taking breaks to recharge, give back, or even raise a family, so we offer flexible work and leave options to accommodate:
Exempt employees receive flexible time off that may be used for vacation and other personal events.

Non-exempt employees receive two floating holidays and accrue at least three weeks of vacation.

Employees are allowed to take paid time off to volunteer.

Work-from-home internet stipend plus a one-time reimbursement for home office equipment.

16 weeks of fully paid parental leave for birthing parents.

8 weeks of fully paid parental leave for non-birthing parents.

We have several offerings to support our employees’ mental and physical wellness:
Complimentary health and fitness classes at our onsite gym, including instructor-led yoga, Pilates, cardio, strength, and meditation classes.

Individual and team wellness challenges that incorporate mental, emotional, physical, and nutritional elements of a healthy lifestyle.

Online navigation and advocacy service to find the proper care and deal with medical bill questions.

Complimentary mental health counseling services for employees and their dependents.

We also provide an employee stock purchase plan (“ESPP”). Our ESPP allows employees to purchase 23andMe stock at a discounted rate. All regular employees, including executive officers (except those holding 5% or more of total stock), may contribute up to 15% of their earnings to purchase Class A common stock during specified periods. As of March 31, 2023, 58% of our eligible employees participated in the plan.
Pay Equity
We conduct bi-annual pay parity analyses and compensation surveys to ensure equitable compensation for all employees. We use Syndio to review pay parity at the end of each compensation planning cycle and present the results with any recommended remedial actions to the CEO, Chief Financial Officer, and Chief Administrative Officer for approval.
Employee Health and Safety
As a healthcare company, we consider the health and safety of our employees to be a top priority. We have several employee trainings that include topics such as:
Emergency response. Volunteer employees at each site are trained to react during emergencies while waiting for first responders to arrive. This training covers topics such as fire extinguisher use, first aid, and cardiopulmonary resuscitation (CPR).

COVID-19 safety protocols.

Biosafety, decontamination, and unseen blood handling.

Dosimetry and Personal Protective Equipment (PPE) programs.

Since many employees have transitioned to remote work, we focus on ensuring they have safe and productive home environments. We provide a one-time home office equipment stipend for adjustable desks, ergonomic chairs, and other resources.
Our Products
We seek to empower people to explore their genetic and health information, so they can use that knowledge to pursue more personalized healthcare, understand their ancestry, connect with relatives, and help contribute to research discoveries if they choose to. We abide by strict product quality requirements and privacy standards to ensure that our customers receive safe, highly accurate services they can understand and trust. But we are never done building, and we continue to make advancements to enhance the user experience and lead the healthcare industry forward.
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Advancing Product Inclusivity
We strive to ensure that everyone who uses our product receives meaningful value and has an inclusive and accessible experience. We also recognize the importance of increasing genetic research diversity so that we can conduct more useful research on diseases, develop better therapeutics, and build more insightful products.
In mid-2020, we conducted an initial audit of our product, customer experience, research participation, and database characteristics to identify disparities we could address to improve the customer experience and engagement. We have specifically focused on addressing two major gaps:
Making the customer experience more sex and gender-inclusive.

Increasing the value that our product delivers to customers from non-European backgrounds.

After conducting product audits every six months since Fiscal 2021, we will be shifting to an annual cadence so we can focus more on execution.
Sex/Gender Inclusivity
As of September 2021, we allow customers to distinguish between their sex assigned at birth and their gender identity within our relevant product features. This enables our customers, especially our transgender and non-binary customers, to have their gender accurately described if or when they share their profile with genetic relatives or other customers.
Genetics Research Diversity and Product Equity
Our genetic database is Eurocentric, which has historically limited the value of our products for individuals with non-European backgrounds. We have several initiatives to advance genetic diversity, including the Global Genetics Project and the African Genetics Project. As a result of these efforts, in January 2022, we added 25 African genetic groups that correspond closely with ethnolinguistic affiliations. This update delivered enhanced results for over 300,000 customers with African ancestry. We also added eight regions representing Indigenous ancestry in North America in July 2021. We continue to evaluate new ways to offer richer and more detailed information for customers with non-European backgrounds.
Telehealth for All
With Lemonaid now part of the 23andMe family, we plan to extend DE&I initiatives to our telehealth services to ensure a positive experience for patients with diverse backgrounds and needs. The Patient Support Team’s initial focus has been on specific projects aimed at sex and gender inclusivity, appointment scheduling tools, and healthcare provider representation.
Digital Accessibility
We build digital accessibility (a11y) into our product development and design process so that our products can be enjoyed by everyone, including people with hearing, mobility, visual, and cognitive disabilities. Some of the a11y tools we use:
Our design system includes color palettes that meet the minimum color contrast (AA) set by the Web Content Accessibility Guidelines (WCAG), so our content is accessible to users with low vision or color blindness.

We train our engineers to evaluate accessibility with an automated scan, a keyboard, and a screen reader to help prevent regressions in accessibility.

Automatic captioning is turned on for our YouTube videos.

It is important to share this knowledge throughout the company, so we provide ongoing workshops, demos, meetings, and a company-wide presentation on a11y. We have also curated documentation on a11y and created an #accessibility Slack channel where people can ask questions.
RELATED PERSON TRANSACTIONS

Related Person Transaction Approval Policy
The Board has adopted the 23andMe Holding Co. Related Person Transaction Approval Policy (the “RPT Policy”). The RPT Policy applies to any transaction (each, a “Related Person Transaction”) in which:
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•
23andMe or a subsidiary, partnership, joint venture, or other business association that is effectively controlled by 23andMe, directly or indirectly, is, was, or will be a participant in the transaction;

•
the amount of the transaction exceeds $120,000; and

•
a Related Person (as defined below) has, had, or will have a direct or indirect material interest in the transaction.

Under the RPT Policy, a “Related Person” is (i) any director or executive officer of 23andMe, (ii) any nominee for director (when the information called for by the rules and regulations of the SEC is being presented in a proxy or information statement related to the election of that nominee for director), (iii) any stockholder of 23andMe known to 23andMe to be the beneficial owner of more than 5% of any class of 23andMe’s voting securities (a “5% or Greater Holder”), and (iv) any immediate family member of any such person.
The Audit Committee is responsible for reviewing Related Person Transactions and approving, ratifying, revising, or rejecting Related Person Transactions in accordance with the RPT Policy. Company management is responsible for determining whether a transaction is a Related Person Transaction, including whether the Related Person has a material interest, based on a review of all facts and circumstances, which includes, without limitation, information provided to management in the annual director and officer questionnaires. Upon determination by management that a transaction is a Related Person Transaction and therefore requires review by the Audit Committee, the material facts respecting the Related Person Transaction and the Related Person’s interest in such Related Person Transaction are reported to the Audit Committee. The Audit Committee is entitled to rely on such determinations by management.
Related Person Transactions
The following sets forth a summary of the Related Person Transactions during Fiscal 2023, all of which were approved by the Audit Committee in accordance with the RPT Policy.
Transactions with Related Persons in Fiscal 2023
GSK Agreement

The Company considers Glaxo Group Limited to be a 5% or Greater Holder. In July 2018, we entered into a collaboration agreement with GlaxoSmithKline (“GSK”), an affiliate of Glaxo Group Limited, focused on the discovery, development, and commercialization of drugs that are identified utilizing our proprietary databases and data mining technologies (the “GSK Agreement”). The GSK Agreement provides for an initial four-year exclusive collaboration for drug target discovery, development, and commercialization (the “Discovery Term”). GSK agreed to pay us $25 million per year for the initial four years of the Discovery Term and exercised its right to extend the Discovery Term for a fifth year for a payment of an additional $50 million. During Fiscal 2023, the Company recognized revenue of  $47.4 million under the GSK Agreement.

Consulting Agreement with Richard Scheller

Richard Scheller serves as a director on our Board. Effective April 1, 2019, Dr. Scheller executed a consulting agreement with 23andMe, Inc. (the “Consulting Agreement”). The Consulting Agreement provided that Dr. Scheller would serve as a consultant for the one-year period of April 1, 2019 to March 31, 2020, at a rate of  $10,000 a month. The Consulting Agreement was amended on March 30, 2020 to extend the term of the Consulting Agreement through March 31, 2021 and to address minor ministerial updates. Effective March 24, 2021, a second amendment to the Consulting Agreement further extended the term of the Consulting Agreement through March 31, 2022. Effective March 24, 2022, a third amendment to the Consulting Agreement further extended the term of the Consulting Agreement through March 31, 2023. Effective March 10, 2023, a fourth amendment to the Consulting Agreement further extended the term of the Consulting Agreement through March 31, 2024. During Fiscal 2023, the Company paid Dr. Scheller $120,000 pursuant to the Consulting Agreement.

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Executive Officers
Information about Our Executive Officers
Our executive officers are appointed annually by our Board and serve at the pleasure of the Board. The following individuals are our current executive officers:
Name	Age	Title
Anne Wojcicki	49	Chief Executive Officer
Joseph Selsavage	60	Interim Chief Financial and Accounting Officer
Kathy Hibbs	59	Chief Administrative Officer
Kenneth Hillan	62	Chief Therapeutics Officer
Anne Wojcicki
Information regarding Ms. Wojcicki is provided above under “Proposal 1 — Election of Directors.”
Joseph Selsavage
Mr. Selsavage is our Interim Chief Financial and Accounting Officer. Previously, he served as the Chief Financial Officer of Lemonaid Health, Inc., which was acquired by the Company in November 2021 and is a wholly-owned subsidiary of the Company. Before joining Lemonaid Health, Inc. in 2020, Mr. Selsavage was a consultant at Red Eclipse Consulting from 2018 to 2020, where he provided accounting and financial systems consulting services. Prior to that, Mr. Selsavage served as the Chief Financial Officer of Metromile, Inc. from 2015 to 2018 and as the Vice President and Chief Financial Officer and other financial roles of Hotwire.com (Expedia, Inc.) from 2001 to 2015. Mr. Selsavage served as the Director of Accounting (Controller) from 1995 to 2001 and as an Accounting Manager from 1993 to 1995 at the International Brotherhood of Teamsters. Mr. Selsavage received his Bachelor of Arts degree in Economics and Financial Management and his Master of Arts degree in Accountancy from Catholic University of America. Mr. Selsavage earned his Master of Business Administration degree from the Massachusetts Institute of Technology. He is also an active Certified Public Accountant (CPA) in the State of California.
Kathy Hibbs
Ms. Hibbs is our Chief Administrative Officer and Secretary. She previously served as our Chief Legal and Regulatory Officer and Secretary from June 2021 to February 2022 and as the Chief Legal and Regulatory Officer of 23andMe, Inc. from 2014 to June 2021. Previously, Ms. Hibbs served as Senior Vice President and General Counsel of Genomic Health, Inc., a genetic research and cancer diagnostics company, from 2009 to 2014. Prior to that, from 2000 to 2009, Ms. Hibbs served as Senior Vice President and General Counsel of Monogram Biosciences Inc., and from 1995 to 1999, she was the Director of Legal Affairs at Varian Associates, Inc. followed by its successor, Varian Medical Systems, Inc. Ms. Hibbs served on the board of directors of Decipher Biosciences, Inc. (Nasdaq: DECI) until its acquisition. She also serves as a member of the Fast Company Impact Council and as a member of the board of directors of Cadex Genomics, Corp., a private company focused on molecular diagnostics tests to guide cancer treatment, and the board of directors of Sophia Genetics, a private Al platform company whose products are used by more than 1,000 healthcare institutions. Ms. Hibbs also currently serves as the Chair of the Compensation Committee of Sophia Genetics. Ms. Hibbs received her B.A. in Political Science from the University of California, Riverside, and her J.D. from the University of California, Hastings College of the Law.
Kenneth Hillan
Dr. Hillan is our Chief Therapeutics Officer. Dr. Hillan previously served as our Head of Therapeutics from June 2021 to February 2022 and as the Head of Therapeutics of 23andMe, Inc. from 2019 to June 2021. Previously, he served as the Chief Executive Officer of Achaogen, Inc. (“Achaogen”) from 2011 to 2019. Prior to that, from 1994 to 2011, he held progressively senior roles at Genentech,
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Inc., most recently serving as Senior Vice President and Head of Clinical Development and Product Development Strategy Asia-Pacific from 2010 to 2011 and Vice President, Tissue Growth and Repair, Product Development from 2006 to 2010. Dr. Hillan currently serves on the boards of directors of Sangamo Therapeutics, Inc. (Nasdaq: SGMO) and Zymeworks Inc. (NYSE: XYME).
He previously served on the boards of directors of Achaogen and Relypsa, Inc. (until it was acquired by Galenica AG in 2016). He holds an M.B. Ch.B. (Bachelor of Medicine and Surgery) degree from the Faculty of Medicine at the University of Glasgow, United Kingdom. He is a Fellow of the Royal College of Surgeons (FRCS, Glasg), and a Fellow of the Royal College of Pathologists (FRCPath). He has authored dozens of scientific publications and is a named inventor on almost 50 issued patents.
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Director Compensation
The Board believes that compensation paid to our non-employee directors should (i) be competitive with our industry peers of comparable size and (ii) enable us to attract and retain individuals of the highest quality to serve as our directors. To align director interests with the long-term interests of our stockholders, non-employee directors receive a combination of cash and equity-based compensation for their service. Officers of the Company who are also directors do not receive any additional compensation for services rendered as a director.
Non-Employee Director Compensation Program
The Board, in consultation with Compensia, Inc. (“Compensia”), periodically reviews the Company’s non-employee director compensation program (as amended, the “Non-Employee Director Compensation Program”). After taking into consideration feedback from Compensia tied to its development of a Board compensation assessment covering the practices at the Company’s industry peers, the Board approved certain changes to the Non-Employee Director Compensation Program for Fiscal 2023, with such changes to be effective as of the 2022 Annual Meeting of Stockholders. With respect to the cash retainers, the Board approved the following changes (collectively, the “Fiscal 2023 Director Cash Compensation Changes”):
•
Increasing the Board Annual Cash Retainer from $40,000 to $50,000;

•
Increasing the Board Committee Annual Cash Retainer for Compensation Committee members from $7,000 to $7,500; and

•
Increasing the Board Committee Annual Cash Retainer for the Compensation Committee chair from $14,000 to $15,000.

Accordingly, as a result of the Fiscal 2023 Director Compensation Changes, beginning as of the 2022 Annual Meeting of Stockholders, each non-employee director is eligible to receive annual cash retainers for their service on the Board and the Board’s committees (collectively, “Annual Board and Committee Fees”) as follows:
Board Annual Cash Retainer
Non-employee director	$50,000
Board Committee Annual Cash Retainer	Chair	Member
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
In addition, we reimburse reasonable expenses incurred by our non-employee directors in connection with attendance at Board or committee meetings. There are no per meeting attendance fees for attending Board meetings. The Annual Board and Committee Fees were paid quarterly, in arrears, for calendar quarters ended on or before June 30, 2022. Thereafter, the Annual Board and Committee Fees will be paid in a single payment as soon as administratively practical following each annual meeting of stockholders and will compensate each non-employee director for service through the date of the next annual meeting of stockholders.
Non-employee directors may elect on an annual basis to receive their Annual Board and Committee Fees in the form of RSUs, in accordance with the terms of the 23andMe Holding Co. RSU Conversion and Deferral Program for Directors (the “Deferral Program”).
In addition to cash retainers, under the Non-Employee Director Compensation Program, each non-employee director is entitled to an annual equity award of RSUs (the “Annual Award”), as well as an initial equity award of RSUs in connection with a non-employee director’s appointment to the Board (the “Initial Award”). The Annual Award is made following the Company’s annual meeting of stockholders, and the Initial Award is granted on or as soon as reasonably practicable following the commencement date of such director service on the Board. In addition to the Fiscal 2023 Director Cash Compensation Changes, in consultation with Compensia, the Board approved increasing the Annual Award from $175,000 to $220,000 (the “Fiscal 2023 Equity Compensation Change”). Accordingly, as a result of the Fiscal 2023 Equity Compensation Change, beginning as of the 2022 Annual Meeting of Stockholders, the equity compensation under the Non-Employee Director Compensation Program consisted of the following:
Non-Employee Director Equity Compensation
Annual Award	$220,000
Initial Award	$350,000
23andMe Holding Co.	36	2023 Proxy Statement

Each Annual Award vests in full on the earlier of  (a) the first anniversary of the date of grant or (b) the date of the subsequent year’s annual meeting of stockholders. Each Initial Award vests in full on the first anniversary of the date of grant; provided that any Initial Awards granted on or before December 31, 2021, vested in full on June 16, 2022. The vesting of all equity awards is subject to the non-employee director’s continued service to the Company through the date of vesting and the terms of the related award agreement. Notwithstanding the foregoing, all Annual Awards, Initial Awards, and Converted RSUs (as defined below) outstanding immediately prior to the effectiveness of a Change of Control (as defined in the 23andMe Holding Co. 2021 Incentive Equity Plan) shall be deemed to be vested and exercisable upon the effectiveness of such Change of Control.
Non-employee directors may elect to defer their Initial Award and/or Annual Award, or any RSUs awarded as a result of the director’s election to receive his or her Annual Board and Committee Fees in the form of RSUs (such RSUs, the “Converted RSUs”), in accordance with the Deferral Program.
Director Compensation Table
The following table summarizes the compensation paid to, awarded to, or earned by each individual who served as a non-employee director of the Company at any time during Fiscal 2023 for service on the Board.
Name(1)	Fees Earned or Paid in Cash ($)(3)(4)	Stock Awards ($)(5)	All Other Compensation ($)	Total ($)
Roelof Botha	86,662	270,053	—	356,715
Patrick Chung	97,854	270,053	—	367,906
Sandra Hernández, M.D.	74,757	270,053	—	344,810
Evan Lovell(2)	—	—	—	—
Neal Mohan	69,250	270,053	—	339,303
Valerie Montgomery Rice, M.D.	93,807	270,053	—	363,860
Richard Scheller, Ph.D.	60,000	270,053	120,000(6)	450,053
Peter J. Taylor	85,000	270,053	—	355,053

(1)
Anne Wojcicki is not included in the table above since, as an officer of the Company, she receives no compensation for her services as a director of the Company. Ms. Wojcicki’s compensation is reflected in the “Summary Compensation Table” beginning on page 50 of this Proxy Statement.

(2)
Mr. Lovell served as a Class III director for the entirety of Fiscal 2023; however, he passed away in June 2023. Pursuant to policies of his employer, Mr. Lovell was unable to accept any compensation for his Board service.

(3)
The Annual Board and Committee Fees were paid quarterly, in arrears, for calendar quarters ended on or before June 30, 2022. Thereafter, the Annual Board and Committee Fees began being paid in a single payment as soon as administratively practical following each annual meeting of stockholders. Accordingly, fees earned or paid in cash during Fiscal 2023 consisted of the following two payments: (1) a quarterly payment made following the conclusion of the quarter ended June 30, 2022; and (2) an annual payment following the conclusion of the 2022 Annual Meeting of Stockholders.

(4)
The following directors elected to receive RSUs in lieu of cash fees:

Name	Number of RSUs Received in Lieu of Cash Fees (#)	Value of RSUs Received in Lieu of Cash Fees ($)
Roelof Botha	19,752	74,162
Patrick Chung	22,225	83,604
Sandra Hernández, M.D.	16,452(a)	61,424
Valerie Montgomery Rice, M.D.	21,398(a)	80,307
(a) Director elected to defer receipt of such RSUs.
(5)
Each of the directors were granted an Annual Award of RSUs covering 57,755 shares of Class A common stock on August 25, 2022, based on a grant date fair value of  $3.86, as well as an additional grant of RSUs covering 14,633 shares of Class A common stock on September 6, 2022, based on a grant date fair value of  $3.22. The September 6, 2022 grant was related to the Fiscal 2023 Equity Compensation Change. The award grant date fair values shown in the table have been determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, using the assumptions described in Note 14 to 23andMe’s Consolidated Financial Statements, which is included in our Annual Report.

23andMe Holding Co.	37	2023 Proxy Statement

As of March 31, 2023, each non-employee director held:
Name	Number of Outstanding RSUs (#)	Number of Outstanding Options (#)
Roelof Botha	72,388	—
Patrick Chung	72,388	—
Sandra Hernández, M.D.	88,840	—
Evan Lovell	—	—
Neal Mohan	72,388	229,369
Valerie Montgomery Rice, M.D.	93,786	—
Richard Scheller, Ph.D.	72,388	458,738
Peter J. Taylor	72,388	—

(6)
As discussed on page 30 of this Proxy Statement, during Fiscal 2023, the Company paid Dr. Scheller $120,000 pursuant to the Consulting Agreement.

23andMe Holding Co.	38	2023 Proxy Statement

PROPOSAL 2
Non-Binding, Advisory Vote on the Named Executive Officer Compensation for Fiscal 2023 (“Say-on-Pay” Vote)
This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of its named executive officers in accordance with Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the Company’s compensation philosophy, policies, and practices described in this proxy statement.
Accordingly, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures under the caption “Executive Compensation” below, and cast a vote in favor of the compensation paid to our named executive officers in Fiscal 2023 and adopt the following resolution:
“RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers for Fiscal 2023, as discussed and disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables, and any related material disclosed in this proxy statement.”
The Say-on-Pay vote is advisory, and therefore, is not binding on the Company, the Compensation Committee, or the Board. The Board and the Compensation Committee value the opinions of the Company’s stockholders and, to the extent that any significant vote against the named executive officer compensation occurs, the Board will consider the stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. However, neither the Board nor the Compensation Committee will have any obligation to take any action as a result of the Say-on-Pay vote.
The Board has adopted a policy providing for annual say-on-pay advisory votes. Unless the Board modifies the Company’s policy, the next say-on-pay advisory vote will be held at our 2024 Annual Meeting of Stockholders and the next say-on-frequency advisory vote will be held at our 2028 Annual Meeting of Stockholders.
YOUR VOTE IS IMPORTANT	Our Board unanimously recommends that you vote “FOR” to approve named executive officer compensation for Fiscal 2023, as stated in the above resolution.
23andMe Holding Co.	39	2023 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides important information on our executive compensation program and on the amounts shown in the executive compensation tables that follow. In this Proxy Statement, the term “named executive officers” or “NEOs” means the individuals named in the executive compensation tables that follow and who are listed below.
NEO	Title
Anne Wojcicki	Chief Executive Officer
Joseph Selsavage(1)	Interim Chief Financial and Accounting Officer
Kathy Hibbs	Chief Administrative Officer
Kenneth Hillan	Chief Therapeutics Officer
Paul Johnson(2)	Vice President, Europe
Steven Schoch(3)	Former Chief Financial Officer

(1)
Mr. Selsavage was appointed Interim Chief Financial and Accounting Officer effective September 1, 2022.

(2)
Mr. Johnson ceased to serve as the Company’s Chief Operating Officer, Consumer and as an executive officer of the Company in August 2022; however, Mr. Johnson continued to be an employee of the Company for the entirety of Fiscal 2023.

(3)
Mr. Schoch ceased to serve as the Company’s Chief Financial Officer and be employed by the Company on September 1, 2022.

EXECUTIVE SUMMARY

Fiscal 2023 Business Highlights
23andMe had a productive year with numerous accomplishments for both our Consumer and Therapeutics businesses. Since starting the Company, 23andMe’s mission hasn’t changed, with a focus to help individuals access, understand, and benefit from the human genome. Below are some of the impactful highlights from Fiscal 2023.
Consumer
The Company continued to add new reports for 23andMe+ members and launched a collaboration with Novartis for disease awareness.
•
The Company launched 11 new 23andMe+ member-exclusive reports in Fiscal 2023, offering insights into a person’s genetic likelihood of developing certain conditions such as lupus, anxiety, and asthma. These reports are developed by 23andMe scientists using data and insights gathered from thousands of customers who have consented to participate in our research.

•
The Company began offering genetic report consultations with a Lemonaid Health clinician that can help customers better understand the potential impact of their genetic risk profile and discuss potential next steps.

•
The Company received FDA clearance to provide interpretive drug information for simvastatin, a commonly prescribed cholesterol medication to treat high cholesterol and triglyceride levels. With this clearance, 23andMe now has three FDA-cleared pharmacogenetics reports. These reports are some of the most highly actionable genetic reports, providing information on how individuals may process certain commonly prescribed medications based on their genetics.

•
The Company announced a collaboration with Novartis Pharmaceuticals Corporation to increase awareness for Lipoprotein(a) (“Lp(a)”). High levels of Lp(a) are associated with increased risk of heart attack, stroke, and other life-threatening conditions. The level of Lp(a) is almost entirely determined by genes and is unrelated to diet, exercise, or obesity, creating the need for greater awareness.

Therapeutics
The Company continued to progress its wholly-owned 23ME-00610 program in the clinic.
•
The Company dosed the first patient in the Phase 2a portion of its Phase 1/2a study evaluating the anti-tumor activity of the 23ME-00610 monotherapy in a number of previously disclosed expansion cohorts. Dosing will be at 1400mg

23andMe Holding Co.	40	2023 Proxy Statement

intravenously every three weeks based on Phase 1 data. The Phase 2a portion of the study will further characterize the safety, tolerability, pharmacokinetic, and pharmacodynamic profile of 23ME-00610.
Corporate
The Company added to its experienced leadership team and published its first ESG report.
•
The Company appointed Daniel Chu as Chief Product Officer in September 2022 to focus on building its genetically informed health services and features focused on prevention and wellness. Chu joined 23andMe from Waymo, bringing over two decades of experience in product management, design, and strategy, as well as expertise with navigating complex and highly regulated industries.

•
The Company published its inaugural ESG report that outlines the Company’s strategy and initiatives to ensure ethical management, promote a diverse and equitable culture, and implement sustainable business operations.

Fiscal 2023 Compensation Program Elements
The following table summarizes the compensation elements provided to our NEOs in Fiscal 2023:
Element(1)	Form	Purpose
Base Salary	Fixed annual cash compensation	Provides a level of compensation sufficient to attract and retain NEOs and designed to reflect each NEO’s scope of responsibility and accountability
Annual Incentive Plan Awards	Restricted stock units	Provides the opportunity to earn variable, at-risk compensation based upon the Company’s achievement of certain annual pre-established financial, operational, and strategic performance metrics
Other Benefits	401(k) plan, health and welfare benefits, and minimum perquisites	Market-competitive offerings to attract and retain high-caliber executive talent

(1)
Except as discussed below, the Compensation Committee did not grant annual long-term equity awards to any of the NEOs during Fiscal 2023.

Pay-for-Performance Compensation Model
We are committed to aligning the outcomes of our executive compensation programs with the Company’s performance and creation of long-term stockholder value. In June 2022, the Compensation Committee adopted the Annual Incentive Plan (as amended and restated, the “AIP”), pursuant to which, beginning with Fiscal 2023, the NEOs were eligible to receive annual incentive bonuses in the form of restricted stock units (“RSUs”), based upon the Company’s achievement of certain pre-established financial, operational, and strategic performance metrics during the one-year performance period ended March 31, 2023. The Compensation Committee believes that the AIP serves as an important element of the Company’s executive compensation program, as the opportunity to earn variable, at-risk compensation will motivate and reward NEOs for achieving annual financial, operation, and strategic results. Moreover, the adoption of the AIP represents the Compensation Committee’s commitment to a pay-for-performance compensation model.
For Fiscal 2023, our CEO’s compensation consisted only of minimal cash compensation. Specifically, Ms. Wojcicki only received $62,920 in order to comply with California’s minimum salary laws. She did not receive any long-term equity awards; nor did she participate in the AIP for Fiscal 2023. Except with respect to Mr. Selsavage’s equity awards, our other NEOs’ Fiscal 2023 compensation consisted primarily of fixed cash compensation (base salary) and variable compensation (RSUs awarded under the Fiscal 2023 AIP).
Say-on-Pay Results and Stockholder Feedback
In accordance with Instruction 4 to § 240.14A-21, which provides that a company that loses its emerging growth company status within two years of its initial public offering may postpone its initial say-on-pay vote until the third year following its initial public offering, we did not ask our stockholders to vote on a non-binding, advisory basis on the Fiscal 2022 compensation paid to our named executive officers at the 2022 Annual Meeting of Stockholders. Accordingly, as discussed in Proposal 2, we are conducting our first
23andMe Holding Co.	41	2023 Proxy Statement

Say-on-Pay vote at the Annual Meeting. Thereafter, the Board and the Compensation Committee will review and consider the outcome of the 2023 “Say-on-Pay” vote in designing our executive compensation program and determining executive compensation going forward.
Additionally, we are committed to engaging in active and ongoing dialogues with our stockholders and take stockholder feedback into consideration when reviewing and structuring our executive compensation programs.
EXECUTIVE COMPENSATION PHILOSOPHY, OBJECTIVES, AND HIGHLIGHTS

Key Objectives of the Compensation Program
We design our executive compensation program to (i) allow us to attract and retain highly qualified executive officers, and (ii) allow these executive officers the opportunity to own a portion of the Company. We believe that our ability to ensure that our executive officers are engaged and productive depends upon how we structure our compensation program. In addition, for us to be appropriately positioned to attract new talent, we must be prepared to be, and be perceived as, an employer that offers competitive compensation. We believe that providing our executive officers an opportunity to be partial owners in our business fosters their active engagement in our success, strengthens our retention objectives, and aligns their long-term interests with those of our stockholders. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
•
attract and retain highly qualified, experienced executive officers who can make significant contributions to our long-term business success;

•
reward executive officers for achieving business goals and delivering strong performance; and

•
align executive incentives with stockholder value creation.

Executive Compensation Best Practices
We are committed to developing an executive compensation program that reflects best practices and reinforces the Company’s culture and values. The following compensation practices demonstrate how we believe our executive compensation program reflects best practices:
What We Do
Maintain an independent Compensation Committee
Retain an independent compensation consultant
Conduct an annual executive compensation review with benchmarks derived from a reasonable set of similar-industry peer companies
Emphasize “at-risk” or variable compensation, including the implementation of a bonus program for NEOs in Fiscal 2023
Establish multi-year vesting requirements
Maintain double-trigger change-of-control arrangements
Conservative compensation risk profile
What We Don’t Do
Excise tax gross-up payments
Derivatives or hedging of equity securities
Pledging of equity securities
Multi-year employment agreements with NEOs
Stock option repricing without stockholder approval
Executive retirement plans
Excessive perquisites
Excessive executive severance rights or single-trigger change-of-control arrangements

23andMe Holding Co.	42	2023 Proxy Statement

DETERMINATION OF EXECUTIVE COMPENSATION

Following the Business Combination, the Compensation Committee was charged with the responsibility of determining and administering the Company’s executive compensation program, as discussed below.
Role of the Compensation Committee
Our Board has delegated authority to the Compensation Committee to oversee and approve the overall compensation program for our executive officers. In making its decisions, the Compensation Committee takes into consideration a variety of factors, including the recommendations of management and the independent compensation consultant. The Compensation Committee has the authority to exercise discretion with respect to executive compensation awards and performance metrics and may authorize adjustments to targets and/or awards as it deems necessary or appropriate.
Role of Executive Officers
Our Chief Executive Officer, Ms. Wojcicki, provides input and makes recommendations to the Compensation Committee regarding our executive compensation program. She also reports to the Compensation Committee on individual NEO performance and provides recommendations regarding each NEO’s compensation (except with respect to her own compensation).
At the invitation of the Compensation Committee, Ms. Wojcicki may attend the Compensation Committee’s meetings; however, she does not attend any Compensation Committee meetings when her own compensation is being discussed or determined. The Company’s other executive officers and members of senior management also periodically attend meetings to present information, participate in discussions, and answer questions related to our executive compensation plans. No executive officer participates directly in the final deliberations and decisions regarding his or her own compensation. The Compensation Committee considers management’s recommendations and exercises independent judgment in making any final decisions to approve NEO compensation.
Role of Compensation Consultant
As provided in its charter, the Compensation Committee has the sole authority to hire, terminate, and approve fees for compensation consultants, outside legal counsel, and other advisors as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee retained Compensia, a management consulting firm, as its independent compensation consultant for Fiscal 2023. Compensia provides research, market data, survey, proxy information, and design expertise in developing executive and director compensation programs. As requested by the Compensation Committee, Compensia provided the Compensation Committee with market data from proprietary surveys and databases and publicly available information to consider when making compensation decisions for the NEOs.
The primary Compensia executive compensation consultant attended several of the Compensation Committee meetings in Fiscal 2023 and advised the Compensation Committee on principal aspects of executive compensation, including the competitiveness of program design and award values and specific analyses for the NEOs and other executive officers. Compensia reports directly to the Compensation Committee, and the Compensation Committee reserves the right to replace the independent compensation consultant or hire additional consultants or advisers at any time. The Compensation Committee reviewed its relationship with Compensia and determined that there are no conflicts of interest pursuant to applicable SEC and Nasdaq requirements. Compensia did not provide any additional services unrelated to executive or director or broader equity strategy compensation consulting to the Company in Fiscal 2023.
Compensation Benchmarking and Setting Executive Compensation
Generally, the Compensation Committee targets NEO pay within the peer market range, subject to adjustment based on the Compensation Committee’s assessment of the Company’s and the NEO’s performance. The criteria used to select companies for the Fiscal 2023 proxy peer group (the “Peer Group”) included:
•
Public Ownership — Public companies headquartered in the U.S. only (job scope and pay models are typically different at private companies, and private companies generally do not publicly disclose executive compensation)

23andMe Holding Co.	43	2023 Proxy Statement

•
Industry — Typically reflects potential labor market competition and jobs of similar scope; peers generally reflect biotechnology, healthcare technology, healthcare services, life sciences tools and services, and healthcare equipment companies identified by the Company as key industry competitors, with a focus on companies that are consumer-oriented and have technology-enabled products or services

•
Revenue — Peers generally align between 0.5x and 2.0x our revenue at the time of our annual peer group update

•
Market Capitalization — Peers generally align between 0.25x and 4.0x our market capitalization at the time of our annual peer group update

•
Secondary Factors — Screened for companies that are category definers, consumer-focused, tech-enabled product based, or services with healthcare technology focus, comparable in stage/time from initial public offering, based in California, and/or identified as key labor competitors (particularly at the executive level)

The Compensation Committee evaluated the actual pay of the NEOs with pay data drawn from publicly-disclosed pay information for the following publicly traded companies, which comprised the Peer Group:
Fiscal 2023 Proxy Peer Group(1)
1Life Healthcare Inc.	Fulgent Genetics, Inc.	Natera, Inc.
Accolade, Inc.	Guardant Health, Inc.	NeoGenomics Inc.
Adaptive Biotechnologies Corp.	Health Catalyst, Inc.	PagerDuty, Inc.
American Well Corp.	Hims & Hers Health, Inc.	Schrodinger, Inc.
BridgeBio Pharma, Inc.	Invitae Corp.	Veracyte, Inc.
CareDx, Inc.	iRhythm Technologies, Inc.	Zuora Inc.
Denali Therapeutics Inc.	Myriad Genetics Inc.
Fastly, Inc.	Nanostring Technologies Inc.

(1)
The Fiscal 2023 Proxy Peer Group included the same peer companies as the Fiscal 2022 Proxy Peer Group. As such, no peer companies were added to or removed from the Fiscal 2022 Proxy Peer Group.

For Fiscal 2023, the compensation paid to the NEOs was reviewed relative to compensation paid by the Peer Group to named executive officers of similar title and responsibility. By reviewing this information, as summarized for the Compensation Committee by Compensia, the Compensation Committee was able to analyze the market competitive pay for each NEO position. The Compensation Committee reviews each NEO’s compensation relative to the other NEOs, taking into account each NEO’s scope of tenure, existing equity holdings, responsibility, performance, and impact on our business results.
Additionally, there are several qualitative factors that are considered when assessing the reasonableness and competitiveness of the NEO compensation beyond benchmarked industry data. Other factors that are considered include:
•
Each NEO’s skills, experience, and tenure;

•
The NEO’s role and level of responsibility and influence to further the Company’s success against objectives and strategy;

•
Internal pay equity considerations;

•
Existing equity holdings and the strength of forward-looking retention;

•
NEO and overall team performance assessed by the CEO (aside from her own, which is assessed by the Compensation Committee); and

•
The competitive market for each NEO’s executive position and role, the cost and disruption to the business if such NEO would need to be replaced, and the scope and skills required of the role.

BASE SALARY

Base salaries are intended to provide a fixed component of cash compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each NEO’s position and scope of responsibility and accountability.
23andMe Holding Co.	44	2023 Proxy Statement

The Compensation Committee annually reviews the base salaries of the NEOs. The base salaries of the NEOs are determined based upon the individual NEO’s current base salary, job responsibilities, tenure, internal pay equity considerations, role in executing business strategy, individual performance, the competitive market for the NEO’s role, and base salaries for comparable positions within the Peer Group. Based on the foregoing considerations, on February 9, 2022, the Compensation Committee approved certain merit-based increases to the base salaries of Messrs. Schoch and Johnson, Dr. Hillan, and Ms. Hibbs; such increases were effective March 1, 2022 (i.e., during Fiscal 2022). Except as noted below, there are no changes to the NEOs’ base salaries during Fiscal 2023.
In light of her equity interests in the Company, Ms. Wojcicki historically has received base salary compensation significantly lower than that of the other NEOs. Base salaries in effect during Fiscal 2023 are shown in the table below:
NEO	Fiscal 2023 Base Salary ($)
Anne Wojcicki(1)	62,480
Joseph Selsavage(2)	455,000
Kathy Hibbs	605,000
Kenneth Hillan	615,000
Paul Johnson(3)	550,000
Steven Schoch(4)	605,000

(1)
Effective January 1, 2023, Ms. Wojcicki’s base salary was increased from $62,400 to $62,480 to comply with applicable California minimum salary laws.

(2)
Mr. Selsavage was appointed Interim Chief Financial and Accounting Officer effective September 1, 2022. In connection therewith, Mr. Selsavage’s annual base salary was increased from $370,000 to $455,000.

(3)
Mr. Johnson ceased to serve as the Company’s Chief Operating Officer, Consumer and as an executive officer of the Company in August 2022; however, Mr. Johnson continued to be an employee of the Company for the entirety of Fiscal 2023.

(4)
Mr. Schoch ceased to serve as the Company’s Chief Financial Officer and be employed by the Company on September 1, 2022.

ANNUAL INCENTIVE PLAN AWARDS

As discussed above, in connection with our goals to align executive realizable pay outcomes to our performance over both the short- and long-term, in June 2022, the Compensation Committee adopted the AIP, pursuant to which, beginning in Fiscal 2023, the NEOs were eligible to receive annual incentive bonuses in the form of RSUs, based upon the Company’s achievement of certain annual pre-established financial, operational, and strategic performance metrics.
Fiscal 2023 AIP Target Bonus Opportunity
In connection with the adoption of the AIP, in June 2022, the Compensation Committee approved each NEO’s AIP target bonus opportunity for Fiscal 2023. Each NEO’s AIP target bonus opportunity is expressed as a percentage of the NEO’s base salary and is intended to reflect his or her role and responsibilities, as well as market competitiveness and internal equity considerations.
During Fiscal 2023, the AIP target bonus opportunities for the NEOs were set as follows:
NEO	Fiscal 2023 AIP Target Bonus Opportunity (as a percentage of base salary) (%)	Fiscal 2023 Base Salary ($)	Fiscal 2023 AIP Target Bonus Opportunity ($)
Anne Wojcicki(1)	—	—	—
Joseph Selsavage(2)	25	455,000	104,784
Kathy Hibbs	25	605,000	151,250
Kenneth Hillan	25	615,000	153,750
Paul Johnson(3)	25	550,000	137,500
Steven Schoch(4)	25	605,000	151,250

(1)
Ms. Wojcicki did not participate in the Fiscal 2023 AIP, and therefore was not eligible to receive a Fiscal 2023 AIP award.

23andMe Holding Co.	45	2023 Proxy Statement

(2)
Mr. Selsavage was appointed Interim Chief Financial and Accounting Officer effective September 1, 2022. In connection therewith, Mr. Selsavage’s AIP target bonus opportunity was set at 25% of his base salary, with such amount to be prorated to reflect the period during Fiscal 2023 that he served as the Interim Chief Financial and Accounting Officer. Accordingly, the amount set forth under the Fiscal 2023 AIP Target Bonus Opportunity column for Mr. Selsavage reflects his prorated Fiscal 2023 AIP target bonus opportunity.

(3)
Mr. Johnson ceased to serve as the Company’s Chief Operating Officer, Consumer and as an executive officer of the Company in August 2022; however, Mr. Johnson continued to be an employee of the Company for the entirety of Fiscal 2023.

(4)
Mr. Schoch was not entitled to receive any payout, as he was not employed by the Company at the time any earned payment would have been made.

Fiscal 2023 AIP Performance Metrics
In connection with the adoption of the AIP, in June 2022, the Compensation Committee also determined and approved the performance metrics for the one-year performance period ended March 31, 2023. The Compensation Committee believes that Adjusted EBITDA*, a non-GAAP financial measure, provides a meaningful representation of our core financial operating performance and is a key financial metric used by management and other stakeholders. Therefore, as shown in the table below, the Compensation Committee determined that Adjusted EBIDTA should be the performance metric weighted the greatest.
				Goal ($ in millions) & Correspondent Payout (%)			Additional Description
	Performance Metric	Goal Description	Goal Weighting	Minimum	Target	Maximum
1	Operational Profitability	Adjusted EBITDA*	50%	($212 million)	($192 million)	($144 million)	Achievement allows for 50%-300% payout based on a range of Adjusted EBITDA from ($212 million) to ($144 million)
				50%	100%	300%
2	Consumer Product Milestones	Launch a genetic check-up	7.5%	—	Launched by March 31, 2023	—	No payout if not launched by March 31, 2023.
				—	100%	—
		Grow subscribers in existing and new products	7.5%	432,999 subscribers by March 31, 2023	596,000 subscribers by March 31, 2023	—	Linear scale from 433,000 subscribers to 596,000 subscribers (0% to 100%)
				0%	100%	—
23andMe Holding Co.	46	2023 Proxy Statement

				Goal ($ in millions) & Correspondent Payout (%)			Additional Description
	Performance Metric	Goal Description	Goal Weighting	Minimum	Target	Maximum
3	Therapeutic Development Milestones	Review Interim P006: Phase 1a data, make go/no-go decision to progress	7%	—	Determine by March 31, 2023	—
Advance to expansion cohort decision. The clinical trial will enroll until either dose limiting toxicity is seen, or maximum planned dose level is administered. Decision to move forward to expansion cohorts are based on trial parameters that include exposure and pharmacodynamic endpoints

				—	100%	—
		Progress 5 programs to commit to lead optimization decision	3%	1 program by March 31, 2023	5 programs by March 31, 2023	—	Prorate payout percentage based on number of programs achieved: • 1 program = 20% • 2 programs = 40% • 3 programs = 60% • 4 programs = 80% • 5 programs = 100%
				20%	100%	—
		P014: Decision to Progress to Candidate Selection	5%	—	Determine by March 31, 2023	—	—
				—	100%	—
23andMe Holding Co.	47	2023 Proxy Statement

				Goal ($ in millions) & Correspondent Payout (%)			Additional Description
	Performance Metric	Goal Description	Goal Weighting	Minimum	Target	Maximum
4	Other Corporate Initiatives	DE&I improvement in new hires	5%	—	20% of new hires are from historically under-represented groups	—	Measurement based on underrepresented groups as a percentage of total hires in Fiscal 2023
				—	100%	—
		Successfully deliver SOX compliance work plan	5%	—	Complete by March 31, 2023	—	Complete remediation activities per work plan to meet SOX compliance standards
				—	100%	—
		Advance/execute research services business	10%	—	Complete by March 2023	—	Agreement with total contract value of greater than $1 million signed or agreement in strategic focus areas (e.g., disease awareness, PRS, cohort+, target discovery/validation) signed
				—	100%	—

*
Adjusted EBITDA is a non-GAAP measure. We define Adjusted EBITDA as net income (loss) before net interest income (expense), net other income (expense), income tax expenses (benefit), depreciation and amortization, impairment charges, stock-based compensation expense, acquisition-related costs, and other items that are considered unusual or not representative of underlying trends of our business, including but not limited to: changes in fair value of warrant liabilities, litigation settlement, and restructuring and other charges, if applicable for the periods presented.

In addition to the Fiscal 2023 AIP performance metrics discussed above, the Fiscal 2023 AIP also included an individual performance modifier, pursuant to which each NEO’s Fiscal 2023 AIP payout was subject to an adjustment based on his or her individual performance during Fiscal 2023.
Fiscal 2023 AIP Actual Performance and Payouts
Following the conclusion of Fiscal 2023, in May 2023, the Compensation Committee reviewed the Company’s actual performance against the Fiscal 2023 AIP performance metrics. After reviewing the Company’s actual performance, the Compensation Committee determined to exercise its discretion and downward adjust the achievement percentage of the Operational Profitability goal. Specifically, the Compensation Committee determined that the Company’s achievement of Adjusted EBITDA deficit of  $161 million was partially due to reasons outside the NEOs’ control (e.g., early contract termination revenue, breakage). Moreover, the Compensation Committee noted that the Company’s financial performance did not include material revenue improvements and that the macroeconomic environment did not warrant paying a bonus to the NEOs of 155%. Accordingly, the Compensation Committee determined it was more appropriate to use a modified Adjusted EBITDA calculation that excluded the key financial items outside of the NEOs’ control. This resulted in the Compensation Committee downwardly adjusting the achievement of the Operational Profitability goal from 113% to 75%, which ultimately resulted in the AIP payout percentage being 118%, as opposed to 155.5%.
23andMe Holding Co.	48	2023 Proxy Statement

The following sets forth the Company’s actual performance, percent achievement based on actual performance, and adjusted achievement of the Fiscal 2023 AIP performance metrics:
	Performance Metric	Goal Description	Goal Weighting	Actual Performance	Percent Achievement Based on Actual Performance	Adjusted Achievements
1	Operational Profitability	Adjusted EBITDA*	50%	$(161) million	113%	75%
2	Consumer Product Milestones	Launch a genetic check-up	7.5%	Not launched by March 31, 2023	0%	0%
		Grow subscribers in existing and new products	7.5%	642,000 subscribers by March 31, 2023	7.5%	8%
3	Therapeutic Development Milestones	Review Interim P006: Phase 1a data, make go/no-go decision to progress	7%	Reviewed by March 31, 2023	7%	7%
		Progress 5 programs to commit to lead optimization decision	3%	Reviewed 5 programs by March 31, 2023	3%	3%
		P014: Decision to Progress to Candidate Selection	5%	Completed by March 31, 2023	5%	5%
4	Other Corporate Initiatives	DE&I improvement in new hires	5%	23% of new hires are from historically under-represented groups	5%	5%
		Successfully deliver SOX compliance workplan	5%	Completed by March 31, 2023	5%	5%
		Advance/execute research services business	10%	Completed by March 31, 2023	10%	10%
TOTAL:					155.5%	118%

*
Adjusted EBITDA is a non-GAAP measure. We define Adjusted EBITDA as net income (loss) before net interest income (expense), net other income (expense), income tax expenses (benefit), depreciation and amortization, impairment charges, stock-based compensation expense, acquisition-related costs, and other items that are considered unusual or not representative of underlying trends of our business, including but not limited to: changes in fair value of warrant liabilities, litigation settlement, and restructuring and other charges, if applicable for the periods presented.

In addition to the adjustments discussed above, the Compensation Committee also determined that each of Mr. Selsavage’s, Ms. Hibbs’, Dr. Hillan’s, and Mr. Johnson’s Fiscal 2023 AIP payouts would be subject to a 50% individual performance modifier. In determining the individual performance modifier, the Compensation Committee took into consideration the Company’s overall performance during Fiscal 2023 and the macroeconomic conditions. Accordingly, their Fiscal 2023 AIPs payouts were calculated by multiplying their respective Fiscal 2023 AIP target bonus opportunity by 118% and then multiplying such amount by 50%.
23andMe Holding Co.	49	2023 Proxy Statement

Fiscal 2023 AIP Target Bonus Opportunity X 1.18 X 0.50 = Fiscal 2023 AIP Payout
Additionally, in connection with the acquisition of Lemonaid and the former Lemonaid employees’ transition from the Lemonaid Bonus Program (“LBP”) to the AIP, all former Lemonaid employees were eligible to receive a 25% payout modification, such that, after each former Lemonaid employee’s Fiscal 2023 AIP payout was determined, each former Lemonaid employee received an additional 25% of their Fiscal 2023 AIP payout (the “Former Lemonaid Employee AIP Modifier”). As Mr. Selsavage and Mr. Johnson were former Lemonaid employees, their Fiscal 2023 AIP payouts were subject to the Former Lemonaid Employee AIP Modifier, and therefore were increased by $15,455 (the “Selsavage Lemonaid Adjustment Bonus Amount”) and $20,281 (the “Johnson Lemonaid Adjustment Bonus Amount”), respectively.
As discussed above, Ms. Wojcicki did not participate in the Fiscal 2023 AIP, and Mr. Schoch was not entitled to receive any payout because he was not employed by the Company at the time any earned payment would have been made.
The following sets forth each NEO’s Fiscal 2023 AIP payouts:
NEO	Fiscal 2023 AIP Payout ($)	Number of RSUs (#)(5)
Anne Wojcicki(1)	—	—
Joseph Selsavage(2)	77,278	37,808
Kathy Hibbs	89,238	43,659
Kenneth Hillan	90,713	44,381
Paul Johnson(3)	101,406	57,996
Steven Schoch(4)	—	—

(1)
Ms. Wojcicki did not participate in the Fiscal 2023 AIP, and therefore was not eligible to receive a Fiscal 2023 AIP award.

(2)
Mr. Selsavage was appointed Interim Chief Financial and Accounting Officer effective September 1, 2022. In connection therewith, Mr. Selsavage’s AIP target bonus opportunity was set at 25% of his base salary, with such amount to be prorated to reflect the period during Fiscal 2023 when he served as the Interim Chief Financial and Accounting Officer. Additionally, the Fiscal 2023 AIP payout amount for Mr. Selsavage includes the Selsavage Lemonaid Adjustment Bonus Amount.

(3)
Mr. Johnson ceased to serve as the Company’s Chief Operating Officer, Consumer and as an executive officer of the Company in August 2022; however, Mr. Johnson continued to be an employee of the Company for the entirety of Fiscal 2023. Additionally, the Fiscal 2023 AIP payout amount for Mr. Johnson includes the Johnson Lemonaid Adjustment Bonus Amount.

(4)
Mr. Schoch was not entitled to receive any payout, as he was not employed by the Company at the time any earned payment would have been made.

(5)
Except with respect to Mr. Johnson’s Fiscal 2023 AIP payout amount, the number of RSUs was determined by dividing each NEO’s Fiscal 2023 AIP payout amount by $2.04, the 20-day trailing average price of share of Class A common stock as of June 2, 2023. As Mr. Johnson’s payout amount was determined at a later date, his number of RSUs was determined by dividing his Fiscal 2023 AIP payout by $1.75, the 20-day trailing average price of share of Class A common stock as of July 7, 2023.

LONG-TERM EQUITY

Except with respect to Mr. Selsavage, the Compensation Committee determined not to award any annual long-term equity awards to the NEOs in Fiscal 2023 because it was realigning the timing of these grants to be made in conjunction with the grants made to the remainder of the Company’s employees. As Mr. Selsavage was not an executive officer until September 1, 2022, when he became the Company’s Interim Chief Financial and Accounting Officer, he received a long-term equity award on April 15, 2022 in connection with the annual equity grants made to all of the Company’s non-executive officer employees. Accordingly, Mr. Selsavage received the following annual long-term equity awards in Fiscal 2023 (together, the “Selsavage Annual Long-Term Equity Award”):
NEO	Number of RSUs (#)	Number of Options (#)	Total Annual Long-Term Equity Award Grant Date Fair Value ($)
Joseph Selsavage	54,091	80,545	388,151
23andMe Holding Co.	50	2023 Proxy Statement

APPOINTMENT AWARD

In connection with Mr. Selsavage’s appointment as Interim Chief Financial and Accounting Officer, the Compensation Committee approved a one-time special award of  $100,000, which will be paid out in cash to Mr. Selsavage on September 1, 2023, subject to his continued employment with the Company through such date. Additionally, in connection with his appointment and to further encourage his retention and long-term commitment to the Company, on August 26, 2022, Mr. Selsavage received a one-time special equity award with an aggregate target value of $1,000,000 (the “Selsavage Appointment Equity Award”). The Selsavage Appointment Equity Award was in the form of 50% RSUs and 50% stock options and vests over a four-year period, with the RSUs vesting in equal 1/16th installments on a quarterly basis and the stock options vesting in equal 1/48th installments on a monthly basis. The vesting of the Selsavage Appointment Equity Award is subject to continued service for the Company, the terms and conditions of the applicable award agreements, and applicable tax withholding obligations.
BENEFITS

As employees of the Company, the NEOs are eligible to participate in all the broad-based Company-sponsored benefits programs on the same basis as other full-time employees. The Company’s health and welfare plans include medical, dental and vision benefits, commuter benefits, flexible-spending accounts, paid family leave to supplement the Family and Medical Leave Act of 1993, back-up child and elder care, personal legal resources (for estate planning, for instance), an enhanced employee assistance program (EAP) with up to eight complimentary therapy visits, personal financial wellness platform and access to fiduciary advisors, parental leave, short-term and long-term disability insurance, and life insurance.
Additionally, we offer a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), the Retirement and Savings Plan (the “401(k) plan”), which provides eligible employees, including the NEOs, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Under the 401(k) plan, the Company can make discretionary matching contributions, and it currently provides a dollar-for-dollar match up to a maximum of 2% of the eligible employees’ base pay per pay period. New hires are automatically enrolled at a 6% contribution rate. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code.
Executive officers do not accrue vacation, as they are able to use unlimited vacation. We otherwise do not offer preferential benefits or perquisites to our executive officers that are not widely available to all full-time employees.
EMPLOYMENT AGREEMENTS WITH NEOS

Employment arrangements with the NEOs, other than Ms. Wojcicki, are set forth below. Each NEO also is party to a standard Employee Invention Assignment and Confidentiality Agreement, under which each named executive officer has agreed (i) not to solicit the Company’s employees during their employment and for a period of one year after the termination of such employment, (ii) to protect the Company’s confidential and proprietary information, and (iii) to assign to the Company any related intellectual property developed during the course of his or her employment.
Anne Wojcicki
There currently is no employment agreement between the Company and Ms. Wojcicki, nor did one exist during Fiscal 2023.
Joseph Selsavage
There currently is no employment agreement between the Company and Mr. Selsavage, nor did one exist during Fiscal 2023.
Kathy Hibbs
On February 6, 2014, 23andMe, Inc. entered into an offer letter with Ms. Hibbs to serve as its Chief Legal and Regulatory Officer (the “Hibbs Offer Letter”). The Hibbs Offer Letter initially provided for an annual base salary of  $400,000, subject to adjustment from time to time. In connection with the commencement of her employment, Ms. Hibbs also received an option to purchase 525,000
23andMe Holding Co.	51	2023 Proxy Statement

shares of common stock, which vested 25% after 12 months of service and on a pro rata basis (in remaining 1/48 installments) over the following 36 months of service. Ms. Hibbs also is eligible to participate in the benefit plans that are generally available to all employees. The Hibbs Offer Letter also included an annual performance bonus of up to 30% of Ms. Hibbs’ base salary rate based upon the achievement of objective and subjective criteria established by Ms. Wojcicki and approved by the Board; we discontinued the bonus program in February 2018.
The Hibbs Offer Letter provides for certain severance benefits. If Ms. Hibbs experiences an involuntary separation from service by the Company for any reason other than Cause, death, or Permanent Disability, then she will receive four months of continued salary at the rate that was in effect at the time of the termination. The receipt of any severance benefits is subject to Ms. Hibbs’ execution and non-revocation of a general release of claims. Additionally, the Hibbs Offer Letter also provided for certain change-in-control benefits; however, in December 2022, the Separation Benefits (as defined below) provided for pursuant to the CIC Plan (as defined below) superseded and replaced any and all change-in-control benefits provided for in the Hibbs Offer Letter.
Kenneth Hillan
On February 1, 2019, 23andMe, Inc. entered into an offer letter with Dr. Hillan to serve as its Head of Therapeutics (the “Hillan Offer Letter”). The Hillan Offer Letter provides for an annual base salary of  $525,000, subject to adjustment from time to time. In connection with the commencement of his employment, Dr. Hillan received an option to purchase 480,000 shares of common stock, which vested 25% after 12 months of service and on a pro rata basis (in remaining 1/48 installments) over the following 36 months of service as further described in his individual award agreement. Dr. Hillan also is eligible to participate in the benefit plans that are generally available to all employees.
The Hillan Offer Letter provides for certain severance benefits. If Dr. Hillan experiences an involuntary separation from service by the Company for any reason other than Cause, death, or Permanent Disability, then he will receive six months of continued salary at the rate that was in effect at the time of the termination. The receipt of any severance benefits is subject to Dr. Hillan’s execution and non-revocation of a general release of claims. Additionally, the Hillan Offer Letter also provided for certain change-in-control benefits; however, in December 2022, the Separation Benefits provided for pursuant to the CIC Plan superseded and replaced any and all change-in-control benefits provided for in the Hillan Offer Letter.
Paul Johnson
In connection with the acquisition of Lemonaid Health, on October 21, 2021, we entered into an offer letter with Mr. Johnson to serve as our Vice President and General Manager — Consumer (the “Johnson Offer Letter”). The Johnson Offer Letter provides for an annual base salary of  $525,000. Additionally, pursuant to the Johnson Offer Letter, Mr. Johnson was eligible to participate in the 2021 LBP for Calendar Year 2021; thereafter, he is eligible to participate in any annual incentive plan established by the Company for senior management for each fiscal year. In connection with the commencement of his employment and pursuant to the Johnson Offer Letter, Mr. Johnson was granted a new hire equity award.
In addition to the Johnson Offer Letter, we also entered into a relinquishment agreement with Mr. Johnson on October 21, 2021 (the “Relinquishment Agreement”). Mr. Johnson’s execution of the Relinquishment Agreement was a condition of the Company’s acquisition of Lemonaid Health. Pursuant to the Relinquishment Agreement, 535,669 shares of Class A common stock (the “Relinquishment Shares”) and options to purchase 2,095,269 shares of Class A common stock (the “Relinquishment Options”) that Mr. Johnson was entitled to receive upon consummation of the Lemonaid merger are subject to a four-year vesting period, with 1/16th of the Relinquishment Shares and 1/16th of the Relinquishment Options vesting every three months, beginning on February 1, 2022. If at any time before the Relinquishment Shares and the Relinquishment Options are fully vested, Mr. Johnson’s employment with the Company is terminated either by Mr. Johnson or by the Company for any reason other than as a result of Mr. Johnson’s death or disability, then he will immediately forfeit any then-unvested portion(s) of the Relinquishment Shares and the Relinquishment Options. The Relinquishment Agreement further provides that during the four-year period that commenced on November 1, 2021 (the “Protection Period”), the Company will not (i) terminate Mr. Johnson’s employment without Cause (as defined therein); (ii) materially reduce Mr. Johnson’s base salary or the benefits to which similarly situated executive employees of the Company or the Company’s subsidiaries are entitled, other than a broad-based reduction to the same extent that applies to such similarly-situated executive employees; or (iii) relocate Mr. Johnson’s principal place of employment to a location outside of a 50-mile radius of his current principal
23andMe Holding Co.	52	2023 Proxy Statement

place of employment (each a “Relinquishment Triggering Event”). If any such Relinquishment Triggering Event occurs during the Protection Period or in the event of Mr. Johnson’s death or disability, then the unvested portion(s) of the Relinquishment Shares and the Relinquishment Options will immediately vest.
Steven Schoch
On March 27, 2018, 23andMe, Inc. entered into an offer letter with Mr. Schoch to serve as its Chief Financial Officer (the “Schoch Offer Letter”). The Schoch Offer Letter provides for an annual base salary of  $550,000, subject to adjustment from time to time. In connection with the commencement of his employment, Mr. Schoch also received an option to purchase 425,000 shares of common stock, which vested 25% after 12 months of service and on a pro rata basis (in remaining 1/48 installments) over the following 36 months of service, as further described in his individual award agreement. Mr. Schoch also is eligible to participate in the benefit plans that are generally available to all employees. In connection with Mr. Schoch’s relocation to the San Francisco Bay Area, the Schoch Offer Letter also provided a monthly allowance of  $6,000 during Mr. Schoch’s first five months of employment.
The Schoch Offer Letter provides for certain change-in-control and severance benefits. If Mr. Schoch experiences a Qualifying Termination (as defined below), (i) Mr. Schoch will receive six months of continued salary at the rate that was in effect at the time of the Qualifying Termination, and (ii) 100% of Mr. Schoch’s then-unvested options will become fully vested and exercisable. If Mr. Schoch experiences an involuntary separation from service by the Company for any reason other than Cause, death, or Permanent Disability (each as defined below) prior to a Change in Control, then he will receive six months of continued salary at the rate that was in effect at the time of the termination. The receipt of any change-in-control or severance benefits is subject to Mr. Schoch’s execution and non-revocation of a general release of claims.
Certain Definitions
For purposes of the offer letters described above:
•
“Involuntary Termination” means an involuntary separation from service, as defined in Treasury Regulations § 1.409A-1(n): (i) by the Company for any reason other than (A) Cause, (B) death, or (C) Permanent Disability; or (ii) by the executive for Good Reason.

•
“Cause” means (i) any willful, material violation by the executive of any law or regulation applicable to the business of the Company, the executive’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the executive of a common law fraud; (ii) the executive’s commission of an act of personal dishonesty that involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (iii) any material breach by the executive of any provision of any agreement or understanding between the Company and the executive regarding the terms of the executive’s service as an employee, officer, director, or consultant to the Company, including without limitation, the executive’s willful and continued failure or refusal to perform the material duties required of the executive as an employee, officer, director or consultant of the Company, other than as a result of having a disability, or a breach of any applicable invention assignment and confidentiality agreement or any agreement between the Company and the executive; (iv) the executive’s disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation, or employees of the Company; (v) the executive’s violation or failure to comply with any of the Company’s confidential information, privacy or similar policy or program; or (vi) any other misconduct by the executive that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company.

•
“Change in Control” means a (i) consolidation, reorganization, or merger of the Company with or into any other entity or entities in which the holders of the Company’s outstanding shares immediately before such consolidation, reorganization or merger do not, immediately after such consolidation, reorganization, or merger, retain stock or other ownership interests representing a majority of the voting power of the surviving entity or entities as a result of their stockholdings in the Company immediately before such consolidation, reorganization, or merger; or (ii) a sale or all or substantially all of the Company’s assets that is followed by a distribution of the proceeds to the Company’s stockholders.

•
“Good Reason” means, without the executive’s express written consent, the occurrence of any one or more of the following: (i) a change in the executive’s position with the Company that materially reduces the executive’s level of authorities, responsibilities or duties (provided that such reduction would not include remaining in the same relative position of

23andMe Holding Co.	53	2023 Proxy Statement

responsibility within the Company following a Change in Control, even if the Company were a subsidiary of another entity); (ii) a reduction in the executive’s base salary by more than 10% unless (A) the executive consents thereto in the executive’s discretion, or (B) the annual salaries of all Company employees are similarly reduced; or (iii) receipt of notice that the executive’s principal workplace will be relocated to increase the executive’s commute by more than 50 miles.
•
“Permanent Disability” means that the executive is unable to perform the essential functions of the executive’s position, with or without reasonable accommodation, for a period of at least 120 consecutive days because of a physical or mental impairment.

•
“Qualifying Termination” means that the executive has experienced an Involuntary Termination that occurs with, or within 24 months following, a Change in Control.

CLAWBACK

Pursuant to the 23andMe Holding Co. 2021 Incentive Equity Plan (the “2021 Plan”), subject to the requirements of applicable law, the Compensation Committee may provide in any grant instrument that, if a participant breaches any restrictive covenant agreement between the participant and the Company or otherwise engages in activities that constitute Cause (as defined in the 2021 Plan) either while employed by, or providing service to, the Company or within a specified period of time thereafter, all grants held by the participant shall terminate, and the Company may rescind any exercise of an option or stock appreciation right (“SAR”) and the vesting of any other grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and dividend equivalents), as applicable on such terms as the Compensation Committee shall determine, including the right to require that, in the event of any such rescission, (i) the participant shall return to the Company the shares received upon the exercise of any option or SAR and/or the vesting and payment of any other grant (including pursuant to dividends and dividend equivalents), or, (ii) if the participant no longer owns the shares, the participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the participant transfers the shares by gift or otherwise without consideration, the fair market value of the shares on the date of the breach of the restrictive covenant agreement (including a participant’s grant instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the participant for the shares. Payment by the participant shall be made in such manner and on such terms and conditions as may be required by the Compensation Committee. The Company shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the participant by the Company. In addition, all grants under the 2021 Plan shall be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be implemented by the Board from time to time.
This provision is in addition to any requirements that might be imposed pursuant to applicable law. In October 2022, the SEC adopted new Rule 10D-1 under the Exchange Act, which requires national securities exchanges, including Nasdaq, to establish listing standards relating to executive officer incentive compensation clawback and disclosure rules. The Company intends to adopt a compensation recoupment policy in accordance with requirements of Nasdaq’s final listing standards.
TAX DEDUCTIBILITY OF COMPENSATION UNDER INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies (such as the Company) for compensation paid to certain “covered employees” in excess of  $1,000,000 per covered employee in any year.
Neither the Compensation Committee nor the full Board has adopted a formal policy regarding tax deductibility of compensation paid to the Company’s executive officers. While the Compensation Committee carefully considers the net cost and value to the Company of maintaining the deductibility of all compensation, it also desires the flexibility to reward the Company’s executive officers in a manner that enhances the Company’s ability to attract and retain individuals as well as to create longer-term value for our stockholders. Thus, income tax deductibility is only one of several factors the Compensation Committee considers in making decisions regarding the Company’s executive compensation program. The Compensation Committee may authorize compensation that might not be deductible if the Compensation Committee determines that such compensation decision is in the best interest of the Company.
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Compensation Committee Report
The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of 23andMe Holding Co. (the “Company”) has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) included in the Proxy Statement for the 2023 Annual Meeting of Stockholders (the “Proxy Statement”) with members of management, and based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in the Proxy Statement.
This report has been furnished by the Compensation Committee of the Board of Directors.
Valerie Montgomery Rice, M.D., Chair
Patrick Chung
Neal Mohan
The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.
23andMe Holding Co.	55	2023 Proxy Statement

Compensation Risk Management and Other Policies
COMPENSATION RISK ASSESSMENT

Our Compensation Committee is responsible for the oversight of our compensation risk profile. The Compensation Committee reviews our compensation approach outlined above to ensure that the policies, plan documents, and practices do not encourage excessive risk-taking.
The assessment reviews our best practices and ensures that:
•
Pay levels are competitive with the relevant market for talent and aligned with the Company’s performance relative to peers.

•
The executive compensation program has the appropriate balance of fixed versus variable pay and short-term versus long-term focus.

•
Our compensation programs include features that discourage excessive risk-taking.

•
The Compensation Committee approves all matters related to executive compensation, is supported by an independent advisor, and has the authority to make modifications or adjustments.

Based on the assessment, the Compensation Committee believes that the Company’s compensation programs are balanced and do not create risks reasonably likely to have a material adverse impact on the Company. Accordingly, there were no material adjustments made to our compensation policies and practices. We will continue to monitor our compensation policies and practices to determine whether our risk management objectives are being met with respect to incentivizing the Company’s executive officers.
POLICIES PROHIBITING HEDGING, PLEDGING, AND SPECULATIVE OR SHORT-TERM TRADING

The 23andMe Holding Co. Amended and Restated Insider Trading Policy (the “Insider Trading Policy”) prohibits employees (including executive officers), directors, advisors, and consultants of the Company (collectively, “Team Members”) from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge, offset, or are designed to hedge or offset, any decrease in the market value or the full ownership risks and rewards of a Team Member’s holdings in Company securities. The Insider Trading Policy also prohibits executive officers and directors from directly or indirectly pledging, hypothecating, or otherwise encumbering shares of the Company’s stock as collateral for indebtedness. This prohibition includes, but is not limited to, holding such shares in a margin account or any other account that could cause the Company’s stock to be subject to a margin call or otherwise be available as collateral for a margin loan. Additionally, this prohibition applies to the Company’s stock that (i) an executive officer or director owns directly or indirectly or (ii) is granted by the Company as part of an executive officer’s or director’s compensation.
The Insider Trading Policy also prohibits Team Members from engaging in short sales (sales of securities that are not currently owned by the seller), transactions in put or call options, margin trading, or other inherently speculative transactions with respect to Company securities at any time.
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Executive Compensation Tables
SUMMARY COMPENSATION TABLE

The table below summarizes the compensation paid to, awarded to, or earned by our NEOs for Fiscal 2023, and, to the extent applicable, Fiscal 2022 and Fiscal 2021.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Anne Wojcicki Chief Executive Officer	2023	62,920	—	—	—	—	—	62,920
	2022	59,280	—	12,600,150	19,887,000	—	—	32,546,430
	2021	55,120	—	—	20,220,547	—	—	20,275,667
Joseph Selsavage Interim Chief Financial and Accounting Officer	2023	441,228(4)	49,500(5)	620,775(6)	640,171(6)	77,278(7)	6,550	1,835,502

Kathy Hibbs Chief Administrative Officer	2023	605,000	—	—	—	89,238	5,567	699,805
	2022	563,750	—	1,070,455	1,549,205	—	3,450	3,186,860
	2021	556,233	—	—	2,671,454	—	2,300	3,229,987
Kenneth Hillan Chief Therapeutics Officer	2023	615,000	—	—	—	90,713	6,233	711,946
	2022	578,333	—	1,070,455	1,549,205	—	3,865	3,201,858
	2021	554,960	—	—	2,671,454	—	2,658	3,229,072
Paul Johnson Vice President, Europe	2023	613,462(8)	—	—	—	101,406(9)	5,394	720,262
	2022	142,632	—	5,195,942	4,652,593	137,956	2,760	10,131,883
Steve Schoch Former Chief Financial Officer	2023	302,500	—	—	—	—	9,883	312,383
	2022	577,500	—	1,106,135	1,600,845	—	4,650	3,289,130
	2021	580,529	—	—	3,673,249	—	2,300	4,256,078

(1)
The amounts shown in this column represent the grant date fair value of the RSUs granted to each NEO, computed in accordance with FASB ASC Topic 718 using the assumptions described in “Note 14. Equity Incentive Plans and Stock-Based Compensation” of the Notes to the Consolidated Financial Statements included within “ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023. The actual number of RSUs granted in Fiscal 2023 is shown in the “Grants of Plan-Based Awards” table on page 52 of this Proxy Statement.

The grant date fair value of RSUs is determined using the fair value of our Class A common stock on the date of grant. Pursuant to the applicable SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts reported in this column reflect the accounting cost for these awards and do not necessarily correspond to the actual economic value that may be received by the NEOs.
(2)
The amounts shown in this column represent the grant date fair value of the stock options granted to each NEO, computed in accordance with FASB ASC Topic 718 using the assumptions described in “Note 14. Equity Incentive Plans and Stock-Based Compensation” of the Notes to the Consolidated Financial Statements included within “ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023. The actual number of stock options granted in Fiscal 2023 is shown in the “Grants of Plan-Based Awards” table on page 52 of this Proxy Statement.

(3)
Represents the Fiscal 2023 AIP awards, which were paid in the form of RSUs. Accordingly, each NEO that received a Fiscal 2023 AIP payout received the following number of RSUs: Mr. Selsavage — 37,808; Ms. Hibbs — 43,659; Dr. Hillan — 44,381; and Mr. Johnson — 57,996.

(4)
Includes $21,645 for payout of unused paid-time-off in accordance with Company policy.

(5)
Represents a special bonus awarded to Mr. Selsavage in connection with his role in the preparation and filing of the Company’s Annual Report on Form 10-K for Fiscal 2022.

(6)
Represents the Selsavage Annual Long-Term Equity Award and the Selsavage Appointment Equity Award.

(7)
Includes the Selsavage Lemonaid Adjustment Bonus Amount.

(8)
Includes $63,462 for payout of unused paid-time-off in accordance with Company policy.

(9)
Includes the Johnson Lemonaid Adjustment Bonus Amount.

23andMe Holding Co.	57	2023 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards and Options Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Anne Wojcicki	—	—	—	—	—	—	—	—
Joseph Selsavage	—	26,982	104,784	314,353	—	—	—	—
	4/15/2022(3)	—	—	—	—	80,545	3.56	195,587
	4/15/2022(3)	—	—	—	54,091	—	—	192,564
	8/26/2022(4)	—	—	—	—	190,131	3.30	444,583
	8/26/2022(4)	—	—	—	129,761	—	—	428,211
Kathy Hibbs	—	38,947	151,250	453,750	—	—	—	—
Kenneth Hillan	—	39,591	153,750	461,250	—	—	—	—
Paul Johnson	—	35,406	137,500	412,500	—	—	—	—
Steve Schoch	—	38,947	151,250	453,750	—	—	—	—

(1)
Amount represents the Fiscal 2023 AIP awards, which were paid out in RSUs. Mr. Schoch was not entitled to receive any payout, as he was not employed by the Company at the time that any earned payment would have been made, and Ms. Wojcicki did not participate in the Fiscal 2023 AIP.

(2)
The amounts shown in this column represent the grant date fair value of the equity awards, computed in accordance with FASB ASC Topic 718 using the assumptions described in “Note 14. Equity Incentive Plans and Stock-Based Compensation” of the Notes to the Consolidated Financial Statements included within “ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

(3)
Represents the Selsavage Annual Long-Term Equity Award.

(4)
Represents the Selsavage Appointment Equity Award.

23andMe Holding Co.	58	2023 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Shares Underlying Unexercised Options Exercisable (#)	Number of Shares Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Anne Wojcicki	3/29/2022(2)	1,718,750	5,781,250	3.95	3/29/2032
						5/28/2021(3)	625,290	1,425,661
Joseph Selsavage	11/1/2021(4)	231,574	289,471	0.96	2/17/2031
	4/15/2022(5)	18,458	62,087	3.56	4/15/2032
	9/1/2022(6)	23,766	166,365	3.30	9/1/2032
						12/15/2021(7)	71,047	161,987
						4/15/2022(8)	40,569	92,497
						9/1/2022(9)	121,651	277,364
Kathy Hibbs	5/5/2014(10)	900,685	—	0.42	5/4/2024
	5/10/2017(11)	573,423	—	2.96	5/9/2027
	8/26/2020(12)	573,433	344,045	5.04	8/25/2030
	2/9/2022(13)	127,674	343,739	5.00	2/9/2032
						2/9/2022(14)	160,569	366,097
Kenneth Hillan	2/19/2019(15)	1,100,974	—	5.01	2/18/2029
	8/26/2020(12)	573,432	344,046	5.04	8/25/2030
	2/9/2022(13)	127,674	343,739	5.00	2/9/2032
						2/9/2022(14)	160,569	366,097
Paul Johnson	11/1/2021(16)	205,168	451,372	0.30	5/8/2026
	11/1/2021(17)	50,530	111,169	0.34	9/2/2027
	11/1/2021(18)	91,702	201,746	0.35	4/2/2029
	11/1/2021(19)	307,369	676,213	0.96	9/22/2030
	11/1/2021(20)	129,652	285,234	11.72	10/31/2031
	2/9/2022(21)	—	471,413	5.00	2/9/2032
						11/1/2021(22)	368,273	839,662
						11/1/2021(23)	242,003	551,767
						2/9/2022(24)	214,091	488,127
Steve Schoch(25)	—	—	—	—	—	—	—	—

(1)
Market value represents the product of the closing price of a share of the Company’s Class A common stock on March 31, 2023, which was $2.28, multiplied by the number of RSUs.

(2)
The shares underlying this stock option vest equally in 48 monthly installments commencing on May 1, 2022.

(3)
The RSUs vest equally on a quarterly basis, commencing on February 20, 2022, and thereafter on the 20th day of the following third month.

(4)
The shares underlying this stock option vest over a four-year period, with an initial 25% vesting on November 1, 2022, and the remainder vesting on a quarterly basis thereafter.

(5)
The shares underlying this stock option vest in 48 equal monthly installments commencing May 1, 2022.

(6)
The shares underlying this stock option vest in 48 equal monthly installments commencing October 1, 2022.

(7)
The RSUs vest over a four-year period, with an initial 25% vesting on November 20, 2022, and the remainder vesting on a quarterly basis thereafter.

(8)
The RSUs vest equally in 16 quarterly installments commencing on May 20, 2022.

(9)
The RSUs vest equally in 16 quarterly installments commencing on February 20, 2023.

23andMe Holding Co.	59	2023 Proxy Statement

(10)
The shares underlying this stock option vested 25% on April 1, 2015, then ratably (in remaining 1/48 installments) thereafter.

(11)
The shares underlying this stock option vest in 48 equal monthly installments commencing on April 1, 2018.

(12)
The shares underlying this stock option vest in 48 equal monthly installments commencing October 1, 2020.

(13)
The shares underlying this stock option vest in 48 equal monthly installments commencing March 9, 2022.

(14)
The RSUs vest equally in 16 quarterly installments commencing on May 20, 2022.

(15)
The shares underlying this stock option vested 25% on February 19, 2020, then ratably (in remaining 1/48 installments) thereafter.

(16)
Received in connection with the acquisition of Lemonaid Health (such acquisition, the “Merger”), in exchange for an option to purchase 363,214 shares of common stock of Lemonaid Health. The shares underlying this stock option vest over a four-year period, with 1/16 vesting every three months, beginning on February 1, 2022.

(17)
Received in the Merger in exchange for an option to purchase 89,456 shares of common stock of Lemonaid Health. The shares underlying this stock option vest over a four-year period, with 1/16 vesting every three months, beginning on February 1, 2022.

(18)
Received in the Merger in exchange for an option to purchase 162,343 shares of common stock of Lemonaid Health. The shares underlying this stock option vest over a four-year period, with 1/16 vesting every three months, beginning on February 1, 2022.

(19)
Received in the Merger in exchange for an option to purchase 544,142 shares of common stock of Lemonaid Health. The shares underlying this stock option vest over a four-year period, with 1/16 vesting every three months, beginning on February 1, 2022.

(20)
The shares underlying this stock option vest over a four-year period, with an initial 25% vesting on November 1, 2022 and the remainder vesting on a quarterly basis thereafter.

(21)
The shares underlying this stock option vest 50% on February 9, 2025 and 50% on February 9, 2026.

(22)
Received as the share portion of the merger consideration payable in connection with the Merger. Such shares are subject to that certain Relinquishment Agreement. Pursuant to the Relinquishment Agreement, such shares vest over a four-year period, with 1/16 of such shares vesting every three months, beginning on February 1, 2022.

(23)
The RSUs vest over a four-year period, with an initial 25% vesting on November 1, 2022 and the remainder vesting on a quarterly basis thereafter.

(24)
The RSUs vest 50% on February 20, 2025 and 50% on February 20, 2026.

(25)
Mr. Schoch forfeited all outstanding equity awards upon his employment separation.

23andMe Holding Co.	60	2023 Proxy Statement

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Anne Wojcicki	—	—	312,645	938,717
Joseph Selsavage	—	—	53,926	159,660
Kathy Hibbs	—	—	53,522	160,700
Kenneth Hillan	—	—	53,522	160,700
Paul Johnson	—	—	243,918(3)	719,415
Steve Schoch	—	—	27,653	85,033

(1)
Amounts represent the number of shares and related value for stock awards that vested on applicable vesting dates, prior to the withholding of shares to satisfy taxes. Consistent with Company policy, upon the vesting of these awards, the Company withheld a portion of the otherwise distributable shares in respect of taxes. Accordingly, after shares were withheld for taxes, the NEOs acquired the following net share amounts: Ms. Wojcicki — 312,645; Mr. Selsavage — 36,500; Ms. Hibbs — 34,182; Dr. Hillan — 34,182; Mr. Johnson — 243,918; and Mr. Schoch — 18,089.

(2)
The amounts shown in the Value Realized on Vesting column are calculated based on the closing market price of the stock on the date when the RSUs vested.

(3)
Includes shares subject to Mr. Johnson’s Relinquishment Agreement, which vesting restrictions have lapsed.

23andMe Holding Co.	61	2023 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Severance Arrangements
See “Employment Agreements with NEOs” in the Compensation Discussion and Analysis for a description of certain severance benefits provided under the NEOs’ employment agreements.
Change of Control Under the CIC Plan
On December 5, 2022, the Board approved the adoption of the 23andMe Holding Co. Change in Control Separation Plan (the “CIC Plan”) to be effective as of December 5, 2022. Pursuant to the CIC Plan, the Company’s “Officers” (as defined in Rule 16a-1(f) of the Exchange Act), including the NEOs, and certain key employees (each, a “Participant” and collectively, the “Participants”) designated by the Board, the Compensation Committee, or, with respect to employees who are not Officers, the Chief Executive Officer, will be entitled to receive certain separation benefits if such Participant’s employment is terminated in connection with a Change in Control (as defined in the CIC Plan). Specifically, a Participant will be entitled to the Separation Benefits (as defined below) if  (i) a Change in Control occurs and, (ii) within the period beginning 30 days before and ending 12 months after such Change in Control, such Participant’s employment is terminated either (a) by the Company or a subsidiary of the Company without Cause (as defined in the CIC Plan) or (b) by such Participant for Good Reason (as defined in the CIC Plan) (the occurrence of  (i) and (ii), a “Double-Trigger Event”).
Subject to a Participant’s execution of a release of claims in favor of the Company, a Participant will be entitled to the following separation benefits (collectively, the “Separation Benefits”) upon the occurrence of a Double-Trigger Event:
•
a lump-sum cash payment equal to six months of the Participant’s annual base salary (either in effect on the date of termination or in effect on the date of the Change in Control, whichever is higher) plus one-half of the Participant’s target annual bonus under the Company’s Annual Incentive Plan for the year of termination;

•
a lump-sum cash payment equal to the cost of six months of COBRA continuation of the medical, dental, and vision coverage in effect for the Participant on the date of termination; and

•
the acceleration of all of the Participant’s outstanding unvested equity awards granted under the 2021 Plan.

Notwithstanding the foregoing, the Separation Benefits will be reduced by any separation payments or benefits received by the Participant under any offer letter, employment agreement, or contract with the Company or its subsidiaries or any payments required by applicable law as a result of the termination of the Participant’s employment. The Separation Benefits may also be subject to adjustment if any Separation Benefits constitute an “excess parachute payment” under the Code. The Separation Benefits will not affect any other accrued or vested or earned but deferred compensation rights or other benefits that may be owed to a Participant following the termination, including, but not limited to, accrued vacation or sick-pay amounts or benefits payable under any bonus or other compensation plan, stock purchase plan, life insurance plan, health plan, disability plan, or similar or successor plan.
The CIC Plan may be terminated or amended by the Board until a Change in Control has occurred. Upon the occurrence of a Change in Control, the CIC Plan may not be amended or terminated.
The Separation Benefits provided for pursuant to the CIC Plan superseded and replaced any severance benefits related to a change of control provided for in the NEOs’ respective offer letters, as applicable and as confirmed by acknowledgment letter.
Change of Control Under the 2021 Plan
Pursuant to the 2021 Plan, if 23andMe experiences a change of control where 23andMe is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed, or replaced with grants (with respect to cash, securities, or a combination thereof) that have comparable terms, by the surviving corporation (or a parent or subsidiary of the surviving corporation).
23andMe Holding Co.	62	2023 Proxy Statement

If there is a change of control and all outstanding grants are not assumed or replaced with grants that have comparable terms, by the surviving corporation, the Compensation Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:
•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, and dividend equivalents immediately lapse;

•
pay participants, in an amount and form determined by the Compensation Committee, in settlement of outstanding stock units or dividend equivalents;

•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or shares of Class A common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of Class A common stock; provided, however, that if the per share fair market value of Class A common stock does not exceed the per share stock option exercise price or SARs base amount, as applicable, 23andMe will not be required to make any payment to the participant upon surrender of the stock option or SAR and shall have the right to cancel any such option or SAR for no consideration; or

•
after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Compensation Committee.

In general terms, a change of control under the 2021 Plan occurs if:
•
a person, entity, or affiliated group, with certain exceptions, acquires more than 50% of the then-outstanding voting securities;

•
23andMe merges into another entity, unless the holders of voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•
23andMe merges into another entity and the members of the Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

•
23andMe sells or disposes of all or substantially all of the assets of 23andMe;

•
23andMe consummates a complete liquidation or dissolution; or

•
a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

23andMe Holding Co.	63	2023 Proxy Statement

Except with respect to Mr. Schoch, the following table describes the approximate payments that would have been made to the NEOs pursuant to agreements, plans, or individual award agreements in effect on March 31, 2023, in the event of the termination of employment of the NEOs under the circumstances described below, assuming such terminations took place on March 31, 2023.
	Voluntary Termination ($)	Involuntary Termination(1)(2)(4) ($)	Death / Permanent Disability(3)(4) ($)	Change of Control / Double-Trigger(1)(3) ($)
Anne Wojcicki
Cash Severance	—	—	—	32,240
Benefits Continuation	—	—	—	11,030
Equity Value	—	—	—	1,425,661(8)
Total	—	—	—	1,468,932
Joseph Selsavage
Cash Severance	—	—	—	284,375
Benefits Continuation	—	—	—	4,184
Equity Value	—	—	—	913,950(8)
Total	—	—	—	1,202,510
Kathy Hibbs
Cash Severance(5)	—	201,667	—	378,125
Benefits Continuation	—	—	—	17,040
Equity Value	—	—	—	366,097(8)
Total	—	201,667	—	761,263
Kenneth Hillan
Cash Severance(6)	—	307,500	—	384,375
Benefits Continuation	—	—	—	—
Equity Value	—	—	—	366,097(8)
Total	—	307,500	—	750,472
Paul Johnson
Cash Severance(7)	—	—	—	275,000
Benefits Continuation	—	—	—	6,083
Equity Value(4)	—	3,231,018	3,231,018	4,270,912(8)
Total	—	3,231,018	3,231,018	4,551,995

(1)
The receipt of such benefits is subject to the NEO’s execution and non-revocation of a general release of claims.

(2)
Includes an involuntary separation from service by the Company for any reason other than (a) Cause, (b) death, or (c) Permanent Disability prior to a Change in Control.

(3)
Represents the Separation Benefits provided for under the CIC Plan upon the occurrence of a Double-Trigger Event.

(4)
Pursuant to the Relinquishment Agreement, if any Relinquishment Triggering Event occurs during the Protection Period or in the event of Mr. Johnson’s death or disability, then the unvested portion(s) of the Relinquishment Shares and the Relinquishment Options will immediately vest.

(5)
Pursuant to the Hibbs Offer Letter, if Ms. Hibbs experiences an involuntary separation from service by the Company for any reason other than Cause, death, or Permanent Disability, then she will be entitled to receive four months of continued salary that was in effect at the time of the termination.

(6)
Pursuant to the Hillan Offer Letter, if Dr. Hillan experiences an involuntary separation from service by the Company for any reason other than Cause, death, or Permanent Disability, he is entitled to six months of continued salary at the rate that was in effect at the time of the termination.

(7)
The Johnson Offer Letter does not provide for any severance rights.

23andMe Holding Co.	64	2023 Proxy Statement

(8)
Amount does not include the following underwater options, because such underwater options do not have intrinsic value:

Underwater Options that Would Accelerate upon a Qualifying Termination (#)
Anne Wojcicki	5,781,250
Joseph Selsavage	228,452
Kathy Hibbs	687,784
Kenneth Hillan	687,785
Paul Johnson	756,647
Steven Schoch
Payments upon a Termination of Employment
Mr. Schoch’s employment with the Company terminated effective as of September 1, 2022. As Mr. Schoch voluntarily resigned to pursue other opportunities, he was not entitled to any payments in connection with the termination of his employment. Additionally, all of his outstanding unvested equity awards were forfeited.
23andMe Holding Co.	65	2023 Proxy Statement

Pay Versus Performance
The following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s principal executive officer (“PEO”), Anne Wojcicki, and (ii) the Company’s NEOs other than Ms. Wojcicki (the “Non-PEO NEOs”), on an average basis.
The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table (“SCT”) totals to arrive at the values presented for CAP, are provided in the footnotes to the table. A narrative discussion of the relationship between CAP and the Company performance measures (i) listed in the table below and (ii) that the Company has deemed most important in linking CAP during Fiscal 2023 to Company performance is also presented below.
The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis on page 36 of this Proxy Statement.
Pay Versus Performance Table
Fiscal Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($ thousands)	Adjusted EBITDA ($ thousands)
					TSR	Peer Group TSR
(a)(1)	(b)(2)	(c)(3)	(d)(4)	(e)(3)	(f)(5)	(g)(5)	(h)	(i)(6)
2023	$62,920	$(9,366,735)	$839,511	$(1,548,032)	$17.12	$103.84	$(311,660)	$(161,301)
2022	$32,546,430	$23,624,938	$4,952,433	$2,024,265	$28.75	$109.62	$(217,490)	$(150,740)

(1)
PEO and Non-PEO NEOs for Fiscal 2023 and Fiscal 2022 included:

Fiscal Year	PEO	Non-PEO NEOs
2023	Anne Wojcicki	Joseph Selsavage, Kathy Hibbs, Kenneth Hillan, Paul Johnson, and Steven Schoch
2022	Anne Wojcicki	Steven Schoch, Kathy Hibbs, Kenneth Hillan, and Paul Johnson
In reliance on Instruction 2 to Item 402(v) of Regulation S-K, the Company is providing information for Fiscal 2023 and Fiscal 2022 only.
(2)
The dollar amounts reported in column (b) are the amounts of total compensation reported for the Company’s PEO for each corresponding fiscal year in the “Total” column of the SCT. Refer to the SCT set forth on page 50 of this Proxy Statement for further detail.

(3)
The dollar amounts reported in columns (c) and (e) represent the amounts of CAP to PEO and average CAP to Non-PEO NEOs, respectively. CAP does not necessarily represent cash and/or equity value transferred to the PEO or applicable Non-PEO NEO without restriction, but rather is a value calculated in accordance with applicable SEC rules. As the Company does not have a defined benefit plan, no adjustments for pension benefits are included in the below tables. Similarly, no adjustments were made for dividends, as the Company has not paid any dividends.

23andMe Holding Co.	66	2023 Proxy Statement

The following table sets forth the adjustments made to calculate CAP to PEO, as shown in column (c):
	Fiscal 2022	Fiscal 2023
SCT Total	$32,546,430	$62,920
Less: Value of Stock Awards Reported in SCT	$32,487,150	$0
Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$21,668,681	$0
Plus: Change in Fair Value of Outstanding and Unvested Equity Awards from Prior Fiscal Year End	$0	$(7,826,979)
Plus: Fair Value of Equity Awards Granted in Fiscal Year that Vested During Fiscal Year	$1,896,976	$0
Plus: Change in Fair Value of Vested Equity Awards Granted from Prior Fiscal Year End	$0	$(1,602,676)
Less: Fair Value as of Prior Fiscal Year End of Equity Awards that Failed to Meet Applicable Vesting Conditions	$0	$0
CAP	$23,624,938	$(9,366,735)
The following table set forth the adjustments made to calculate average CAP to Non-PEO NEOs, as shown in column (e):
	Fiscal 2022	Fiscal 2023
SCT Total	$4,952,433	$839,511
Less: Value of Stock Awards Reported in SCT	$4,448,709	$252,189
Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$4,518,904	$134,076
Plus: Change in Fair Value of Outstanding and Unvested Equity Awards from Prior Fiscal Year End	$(2,737,032)	$(1,346,874)
Plus: Fair Value of Equity Awards Granted in Fiscal Year that Vested During Fiscal Year	$206,716	$27,145
Plus: Change in Fair Value of Vested Equity Awards Granted from Prior Fiscal Year End	$(468,048)	$(356,039)
Less: Fair Value as of Prior Fiscal Year End of Equity Awards that Failed to Meet Applicable Vesting Conditions	$0	$593,662
CAP	$2,024,265	$(1,548,032)

(4)
The dollar amounts reported in column (d) are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding fiscal year in the “Total” column of the SCT. Refer to the SCT as set forth on page 50 of this Proxy Statement.

(5)
For purposes of calculating peer group total shareholder return (“TSR”), the S&P 500 Healthcare Sector Index (the “Peer Group TSR”) was utilized pursuant to Item 201(e) of Regulation S-K and as is reflected in our Annual Report on Form 10-K for Fiscal 2023. In accordance with applicable SEC rules, the Peer Group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on June 17, 2021 (the date the Company’s Class A common stock commenced publicly trading), through and including the end of the fiscal year for which TSR is being presented in the table. TSR calculations reflect reinvestment of dividends.

(6)
We identified Adjusted EBITDA for Fiscal 2023 as our Company-Selected Measure that represents, in our view, the most important measure used to link CAP to performance. Adjusted EBITDA was the most heavily-weighted performance measure in the Fiscal 2023 AIP. Adjusted EBITDA is a non-GAAP measure. We define Adjusted EBITDA as net income (loss) before net interest income (expense), net other income (expense), income tax expenses (benefit), depreciation and amortization, impairment charges, stock-based compensation expense, acquisition-related costs, and other items that are considered unusual or not representative of underlying trends of our business, including but not limited to: changes in fair value of warrant liabilities, litigation settlement, and restructuring and other charges, if applicable for the periods presented.

23andMe Holding Co.	67	2023 Proxy Statement

Narrative Discussion of Relationship Between CAP and Financial Performance Measures
One objective of the “Pay Versus Performance Table” is to illustrate how performance-based features in our executive compensation program operate to index pay to performance. As further explained below, we believe that the table reflects an alignment of CAP with the Company’s performance on key financial performance measures. Additionally, the graphs shown below illustrate the relationship between CAP and (i) the Company and Peer Group TSRs, (ii) Net Income (Loss), and (iii) Adjusted EBITDA.
The following chart illustrates a comparison of the Company’s cumulative TSR versus the cumulative Peer Group TSR from June 17, 2021 through the end of Fiscal 2023. The CAP values are aligned with the Company’s stock price performance and reflect the Company’s use of equity incentives that are directly related to stock price performance.

23andMe & Peer Group TSR vs. CAP
CAP ($M)
Value of $100 Investment From 6/17/2021
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
-$15
$140
$120
$100
$80
$60
$40
$20
$0
$23.62
$109.62
$103.84
$2.02
$28.75
($2.31)
$17.12
($9.37)
Fiscal 2022
Fiscal 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
23andMe TSR
Peer Group TSR

The following chart illustrates a comparison of the Company’s Net Income (Loss) versus CAP to PEO and CAP to Non-PEO NEOs for Fiscal 2022 and Fiscal 2023. The CAP values are positively correlated to Net Income (Loss) over the measurement period, although no portion of the PEO’s or the Non-PEO NEOs’ compensation is directly tied to Net Income (Loss).
23andMe Holding Co.	68	2023 Proxy Statement

23andMe Net Income (Loss) vs. CAP
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
-$15
CAP ($M)
($150,000)
($200,000)
($250,000)
($300,000)
($350,000)
Net Income (Loss) ($ thousands)
$23.62
$2.02
($217,490)
($2.31)
($311,660)
($9.37)
Fiscal 2022
Fiscal 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income (Loss) ($ thousands)

The following chart illustrates a comparison of the Company’s Adjusted EBITDA* versus CAP to PEO and CAP to Non-PEO NEOs for Fiscal 2022 and Fiscal 2023. Adjusted EBITDA is the primary performance metric used by the PEO to evaluate the performance of each business segment. It is also used by management and the Board to understand and evaluate ongoing performance trends and to develop the annual budget, as well as to develop the Company’s short- and long-term operating plans. Additionally, Adjusted EBITDA was the most heavily-weighted performance measure in the Fiscal 2023 AIP.
23andMe Holding Co.	69	2023 Proxy Statement

23andMe Adjusted EBITDA vs. CAP
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
-$15
CAP ($M)
($140,000)
($145,000)
($150,000)
($155,000)
($160,000)
($165,000)
($170,000)
($175,000)
($180,000)
Adjusted EBITDA ($ thousands)
$23.62
$2.02
($161,301)
($150,740)
($9.37)
($2.31)
Fiscal 2022
Fiscal 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Adjusted EBITDA ($ thousands)

Important Financial Performance Measures
For Fiscal 2023, Adjusted EBITDA* was the only financial performance measure used by the Company to link CAP (for all NEOs) to Company performance. Because there was only one metric, the Company chose not to use a tabular format. For additional information related to how the Compensation Committee assessed the Company’s performance and established compensation for the NEOs, see the Compensation Discussion and Analysis section of this Proxy Statement.
* Adjusted EBITDA is a non-GAAP measure. We define Adjusted EBITDA as net income (loss) before net interest income (expense), net other income (expense), income tax expenses (benefit), depreciation and amortization, impairment charges, stock-based compensation expense, acquisition-related costs, and other items that are considered unusual or not representative of underlying trends of our business, including but not limited to: changes in fair value of warrant liabilities, litigation settlement, and restructuring and other charges, if applicable for the periods presented.
23andMe Holding Co.	70	2023 Proxy Statement

Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our CEO, Anne Wojcicki, to that of our median employee. In making this pay ratio disclosure, other companies may use assumptions, estimates, and methodologies different than ours; as a result, the following information may not be directly comparable to the information provided by other companies in our peer group or otherwise. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
Ms. Wojcicki’s annual total compensation for Fiscal 2023, calculated pursuant to SEC rules, was $62,920. The annual total compensation of the median employee of the Company for Fiscal 2023, calculated pursuant to SEC rules, was $223,209. Accordingly, the ratio of the annual total compensation of the CEO to that of the median employee of the Company was 0.28:1 for Fiscal 2023.
In identifying the median employee, we used the following methodology. We used total direct compensation as our compensation measure and a determination date of March 31, 2023 (the “Determination Date”). Total direct compensation is (i) actual salary via payroll records, plus (ii) Fiscal 2023 AIP payout amount, plus (iii) retention and/or special cash bonus, plus (iv) annual equity grant. We believe that total direct compensation is an appropriate compensation measure because all of our employees are eligible to participate in the AIP and receive equity grants. For new hires that were not employed for the entirety of Fiscal 2023, we annualized their respective base salaries.
We then selected the median employee, having identified the Fiscal 2023 total direct compensation for all of our employees (excluding our CEO) on the Determination Date. We included all employees (including both U.S.-based and U.K.-based employees) in our calculation and excluded interns. We did not make any other assumptions, adjustments, or estimates with respect to our calculation of total direct compensation or our determination of the median employee.
23andMe Holding Co.	71	2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table furnishes, with respect to each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company, the name and address of such beneficial owner, the number of shares of common stock reported as beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by such beneficial owner in the most recent Schedule 13G or Schedule 13D filed with the SEC, and the percentage that such shares comprised the outstanding shares of common stock of the Company as of July 10, 2023.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned(2)		Percent of Combined Voting Power of All Classes of Common Stock(2)(3)
	Class A	Class B(1)	Class A	Class B(1)
ABeeC 2.0, LLC 71 Main Street, Suite 259 Los Altos, CA 94022	—	98,633,827(4)	—	58.68%	49.69%
BlackRock Inc. 55 East 52nd Street New York, NY 10055	18,262,355(5)	—	6.01%	—	0.92%
GSK plc 980 Great West Road Brentford, Middlesex, TW8 9GS United Kingdom	—	39,660,487(6)	—	23.60%	19.98%
NewView Capital Management, LLC 1201 Howard Avenue, Suite 101 Burlingame, California 94010	19,455,681(7)	—	6.40%	—	0.98%
Entities Affiliated with Sequoia Capital 2800 Sand Hill Road, Suite 101 Menlo Park, CA 94025	—	17,818,440(8)	—	10.60%	8.98%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	27,187,344(9)	—	8.94%	—	1.37%

(1)
Each share of Class B common stock is convertible into one share of Class A common stock at the option of the holder.

(2)
The percentages are based upon 303,997,143 shares of Class A common stock and 168,084,278 shares of Class B common stock outstanding on July 10, 2023.

(3)
Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 10 votes.

(4)
Based on information contained in the Schedule 13D filed with the SEC by ABeeC 2.0, LLC (the “LLC”) on June 25, 2021 to report beneficial ownership of shares of the Company’s common stock as of June 16, 2021. In the Schedule 13D, the LLC reported that The ANNE WOJCICKI REVOCABLE TRUST U/A/D 9/2/09, AS AMENDED AND RESTATED (the “Trust”) is the sole member of the LLC and Anne Wojcicki is the sole trustee of the Trust. The LLC reported that the LLC, the Trust, and Ms. Wojcicki have shared power to vote and dispose, or direct the disposition, of 98,633,827 shares of the Class B common stock held by the LLC.

(5)
Based on information contained in the Schedule 13G filed with the SEC by BlackRock Inc. on February 13, 2023 to report beneficial ownership of shares of the Company’s common stock as of December 31, 2022. In the Schedule 13G, BlackRock Inc. reported that it had sole voting power of 17,846,882 shares of Class A common stock, shared voting power of 0 shares of Class A common stock, sole dispositive power of 18,262,355 shares of Class A common stock, and shared dispositive power of 0 shares of Class A common stock.

(6)
Based on information contained in Amendment No. 1 to Schedule 13D filed with the SEC by GSK plc (the “GSK”) on January 20, 2023 to report beneficial ownership of shares of the Company’s common stock as of November 7, 2022. In the Schedule 13D, GSK reported that Glaxo Group Limited, an indirect wholly owned subsidiary of GSK, had sole power to vote and dispose, or direct the disposition, of 39,660,487 shares of the Class B common stock held by GSK.

23andMe Holding Co.	72	2023 Proxy Statement

(7)
Based on information contained in the Schedule 13G filed with the SEC by NewView Capital Fund I, L.P. (“NewView”) on February 14, 2023 to report beneficial ownership of shares of the Company’s common stock as of December 31, 2022. In the Schedule 13G, NewView reported that it had sole voting power of 19,455,681 shares of Class A common stock (except that NewView Capital Partners I, LLC (“NVC Partners I”), the general partner of NVC Fund I, may be deemed to have sole power to vote these shares, and Ravi Viswanathan (“Viswanathan”), the managing member of NVC Partners I, may be deemed to have sole power to vote these shares) and sole dispositive power of 19,455,681 shares (except that NVC Partners I, the general partner of NVC Fund I, may be deemed to have sole power to dispose of these shares, and Viswanathan, the managing member of NVC Partners I, may be deemed to have sole power to dispose of these shares).

(8)
Based on information contained in the Schedule 13G filed by SC US (TTGP), Ltd. with the SEC on June 30, 2021 to report beneficial ownership of the Company’s common stock as of June 16, 2021, as well as supplemental information provided to the Company by Sequoia Capital on April 25, 2022. Such beneficial ownership is a result of shares held by entities affiliated with Sequoia Capital consisting of: (i) 3,670,314 shares held by Sequoia Capital Global Growth Fund II, L.P. (“GGF II”); (ii) 55,143 shares held by Sequoia Capital Global Growth II Principals Fund, L.P. (“GGF II PF”); (iii) 3,634,310 shares held by Sequoia Capital Growth Fund III, L.P. (“GF III”); (iv) 6,135,652 shares held by Sequoia Capital U.S. Growth Fund VII, L.P. (“GF VII”); (v) 3,818,329 shares held by Sequoia Capital U.S. Growth Fund VIII, L.P. (“GE VIII”); and (vi) 504,692 shares held by Sequoia Capital U.S. Growth VII Principals Fund, L.P. (“GF VII PF”). SC US (TTGP), Ltd. reported shared power to vote and dispose, or direct the disposition, of 17,818,440 shares of Class B common stock.

SC US (TTGP), Ltd. is (i) the general partner of SC Global Growth II Management, L.P., which is the general partner of each of GGF II and GGF II PF (together, the “GGF II Funds”); (ii) the general partner of SC U.S. Growth VII Management, L.P., which is the general partner of each of GF VII and GF VII PF (together, the “GF VII Funds”); and (iii) the general partner of SC U.S. Growth VIII Management, L.P., which is the general partner of GF VIII (together with the GGF II Funds and the GF VII Funds, the “GF and GGF Funds”). SCGF III Management, LLC is the general partner of GF III, and, as a result, SCGF III Management, LLC may be deemed to share voting and dispositive power with respect to the shares held by GF III.
The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GF and GGF Funds are Douglas M. Leone and Roelof Botha. As a result, and by virtue of the relationships described in this paragraph, each such person may be deemed to share voting and dispositive power with respect to the shares held by the GF and GGF Funds, as applicable. Mr. Leone and Mr. Botha, as applicable, expressly disclaim beneficial ownership of the shares held by the entities in this footnote.
(9)
Based on information contained in the Schedule 13G filed with the SEC by The Vanguard Group on February 9, 2023 to report beneficial ownership of shares of the Company’s common stock as of December 31, 2022. In the Schedule 13G, The Vanguard Group reported that it had sole voting power of 0 shares of Class A common stock, shared voting power of 293,692 shares of Class A common stock, sole dispositive power of 26,654,280 shares of Class A common stock, and shared dispositive power of 533,064 shares of Class A common stock.

The following table furnishes the number of shares of common stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by each of the current directors, the director nominees, the named executive officers, and the current directors and executive officers as a group, as of July 10, 2022.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percentage of Shares Beneficially Owned(4)		Percentage of Combined Voting Power of All Classes of Common Stock(4)(5)
	Class A(12)	Class B(3)	Class A	Class B(3)
Roelof Botha(6)	110,561	17,818,440(7)	*	10.60%	8.98%
Patrick Chung	113,034	1,141,824(8)	*	*	*
Sandra Hernández	143,186	—	*	—	*
Neal Mohan	320,178	—	*	—	*
Valerie Montgomery Rice	149,049	—	*	—	*
Richard Scheller	531,126	—	*	—	*
Peter Taylor	127,651	—	*	—	*
Anne Wojcicki	5,937,863(9)	98,633,827(10)	1.95%	58.68%	49.99%
Joseph Selsavage	489,852	—	*	—	*
Kathy Hibbs	2,421,441	50,462	*	*	*
Kenneth Hillan	2,053,936	—	*	—	*
Paul Johnson	1,960,051(11)	—	*	—	*
Steven Schoch	18,089	—	*	—	*
All Current Directors and Executive Officers as a Group (11 persons)	12,397,877	117,644,553	4.08%	69.99%	59.90%
23andMe Holding Co.	73	2023 Proxy Statement

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual is 349 Oyster Point Boulevard, South San Francisco, California 94080.

(2)
Unless otherwise indicated, each individual has voting and dispositive power over the listed shares of common stock and such voting and dispositive power is exercised solely by the named individual or shared with a spouse.

(3)
Each share of Class B common stock is convertible into one share of Class A common stock at the option of the holder.

(4)
The percentages are based upon 303,997,143 shares of Class A common stock and 168,084,278 shares of Class B common stock outstanding on July 10, 2023.

(5)
Each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to 10 votes.

(6)
The business address for Mr. Botha is 2800 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(7)
Includes (i) 624,136 shares of Class B common stock held by estate planning vehicles, (ii) 17,818,440 shares of Class B common stock held by the below entities affiliated with Sequoia Capital, and (iii) 1,235,148 shares of Class B common stock held by Sequoia Grove II, LLC. The business address of the entities affiliated with Sequoia Capital and Sequoia Grove II, LLC is 2800 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

The 17,818,440 shares of Class B common stock held by entities affiliated with Sequoia Capital consist of: (i) 3,670,314 shares held by GGF II; (ii) 55,143 shares held by GGF II PF; (iii) 3,634,310 shares held by GF III; (iv) 6,135,652 shares held by GF VII; (v) 3,818,329 shares held by GF VIII; and (vi) 504,692 shares held by GF VII PF. The business address of the above entities is 2800 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
SC US (TTGP), Ltd. is (i) the general partner of SC Global Growth II Management, L.P., which is the general partner of each of the GGF II Funds; (ii) the general partner of SC U.S. Growth VII Management, L.P., which is the general partner of each of the GF VII Funds; and (iii) the general partner of SC U.S. Growth VIII Management, L.P., which is the general partner of GF VIII. SCGF III Management, LLC is the general partner of GF III, and, as a result, SCGF III Management, LLC may be deemed to share voting and dispositive power with respect to the shares held by GF III.
The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GF and GGF Funds are Douglas M. Leone and Roelof Botha. As a result, and by virtue of the relationships described in this paragraph, each such person may be deemed to share voting and dispositive power with respect to the shares held by the GF and GGF Funds, as applicable. Additionally, Mr. Botha is a member of Sequoia Grove II, LLC. Mr. Leone and Mr. Botha, as applicable, expressly disclaim beneficial ownership of the shares held by the entities in this footnote.
(8)
Includes (i) 1,059,223 shares of Class B common stock held by Xfund 2, L.P. and (ii) 82,601 shares of Class B common stock held by Xfund 2A, L.P. (together with Xfund 2, L.P., “Xfund”). Mr. Chung may be deemed the beneficial owner of the shares of Class B common stock held by Xfund because he serves as the Managing General Partner of Xfund.

(9)
Includes 2,500,000 shares of Class A common stock held by the Anne Wojcicki Foundation, over which Ms. Wojcicki may be deemed to hold voting and dispositive power.

(10)
Consists of 98,633,827 shares of Class B common stock held by the LLC (see footnote 4 to the 5% or Greater Holder table above).

(11)
Includes 301,314 shares of Class A common stock that are subject to the Relinquishment Agreement, of which 33,480 shares have vested or will vest within 60 days after July 10, 2023.

(12)
Includes the following number of shares of Class A common stock issuable within 60 days after July 10, 2023, upon vesting of RSUs and shares of Class A common stock subject to outstanding stock options that are exercisable within 60 days of July 10, 2023:

Name of Beneficial Owner	RSUs	Stock Options
Roelof Botha	72,388	—
Patrick Chung	72,388	—
Sandra Hernández	—	—
Neal Mohan	72,388	229,369
Valerie Montgomery Rice	—	—
Richard Scheller	72,388	458,738
Peter Taylor	72,388	—
Anne Wojcicki	78,162	2,656,250
Joseph Selsavage	17,950	394,473
Kathy Hibbs	13,381	2,298,108
Kenneth Hillan	13,381	1,965,867
Paul Johnson	22,000	1,098,191
Steven Schoch	—	—
All Current Directors and Executive Officers as a Group (11 persons)	484,814	8,002,805
23andMe Holding Co.	74	2023 Proxy Statement

PROPOSAL 3
Approval of an Amendment and Restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan
Overview
We our asking our stockholders to vote upon a proposal to approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan (as amended and restated, the “A&R Plan”) to, among other things, (i) increase the number of shares authorized for issuance thereunder by 75,000,000 shares of Class A common stock of the Company, (ii) revise Section 4(a) thereof to increase the percentage of shares that may automatically be added on an annual basis to the number of authorized shares thereunder from 3% to 5%, (iii) revise Section 4(d) thereof to increase the individual limit for non-employee directors from $300,000 to $400,000, (iv) revise what constitutes a change of control of the Company, (v) add additional performance measures, and (vi) implement certain other modifications and clarifications as set forth in the proposed A&R Plan. Our compensation philosophy emphasizes equity-based awards because they align the interests of our employees (including our executive officers), non-employee directors, and key advisors with those of our stockholders, encourage long-term retention, and incentivize long-term value creation. To enable the Company to continue offering meaningful equity-based incentives to employees (including our executive officers), non-employee directors, and key advisors, the Board believes that it is both necessary and appropriate to increase the number of shares available for these purposes.
As a result, on July 21, 2023, our Board, on the recommendation of the Compensation Committee, unanimously approved and adopted the A&R Plan, subject to stockholder approval. If approved by stockholders at the Annual Meeting, the A&R Plan will be effective upon such approval (the “Effective Date”). If approved by stockholders, the terms of the A&R Plan will replace the existing terms of the 23andMe Holding Co. 2021 Incentive Equity Plan (the “2021 Plan”), and awards made under the A&R Plan will be made consistent with its terms as amended. If the A&R Plan is not approved by the Company’s stockholders, the 2021 Plan will remain in effect as it existed immediately prior to the Annual Meeting, and awards will continue to be made in accordance with the existing terms thereunder until the 2021 Plan terminates or is superseded.
Explanation of the Determination of the Increase in the Number of Shares Available Under the A&R Plan
The A&R Plan will allow us to grant incentive compensation awards to our employees (including our executive officers), non-employee directors, and key advisors. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain key employees, encourage participants to contribute materially to the growth of the Company, and align the long-term interests of the participants with those of our stockholders. Accordingly, it is important that an appropriate number of shares of stock be authorized for issuance under the A&R Plan.
If this Proposal 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of additional shares of Class A common stock that may be issued under the A&R Plan with respect to awards granted on or after the Effective Date is the sum of  (i) 75,000,000 shares of Class A common stock, (ii) any shares of Class A common stock that remain available for awards under the 2021 Plan as of the Effective Date, and (iii) any shares of Class A common stock subject to outstanding awards under the 2021 Plan as of the Effective Date that are payable in shares and that expire, are forfeited, or are otherwise terminated without having been exercised, vested, or settled in full, or are paid in cash, as applicable, on or after the Effective Date, may be issued with respect to awards under the A&R Plan, subject to adjustment as described below.
When deciding on the number of shares to be available for awards under the A&R Plan, the Board considered a number of factors, including the number of shares currently available under the 2021 Plan, the Company’s past share usage (referred to as “burn rate”),
23andMe Holding Co.	75	2023 Proxy Statement

the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, and the current and future accounting expenses associated with the Company’s equity award practices.
Dilution Analysis
As of July 1, 2023 the Company’s capital structure included 303,953,701 outstanding shares of Class A common stock and 168,084,278 shares of Class B common stock. As of July 1, 2023, 28,663,235 shares of Class A common stock remained available for grant of awards under the 2021 Plan. The proposed share authorization is a request for an additional 75,000,000 shares of Class A common stock to be available for awards under the A&R Plan, subject to adjustment as described below.
The table below shows the Company’s potential dilution (referred to as “overhang”) levels based on the Company’s diluted Class A common stock and the Company’s request for an additional 75,000,000 shares to be available for awards under the A&R Plan. The 75,000,000 additional shares represent approximately 14.5% of diluted shares of Class A common stock and approximately 10.9% of diluted Class A common stock and Class B common stock, as described in the table below. The Board believes that this number of shares under the A&R Plan represents a reasonable amount of potential equity dilution and that equity awards are an important component of the Company’s equity compensation program. References in this Proposal 3 to “diluted” shares are references to the number of outstanding shares held by stockholders, plus the number of shares that have been authorized for issuance pursuant to convertible securities, such as stock options and RSUs.
Potential Overhang with 75,000,000 New Shares
Options Outstanding as of July 1, 2023	68,363,796
Weighted Average Exercise Price of Options Outstanding as of July 1, 2023	$4.12
Weighted Average Remaining Term of Options Outstanding as of July 1, 2023	5.73
Outstanding RSUs under the 2021 Plan as of July 1, 2023	42,629,558
Total Equity Awards Outstanding as of July 1, 2023	110,993,354
Shares Available for Grant under the 2021 Plan as of July 1, 2023	28,663,235
Shares Requested under the A&R Plan	75,000,000
Total Potential Overhang	214,656,589
Shares of Class A Common Stock Outstanding as of July 1, 2023	303,953,701
Shares of Class B Common Stock Outstanding as of July 1, 2023	168,084,278
Diluted Shares of Class A Common Stock	518,610,290
Diluted Shares of Class A Common Stock and Class B Common Stock	686,694,568
Potential Dilution of 75,000,000 Shares as a Percentage of Diluted Class A Common Stock	14.5%
Potential Dilution of 75,000,000 Shares as a Percentage of Diluted Class A Common Stock and Class B Common Stock	10.9%
Expected Share Pool Duration
Based on the Company’s historical equity award practices, the Company estimates that the authorized shares under the A&R Plan may be sufficient to provide the Company with an opportunity to grant equity awards for approximately three years, in amounts determined appropriate by the Committee (as defined below). This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of the Company’s Class A common stock, the mix of cash and equity awards provided as long-term incentive compensation, grant amounts provided by the Company’s competitors, participation levels, hiring activity, and promotions during the next few years.
Burn Rate
The table below sets forth the following information regarding the awards granted under the 2021 Plan: (i) the burn rate for each of the last two fiscal years (since the 2021 Plan became effective on June 16, 2021) and (ii) the average burn rate over the last two fiscal years (since the 2021 Plan became effective on June 16, 2021). The burn rate for a year has been calculated as follows:
•
the number of all RSUs and options granted in the applicable fiscal year divided by

•
the weighted average number of shares of our Class A common stock (and Class B common stock) outstanding for the applicable fiscal year.

23andMe Holding Co.	76	2023 Proxy Statement

Element	Fiscal 2022	Fiscal 2023	Two-Year Average
RSUs Granted	11,943,645	26,940,560	19,442,103
Options Granted	14,968,952	4,866,230	9,917,591
Total Full Value Awards	26,912,597	31,806,790	29,359,694
Weighted Average Number of Shares of Class A Common Stock Outstanding as of March 31, 2023	114,064,921	268,177,185	191,121,053
Weighted Average Number of Shares of Class B Common Stock Outstanding as of March 31, 2023	247,463,198	183,327,192	215,395,195
Burn Rate Class A Common Stock (RSUs and Options Granted)	23.6%	11.9%	15.4%
Burn Rate Class A Common Stock and Class B Common Stock (RSUs and Options Granted)	7.4%	7.0%	7.2%
The burn rate means that we used a two-fiscal-year average of 15.4% (Class A common stock) or of 7.2% (Class A common stock and Class B common stock) of the weighted average shares outstanding for RSUs and options granted over the past two fiscal years under the 2021 Plan.
Summary of the A&R Plan
The following is a summary of the material features of the A&R Plan. This summary is qualified in its entirety by the full text of the A&R Plan, a copy of which is included as Annex A to this proxy statement/consent solicitation statement/prospectus.
Purpose of the A&R Plan
The purpose of the A&R Plan is to attract and retain employees, non-employee directors, and certain consultants and advisors. The A&R Plan provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards. The A&R Plan is intended to provide an incentive to participants to contribute to the Company’s economic success by aligning the economic interests of participants with those of the stockholders of the Company.
Types of Awards
The A&R Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards to employees, non-employee directors, and certain consultants and advisors of the Company or its subsidiaries.
Administration
The A&R Plan will be administered by the Compensation Committee of the Board or another committee appointed by the Board to administer the A&R Plan, and to the extent the Board does not appoint a committee, the Board will serve as the committee (for purposes of this Proposal 3, the “Committee”); provided that any grants to members of the Board must be authorized by a majority of the Board (counting all the Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee (if other than the full Board) must consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Class A common stock is at the time primarily traded. The Committee may delegate authority under the A&R Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, including Section 157(c) of the Delaware General Corporation Law, the Committee may delegate all or part of its authority to the Chief Executive Officer (or if there is none then appointed, the President), as it deems appropriate, with respect to grants to employees or key advisors who are not executive officers under Section 16 of the Exchange Act.
The Committee will have full power and express discretionary authority to administer and interpret the A&R Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements, and instruments for implementing the A&R Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.
Shares Subject to the A&R Plan
If this Proposal 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of additional shares of Class A common stock that may be issued under the A&R Plan with respect to awards granted on or after the Effective Date is the sum
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of  (i) 75,000,000 shares of Class A common stock, (ii) any shares of Class A common stock that remain available for awards under the 2021 Plan as of the Effective Date, and (iii) any shares of Class A common stock subject to outstanding awards under the 2021 Plan as of the Effective Date that are payable in shares and that expire, are forfeited, or are otherwise terminated without having been exercised, vested, or settled in full, or are paid in cash, as applicable, on or after the Effective Date, may be issued with respect to awards under the A&R Plan, subject to adjustment as described below.
The A&R Plan contains an evergreen provision, pursuant to which, commencing with the first business day of each calendar year beginning in 2024, the aggregate number of shares of Class A common stock that may be issued or transferred under the A&R Plan will be increased by a number of shares of Class A common stock equal to (x) 5.0% of the aggregate number of shares of Class A common stock and Class B common stock, taken together, outstanding as of the last day of the immediately preceding calendar year, or (y) such lesser number of shares as may be determined by the Committee.
If any options or SARs expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units, or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares of Class A common stock subject to such awards will again be available for purposes of the A&R Plan. If shares of Class A common stock are surrendered in payment of the exercise price of an option, the number of shares of Class A common stock available for issuance under the A&R will be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the A&R Plan, the number of shares of Class A common stock available for issuance will be reduced only by the net number of shares actually issued by the Company upon such exercise. If shares of Class A common stock are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of Class A common stock under the A&R Plan, the number of shares of Class A common stock available for issuance will be reduced by the net number of shares issued, vested, or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in shares of Class A common stock, any shares of Class A common stock subject to such awards will also be available for future awards. If the Company repurchases shares of Class A common stock on the open market with the proceeds from the exercise price the Company receives from options, the repurchased shares will not be available for issuance under the A&R Plan.
Individual Limits for Non-Employee Directors
The maximum aggregate value of shares of Class A common stock granted to any non-employee director in any one fiscal year, taken together with any cash fees earned by such non-employee director for services rendered during the fiscal year, shall not exceed $400,000 in total value; provided, however, that with respect to the fiscal year during which a non-employee director is first appointed or elected to the Board, the maximum aggregate value of shares of Class A common stock granted to such non-employee director, taken together with any cash fees earned by such non-employee director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period. For purposes of this limit, the value of such grants shall be the dollar amount of the grant as calculated pursuant to the Amended and Restated Outside Director Compensation Policy.
Adjustments
In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting Class A common stock, the Committee will make adjustments as it deems appropriate in the maximum number of shares of Class A common stock reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the A&R Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate.
Eligibility and Vesting
All of the employees and non-employee directors of the Company will be eligible to receive grants under the A&R Plan. In addition, key advisors who perform certain services for the Company may receive grants under the A&R Plan. The Committee will (i) select the employees, non-employee directors, and key advisors to receive grants and (ii) determine the number of shares of Class A common stock subject to a particular grant and the vesting and exercisability terms of awards granted under the A&R Plan. As of July 1, 2023,
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approximately 714 employees (including four executive officers), eight non-employee directors, and 12 key advisors would be eligible to participate in the A&R Plan.
Options
Under the A&R Plan, the Committee will determine the exercise price of the options granted and may grant options to purchase shares of Class A common stock in such amounts as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to employees. Anyone eligible to participate in the A&R Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the A&R Plan cannot be less than the fair market value of a share of Class A common stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder of the total combined voting power of all classes of the Company’s stock (a “10% stockholder”), the exercise price cannot be less than 110% of the fair market value of a share of Class A common stock on the date the option is granted.
The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the Committee, the exercise price may be paid: by the surrender of shares of Class A common stock with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of Class A common stock subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.
The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Class A common stock under the Company’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.
Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock Awards
Under the A&R Plan, the Committee may grant stock awards. A stock award is an award of Class A common stock that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to stock awards that vest based on performance shall vest if and to the extent that the underlying stock award vests, as determined by the Committee. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.
Stock Units
Under the A&R Plan, the Committee may grant stock units to anyone eligible to participate in the A&R Plan. Stock units represent hypothetical shares of Class A common stock. Stock units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, shares of Class A common stock, or a combination thereof, as determined by the Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.
Stock Appreciation Rights
Under the A&R Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time
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thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of Class A common stock as of the date of grant.
If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period shall not exceed the number of shares of Class A common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of shares of Class A common stock. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying Class A common stock over the base amount of the SAR. The appreciation of a SAR will be paid in shares of Class A common stock, cash, or both.
The term of a SAR cannot exceed ten years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Class A common stock under the Company’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.
Other Stock-Based Awards
Under the A&R Plan, the Committee may grant other types of awards that are based on, or measured by, Class A common stock, and granted to anyone eligible to participate in the A&R Plan. The Committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of Class A common stock or a combination of the two, as determined by the Committee.
Dividend Equivalents
Under the A&R Plan, the Committee may grant dividend equivalents in connection with grants of stock units or other stock-based awards made under the A&R Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash or shares of Class A common stock. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to stock units or other stock-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid as determined by the Committee.
Change of Control
If the Company experiences a change of control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms, by the surviving corporation (or a parent or subsidiary of the surviving corporation).
If there is a change of control and all outstanding grants are not assumed, or replaced with grants that have comparable terms, by the surviving corporation, the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or a combination thereof) without the consent of any participant:
•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, and dividend equivalents immediately lapse;

•
pay participants, in an amount and form determined by the Committee, in settlement of outstanding stock units or dividend equivalents;

•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or shares of Class A common stock, equal to the difference between the exercise price and the fair market value of the underlying

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shares of Class A common stock; provided, however, that if the per share fair market value of Class A common stock does not exceed the per share stock option exercise price or SARs base amount, as applicable, the Company will not be required to make any payment to the participant upon surrender of the stock option or SAR and shall have the right to cancel any such option or SAR for no consideration; or
•
after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change of control under the A&R Plan occurs if:
•
a person, entity, or affiliated group, with certain exceptions, acquires more than 50% of the then-outstanding voting securities;

•
the Company merges into another entity unless the holders of voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•
the Company merges into another entity and the members of the Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

•
the Company sells or disposes of all or substantially all of its assets;

•
the Company consummates a complete liquidation or dissolution; or

•
a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Notwithstanding the foregoing, a change of control shall not be deemed to occur if a person becomes a beneficial owner of securities of the Company representing more than 50% of the voting power of the then-outstanding securities of the Company solely as the result of an election by another person to convert their shares of Class B common stock to shares of Class A common stock.
Deferrals
The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of Class A common stock that would otherwise be due to the participant in connection with a grant under the A&R Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.
Withholding
All grants under the A&R Plan are subject to applicable U.S. federal (including FICA), state, and local, foreign, or other tax withholding requirements. The Company may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or the Company may deduct from other wages and compensation paid by the Company the amount of any withholding taxes due with respect to such grant.
The Committee may permit or require that tax withholding obligation with respect to grants paid in Class A common stock be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state, and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.
Transferability
Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options for no consideration to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.
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Amendment; Termination
The Board may amend or terminate the A&R Plan at any time, except that the Company’s stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with stockholder approval, the A&R Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the A&R Plan.
Stockholder Approval
Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger, a consolidation, and a spin-off, stockholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a share of Class A common stock, in exchange for cash or other securities, each as applicable.
Establishment of Sub-Plans
The Board may, from time to time, establish one or more sub-plans under the A&R Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. The Board may establish such sub-plans by adopting supplements to the A&R Plan setting forth limitations on the Committee’s discretion and such additional terms and conditions not otherwise inconsistent with the A&R Plan as the Board deems necessary or desirable. All such supplements will be deemed part of the A&R Plan, but each supplement will only apply to participants within the affected jurisdiction, and the Company will not be required to provide copies of any supplement to such unaffected participants.
Clawback
Subject to applicable law, the Committee may provide in any grant instrument that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause (as defined in the A&R Plan) either while employed by, or providing services to, the Company or within a specified period of time thereafter, all grants held by the participant will terminate, and the Company may rescind any exercise of an option or SAR and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the Committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or SAR or the vesting and payment of any other grants; or

•
if the participant no longer owns the shares, the participant must pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The Committee may also provide for clawbacks pursuant to a clawback policy, which the Board may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the Committee. The Company will be entitled to set off against the amount of any such payment any amounts that the Company otherwise owes to the participant.
Performance Measures
Under the A&R Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of Class A common stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. One or more of the following business criteria for the Company may be used by the Committee in establishing performance measures under the A&R Plan: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization, and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization, and net earnings); earnings per share; growth in earnings or earnings
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per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense-to-revenue ratio; income, net income, or adjusted net income; operating income, net operating income, adjusted operating income, or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals; litigation and regulatory resolution goals; other operational, regulatory, or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; achievement of objective or subjective metrics relating to information technology and/or cybersecurity; improvement in workforce diversity or other efforts to achieve diversity, equity, and inclusion; achievement of environmental, social, and governance and/or sustainability objectives; compliance requirements and compliance relief; safety goals; productivity goals; goals relating to human capital management, including, without limitation, workforce management and succession planning; economic value added (including typical adjustments consistently applied from GAAP required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction, or staff development; development or marketing collaborations, formations of joint ventures or partnerships, or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals applicable to a Grant shall be determined by the Committee and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments, or individual employees. Relative performance may be measured against a group of peer companies, a financial market index, or other objective and quantifiable indices.
Summary of U.S. Federal Income Tax Consequences
The following is a summary of certain U.S. federal income tax consequences of awards under the A&R Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
Options
An optionee generally will not recognize taxable income upon the grant of a non-qualified option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee), depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of  (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.
Stock Awards
A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk
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of forfeiture” (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Stock Units
In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
Stock Appreciation Rights
A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant), depending upon the length of time such shares were held by the participant.
Other Awards
With respect to other stock-based awards granted under the A&R Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
New Plan Benefits
The Committee has not granted any awards under the A&R Plan that are subject to stockholder approval of the A&R Plan. Participation and the types of awards under the A&R Plan are subject to the discretion of the Committee, consistent with the terms and limitations of the A&R Plan, and as a result, the benefits or amounts that will be received by any participant or groups of participants under the A&R Plan are not currently determinable.
YOUR VOTE IS IMPORTANT	The Board unanimously recommends that you vote FOR the Amendment and Restatement of the 2021 23andMe Holding Co. Incentive Equity Plan.
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Equity Compensation Plan Information
The following table provides information as of March 31, 2023, regarding shares of our Class A common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted-average exercise price of, outstanding options, warrants, and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	94,613,318	$4.20	72,271,484
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	94,613,318	$4.20	72,271,484

(1)
Consists of the 2021 Plan and 2021 Employee Stock Purchase Plan. Amounts in column (a) include stock options and unvested restricted stock units.

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Audit Committee Matters
REPORT OF THE AUDIT COMMITTEE FOR FISCAL 2023

The management of 23andMe Holding Co. (the “Company,” “we,” “us,” or “our”) is responsible for our internal controls and preparing our consolidated financial statements. Our independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of the consolidated financial statements and issuing a report thereon. KPMG’s audit is performed in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) is responsible for overseeing the conduct of these activities. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on representations made by our management and our independent registered public accounting firm.
In the performance of the Audit Committee’s oversight function, the Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended March 31, 2023. The Audit Committee has met with KPMG with and without management present and has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB, including matters relating to the conduct of the audit under PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding the independent registered accounting firm’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence.
Based on its review of the audited consolidated financial statements and discussions with management and KPMG referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements for the fiscal year ended March 31, 2023, in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
This report has been furnished by the Audit Committee of the Board of Directors.
Peter Taylor, Chair
Roelof Botha
Patrick Chung
The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.
CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

As previously disclosed in a Current Report on Form 8-K, filed with the SEC on June 21, 2021 (the “June 2021 Form 8-K”), on June 16, 2021, the Audit Committee approved a resolution appointing KPMG as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending March 31, 2022. KPMG served as the independent registered public accounting firm of 23andMe, Inc. prior to the Business Combination. Accordingly, WithumSmith + Brown, PC (“Withum”), VGAC’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by KPMG as the Company’s independent registered public accounting firm.
The report of Withum on VGAC’s financial statements for the fiscal year ended December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.
During VGAC’s fiscal year ended December 31, 2020, and the subsequent interim period through June 16, 2021, there were no disagreements between VGAC and Withum on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on VGAC’s financial statements for such year.
On May 3, 2021, VGAC filed an Annual Report on Form 10-K/A (Amendment No. 1) to amend its Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the SEC on March 24, 2021, to restate its financial statements as of
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December 31, 2020, and for the period from February 19, 2020 (inception) through December 31, 2020 (the “Restatement”). On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC issued a public statement titled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Public Statement”), which discusses accounting for certain warrants as liabilities. VGAC previously accounted for its warrants as equity instruments. VGAC’s management evaluated its warrants against the Public Statement and determined that the warrants should be accounted for as liabilities. Accordingly, VGAC’s financial statements as of December 31, 2020, were restated to correct the accounting and related disclosure for the warrants. In connection with the Restatement, VGAC’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the Restatement. As a result of that reassessment, VGAC’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting related to the classification of VGAC’s warrants.
Other than the Restatement and the material weakness, during VGAC’s fiscal year ended December 31, 2020, and the subsequent interim period through June 16, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
The Company provided Withum with a copy of the foregoing disclosures and requested that Withum furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by 23andMe set forth above. A copy of Withum’s letter, dated on June 17, 2021, was filed as an exhibit to the June 2021 Form 8-K.
During the fiscal year ended March 31, 2021, and the subsequent interim periods through June 16, 2021, neither 23andMe, nor any party on behalf of 23andMe, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to 23andMe’s consolidated financial statements, and no written report or oral advice was provided to 23andMe by KPMG that was an important factor considered by 23andMe in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
AUDIT FEES AND SERVICES

Fees billed for services rendered by KPMG for each of Fiscal 2023 and Fiscal 2022 were as follows:
Type of Service	Fiscal 2023 ($)	Fiscal 2022 ($)
Audit Fees(1)	4,125,800	2,189,709
Audit-Related Fees(2)	10,000	50,000
Tax Fees	—	—
All Other Fees	—	—
Total	4,135,800	2,239,709

(1)
Audit fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements for the Fiscal Years 2023 and 2022, respectively.

(2)
Audit-related fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported under “Audit Fees.”

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PRE-APPROVAL POLICIES AND PROCEDURES

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval procedures described below.
From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
All of the services rendered by KPMG to the Company and our subsidiaries during Fiscal 2023 were pre-approved by our Audit Committee.
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PROPOSAL 4
Ratification of Independent Registered Public Accounting Firm for Fiscal 2024
The Audit Committee annually evaluates the selection of our independent registered public accounting firm and has reappointed KPMG as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company and its subsidiaries for Fiscal 2024.
In deciding whether to retain our current independent registered public accounting firm or engage a different independent registered public accounting firm, our Audit Committee reviews the Company’s current independent registered public accounting firm’s qualifications, performance, and independence in accordance with regulatory requirements and guidelines.
Although the Company’s governing documents do not require the submission of KPMG’s appointment to the Company’s stockholders for ratification, the Company believes that soliciting stockholders’ input is a matter of good corporate governance. If the appointment of KPMG is not ratified, our Audit Committee may reconsider the appointment; however, the Audit Committee will not be obligated to change or retain a different independent registered public accounting firm. Even if KPMG’s appointment is ratified, the Audit Committee may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of KPMG are expected to be present by virtual participation at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.
YOUR VOTE IS IMPORTANT	The Board unanimously recommends that you vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for Fiscal 2024.
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Stockholder Proposals and Nominations for 2024 Annual Meeting
Any stockholder seeking to present a proposal pursuant to Exchange Act Rule 14a-8 to be considered for inclusion in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must submit the proposal in accordance with Exchange Act Rule 14a-8 and deliver it to the address set forth below on or before March 29, 2024. Only those proposals that comply with the requirements of Exchange Act Rule 14a-8 will be included in the Company’s proxy statement for the 2024 Annual Meeting. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.
Stockholders seeking to bring business before the 2024 Annual Meeting outside of Exchange Act Rule 14a-8, or to nominate candidates for election as directors at the 2024 Annual Meeting, must provide timely written notice to the Company and comply with certain other requirements specified in our Bylaws. The notice of a proposing stockholder and nominations for election as directors must be in writing and received by our Corporate Secretary, at the address set forth below, not less than 90 days or more than 120 days prior to the anniversary date of the Annual Meeting. As a result, notices with respect to proposed business outside of Exchange Act Rule 14a-8, or nominations for election as directors, for the 2024 Annual Meeting must be received no earlier than the close of business on May 9, 2024 and not later than the close of business on June 8, 2024. Additionally, notices of proposing stockholders and nominations for election as directors must contain all required information set forth in our Bylaws.
All notices or nominations discussed above should be mailed to our Corporate Secretary at 349 Oyster Point Boulevard, South San Francisco, California 94080.
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Additional Information About Our Annual Meeting and Voting
When will the Annual Meeting be held?
The Annual Meeting will be held virtually via a live webcast on Wednesday, September 6, 2023, at 8:30 a.m., Pacific Time.
Why am I being provided with access to this Proxy Statement?
We are required by the SEC to give you, or provide you access to, this Proxy Statement, because the Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.
What is a proxy?
A proxy is your designation of another person to vote shares of common stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy, a form of proxy, or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. Steven Schoch and Kathy Hibbs have been designated on behalf of the Board as the proxies to cast the vote of the Company’s stockholders at the Annual Meeting.
What are the voting requirements for the proposals to be acted upon at the Annual Meeting and discussed in this Proxy Statement?
The Company is incorporated in the State of Delaware and our shares are listed on Nasdaq. As a result, the Delaware General Corporation Law (“DGCL”) and Nasdaq listing rules govern the voting standards applicable to actions taken by our stockholders.
Under our Bylaws:
•
the election of directors is determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon; and

•
all other matters presented to the stockholders at a meeting at which a quorum is present are determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

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Please see the below chart for a summary of the required votes, as well as the impacts of abstentions and broker non-votes, for Proposals 1, 2, 3, and 4 as set forth below:
Proposal		Voting Standard	Effect of Abstentions/ Withholds	Effect of Broker Non- Votes
1	Elect the three Class II director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	Plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	No effect(1)	No effect
2	A non-binding, advisory vote on the Fiscal 2023 compensation of our named executive officers (“Say-on-Pay”)(2)	Majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	No effect	No effect
3	Approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan to, among other things, increase the number of shares authorized for issuance thereunder	Majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	No effect	No effect
4	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	Majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	No effect	Not applicable(3)

(1)
You may vote FOR all of the director nominees, WITHHOLD your vote from all of the director nominees, or WITHHOLD your vote from any of the director nominees.

(2)
As an advisory vote, the proposal to approve executive compensation is not binding upon the Company, but the Board and our Compensation Committee will give careful consideration to the results of voting on this proposal.

(3)
Under New York Stock Exchange (“NYSE”) rules, Proposal 4 is considered a “routine” proposal on which brokers are permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. Proposals 1, 2, and 3 are not considered to be routine matters and brokers will not be entitled to vote thereon unless beneficial owners provide voting instructions.

What are the Board’s recommendations for the proposals to be acted upon at the Annual Meeting and how will my shares be voted?
Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions you give. If no instructions are given (except in the case of broker non-votes), the persons named as proxies will vote the shares of common stock in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. The Board’s recommendations are summarized in the table below.
Proposal		Board Vote Recommendation	For More Information, See Page
1	Elect the three Class II director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	FOR each director nominee	10
2	A non-binding, advisory vote on the Fiscal 2023 compensation of our named executive officers (“Say-on-Pay”)	ONE YEAR	39
3	Approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan to, among other things, increase the number of shares authorized for issuance thereunder	FOR	75
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Proposal		Board Vote Recommendation	For More Information, See Page
4	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	FOR	89
Who can vote at the Annual Meeting?
Only holders of shares of the Company’s Class A common stock and Class B common stock of record at the close of business on July 10, 2023, or such stockholders’ proxies, are entitled to receive notice of, and vote at, the Annual Meeting. At the close of business on July 10, 2023, there were 303,997,143 shares of Class A common stock and 168,084,278 shares of Class B common stock outstanding and entitled to vote. There are no other voting securities of the Company outstanding. Holders of shares of Class A common stock as of the record date are entitled to one vote per share. Holders of shares of Class B common stock as of the record date are entitled to ten votes per share.
How do I attend the Annual Meeting?
You can attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ME2023 and entering a valid 16-digit control number. Only validated stockholders may virtually attend the Annual Meeting. If you are the holder of record, your control number can be found on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials). If your shares are held by a broker, bank, or other holder of record in “street name,” you must contact your broker for instructions to access the meeting.
The live webcast of the Annual Meeting will begin promptly at 8:30 a.m., Pacific Time, on Wednesday, September 6, 2023. We encourage you to access the meeting prior to the start time, leaving ample time for the check-in. Please follow the registration instructions as outlined in this Proxy Statement. Help and technical support for accessing and participating in the virtual meeting will be available by following the instructions on the virtual meeting website.
Once you have entered the meeting website, you will be able to examine our list of stockholders, submit your questions, and vote your shares online during the Annual Meeting.
During the live Q&A session of the meeting, our CEO will answer questions submitted by stockholders participating in the virtual meeting, as time permits. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the chair of the meeting may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters or to edit profanity or other inappropriate language. Questions regarding personal matters or matters not relevant to meeting matters will not be answered. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. By virtually attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting.
You do not need to virtually attend the Annual Meeting to vote. Even if you plan to virtually attend the Annual Meeting, please submit your vote in advance as instructed in this Proxy Statement.
What is a Notice of Internet Availability of Proxy Materials?
In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report, by providing access to such documents over the Internet. Generally, stockholders will not receive printed copies of the proxy materials unless they request them.
We began mailing a Notice of Internet Availability of Proxy Materials on or about July 27, 2023, to holders of record of shares of our common stock of the Company as of the close of business on July 10, 2023. At the same time, we provided those stockholders
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with access to our online proxy materials and filed our proxy materials with the SEC. The Notice of Internet Availability of Proxy Materials contains information on how to access the Notice of Annual Meeting of Stockholders, the Proxy Statement, the form of proxy, and our Annual Report over the Internet, as well as instructions on how to request a paper or e-mail copy of the proxy materials. Registered stockholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such materials.
The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote.
A notice that directs beneficial owners of our shares to the website where they can access our proxy materials is to be forwarded to each beneficial stockholder by the brokerage firm, bank, or other holder of record that is considered the registered owner with respect to the shares of the beneficial stockholder. Such brokerage firm, bank, or other holder of record is to also provide each beneficial owner of our shares with instructions on how the beneficial stockholder may request a paper or e-mail copy of our proxy materials.
To enroll in the electronic delivery service for future stockholder meetings, use your Notice of Internet Availability of Proxy Materials (or proxy card, if you received printed copies of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
What is the difference between holding shares as a holder of record and as a beneficial owner?
If, at the close of business on July 10, 2023, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“CST”), you are considered a holder of record (or the registered stockholder) with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As a holder of record, you may vote your shares electronically at the Annual Meeting or by proxy.
If, at the close of business on July 10, 2023, your shares were held in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and a notice directing you to the website where you can access our proxy materials is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization how to vote the shares in your account. If that organization is not given specific direction, shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting other than the ratification of the appointment of the Company’s independent registered public accounting firm. Please direct your broker how to vote your shares following the instructions provided by your broker.
How do I vote my shares?
If you are a registered stockholder (i.e., you hold your shares of record), you may vote your shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold shares beneficially through a brokerage firm, bank, or other nominee instead of as the registered holder — beneficial holders should follow the voting instructions provided by their respective nominees):
•
Over the Internet. Go to www.proxyvote.com.

Have available the 16-digit control number that is printed in the box on your Notice of Internet Availability of Proxy Materials (or proxy card if you requested a printed copy of the proxy materials), visit www.proxyvote.com, and follow the instructions prompted on the website. You can submit your voting instructions electronically up until 11:59 p.m., Eastern Daylight Time, on September 5, 2023.
•
By telephone. Call 1-800-690-6903.

Have available the 16-digit control number that is printed in the box on your Notice of Internet Availability of Proxy Materials (or proxy card if you requested a printed copy of the proxy materials), call 1-800-690-6903, and follow the instructions prompted on the call. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 5, 2023.
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•
By mail.

If you received a printed copy of the proxy materials, you may submit your vote by completing, signing, dating, and mailing your proxy card and returning it in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than September 5, 2023, to be voted at the Annual Meeting.
•
During the Annual Meeting. Visit www.virtualshareholdermeeting.com/ME2023.

Registered stockholders may attend the Annual Meeting via the Internet and vote electronically during the Annual Meeting. Have available the 16-digit control number that is printed in the box on your Notice of Internet Availability of Proxy Materials (or proxy card if you requested a printed copy of the proxy materials) when you access the website and follow the instructions to vote during the Annual Meeting.
If I am a stockholder holding shares in “street name,” how do I vote?
If you hold your shares in “street name” with a brokerage firm, bank, or other nominee, the holder of record will send you instructions as to how to instruct the holder of record to vote your shares. Your broker is permitted to vote your shares with respect to the “routine” proposal to ratify the appointment of the Company’s independent registered public accounting firm without your instruction as to how to vote. Your broker will not be permitted to vote your shares with respect to any of the other proposals at the Annual Meeting without your instructions as to how to vote.
If you hold your shares in “street name,” you should have received a Notice of Internet Availability of Proxy Materials or voting instructions from the brokerage firm, bank, or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability of Proxy Materials or voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or other nominee.
What is a “broker non-vote”?
A “broker non-vote” occurs when a stockholder holds shares of common stock in “street name” through a broker or similar organization, and the stockholder does not provide the broker or other organization with instructions within the required timeframe before the Annual Meeting as to how to vote the shares on “non-routine” matters. The only proposal this year which is considered “routine” is the ratification of the appointment of the Company’s independent registered public accounting firm. Under the NYSE rules, your broker cannot vote your shares on non-routine matters unless your broker receives instructions from you as to how to vote.
How can I revoke my proxy or change my vote?
If you are a registered stockholder, you can revoke your proxy at any time before it is actually voted at the Annual Meeting by:
•
Signing and returning a new proxy card with a later date — only your latest-dated proxy card received by September 5, 2023, will be counted;

•
Submitting a later-dated vote by telephone or over the Internet — only your latest telephone or Internet proxy received by 11:59 p.m., Eastern Daylight Time, on September 5, 2023, will be counted;

•
Participating in the Annual Meeting via the meeting website and voting online during the Annual Meeting; or

•
Delivering a written revocation to our Corporate Secretary at 349 Oyster Point Boulevard, South San Francisco, California 94080, to be received no later than September 5, 2023.

If you hold your shares in “street name,” you must contact the broker or other nominee holding your shares and follow the instructions of the broker or other nominee for revoking or changing your vote.
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How will my shares be voted on other matters not included in this proxy statement that may be presented to the Annual Meeting?
Since no stockholder has indicated an intention to present any matter not included in this proxy statement at the Annual Meeting, in accordance with the advance notice provision in the Company’s Bylaws, the Board is not aware of any other proposals to be presented at the Annual Meeting. If another proposal is properly presented, the persons named as proxies will vote your returned proxy in their discretion.
What if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
This means that you have multiple accounts holding shares of common stock. These may include accounts with our transfer agent, accounts with a broker, bank, or other holder of record. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on each Notice of Internet Availability of Proxy Materials or proxy card to ensure that all of your shares are voted.
Who is paying for the cost of this proxy solicitation?
This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Internet Availability of Proxy Materials (or, if applicable, paper copies of this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card, and our Annual Report) to registered stockholders as of the close of business on July 10, 2023, the brokers, banks, and other nominees holding our shares for beneficial owners must provide a notice as to where the beneficial owners can access our proxy materials to the beneficial owners for whom they hold our shares in order that such shares may be voted. Solicitation may also be made by our directors, officers, and select other Company employees in person, by telephone, by email, by text message, or by other means of communication. Directors, officers, and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation.
The Company will reimburse brokerage firms, banks, and other custodians, fiduciaries, and nominees who are record holders of shares of common stock not beneficially owned by them for their reasonable costs in sending proxy materials to stockholders who beneficially own our shares. The Company will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees, which may be charged to stockholders.
What is householding?
In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to send: (i) a single annual report (including our Annual Report) and/or a single proxy statement or (ii) a single Notice of Internet Availability of Proxy Materials to multiple registered stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. A registered stockholder at a shared address may call Broadridge toll free at 1-866-540-7095, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, in order to: (i) request additional copies of this Proxy Statement, our Annual Report, or the Notice of Internet Availability of Proxy Materials; (ii) notify the Company that such registered stockholder wishes to receive a separate annual report (including our Annual Report) to stockholders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future; or (iii) notify the Company that such registered stockholders sharing an address wish to receive a single annual report (including our Annual Report) to stockholders, proxy statement, or Notice of Internet Availability of Proxy Materials, if such stockholders are currently receiving multiple copies. If you hold shares of common stock in “street name,” you may revoke your consent to householding by notifying your broker.
Are there any cumulative voting rights in the election of directors?
No.
What constitutes a quorum to hold and transact business at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting are virtually
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present at the Annual Meeting or represented by proxy. On July 10, 2023, the record date, there were 303,997,143 shares Class A common stock and 168,084,278 shares of Class B common stock outstanding and entitled to vote.
If you are a registered stockholder and submit a proxy, your shares of common stock will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy. If your shares of common stock are held in the name of your broker or other nominee and you do not instruct your broker or other nominee how to vote your shares of common stock, these shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker or other nominee submits a proxy.
How many votes do I have?
Holders of shares of Class A common stock as of the record date are entitled to one vote per share. Holders of shares of Class B common stock as of the record date are entitled to ten votes per share.
How are votes tabulated?
The results of stockholder voting will be tabulated by the inspector of election appointed for the Annual Meeting.
What happens if the Annual Meeting is postponed or adjourned?
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
What should I do if I require technical support during the Annual Meeting?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided on the meeting website log-in page.
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Other Matters
As of the date of this Proxy Statement, the Board knows of no matter that will be presented for action by the stockholders at the Annual Meeting other than those matters discussed in this Proxy Statement. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the individuals acting under the proxies solicited by the Board will vote and act, according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.
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ANNEX A
23ANDME HOLDING CO.
AMENDED AND RESTATED 2021 INCENTIVE EQUITY PLAN
Effective as of the Restated Effective Date (as defined below), the 23andMe Holding Co. 2021 Incentive Equity Plan (as in effect from time to time, the “Plan”) is hereby amended and restated as set forth below.
The purpose of the Plan is to provide employees, certain consultants and advisors, and the non-employee members of the Board of Directors of 23andMe Holding Co., a Delaware corporation formerly known as VG Acquisition Corp. (together with its successors, the “Company”), and its subsidiaries, with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards.
The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.
The Plan was originally effective as of the Effective Date. The Plan as amended and restated herein shall apply to all Grants (as defined below) made under the Plan before, on or after the Restated Effective Date.
Section 1.   Definitions
The following terms has the meanings set forth below for purposes of the Plan:
(a)   “409A” means Section 409A of the Code.
(b)   “10% Stockholder” has the meaning given to that term in Section 6(b)(i).
(c)   “Board” means the Board of Directors of the Company.
(d)   “Cause” has the meaning given to that term in any written employment agreement, offer letter, or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, Cause means a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony, or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment, or confidentiality agreement between the Participant and the Employer, or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.
(e)   “CEO” means the Chief Executive Officer of the Company (or if there is none then appointed, the President of the Company).
(f)   Unless otherwise set forth in a Grant Instrument, a “Change of Control” shall be deemed to have occurred if:
(i)   Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then-outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a direct or indirect subsidiary of another Person and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than 50% of the voting power of the then outstanding securities of such other Person; and provided further, that a Change of Control shall not be deemed to occur if a Person becomes a beneficial owner of securities of the Company representing more than 50% of the voting power of the then-outstanding securities of the Company solely as the result of an election by another Person to convert their shares of Class B Stock to shares of Class A Stock.
(ii)   The consummation of  (A) a merger or consolidation of the Company with another Person where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not
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beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Company.
(iii)   A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
(iv)   The consummation of a complete dissolution or liquidation of the Company.
(g)   The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with 409A or otherwise. Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to 409A and the Grant provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i)  – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under 409A. “Class A Stock” means the Class A common stock, par value $0.0001 per share, of the Company.
(h)   “Class B Stock” means the Class B common stock, par value $0.0001 per share, of the Company.
(i)   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(j)   “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. To the extent the Board does not appoint a committee, the Board can serve as the Committee. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Class A Stock is at the time primarily traded.
(k)   “Disability” or “Disabled” means, unless otherwise set forth in the Grant Instrument, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant.
(l)   “Dividend Equivalent” means an amount determined by multiplying the number of shares of Class A Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding shares of Class A Stock, or the per-share Fair Market Value of any dividend paid on its outstanding shares of Class A Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(m)   “Effective Date” means the effective date of the consummation of the merger contemplated by the Merger Agreement, subject to approval of the Plan by the stockholders of the Company.
(n)   “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agencies, or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(o)   “Employed by, or providing service to, the Employer” means employment or service as an Employee, Key Advisor, or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be any of an Employee, Key Advisor, or member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary
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of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.
(p)   “Employer” means the Company and its subsidiaries.
(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)   “Exercise Price” means the per share price at which shares of Class A Stock may be purchased under an Option, as designated by the Committee.
(s)   “Fair Market Value” means:
(i)   For so long as the Class A Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Class A Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Class A Stock is not principally traded on any such exchange, the last reported sale price of a share of Class A Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)   If the Class A Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(t)   “FICA” means the Federal Insurance Contributions Act.
(u)   “GAAP” means United States generally accepted accounting principles.
(v)   “Grant” means an Option, SAR, Stock Award, Stock Unit, or Other Stock-Based Award granted under the Plan.
(w)   “Grant Instrument” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.
(x)   “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.
(y)   “Key Advisor” means a consultant or advisor of the Employer.
(z)   “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of February 4, 2021, by and among the Company, Chrome Merger Sub, Inc., a Delaware corporation, and 23andMe, Inc., Delaware corporation, as amended by that certain First Amendment to Agreement and Plan of Merger, dated February 13, 2021, and that certain Second Amendment to Agreement and Plan of Merger, dated March 25, 2021.
(aa)   “Non-Employee Director” means a member of the Board who is not an Employee.
(bb)   “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code (including, without limitation, any portion of an Incentive Stock Option that exceeds the limitation set forth in Section 422(d) of the Code, as provided in Section 6(h)).
(cc)   “Option” means an option to purchase shares of Class A Stock, as described in Section 6.
(dd)   “Other Stock-Based Award” means any Grant based on, measured by or payable in shares of Class A Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.
(ee)   “Participant” means an Employee, Key Advisor, or Non-Employee Director designated by the Committee to participate in the Plan.
(ff)   “Performance Goals” means performance goals that may include, but are not limited to, one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization, and charges for stock-based compensation, earnings before interest,
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taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization, and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income, or adjusted net income; operating income, net operating income, adjusted operating income, or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals; litigation and regulatory resolution goals; other operational, regulatory, or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; achievement of objective or subjective metrics relating to information technology and/or cybersecurity; improvement in workforce diversity or other efforts to achieve diversity, equity, and inclusion; achievement of environmental, social, and governance and/or sustainability objectives; compliance requirements and compliance relief; safety goals; productivity goals; goals relating to human capital management, including, without limitation, workforce management and succession planning ; economic value added (including typical adjustments consistently applied from GAAP required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction, or staff development; development or marketing collaborations, formations of joint ventures or partnerships, or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals applicable to a Grant shall be determined by the Committee and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments, or individual employees. Relative performance may be measured against a group of peer companies, a financial market index, or other objective and quantifiable indices.
(gg)   “Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority, or other legal entity of any nature whatsoever.
(hh)   “Restated Effective Date” shall mean the date on which this amended and restated Plan is approved by the stockholders of the Company.
(ii)   “Restriction Period” has the meaning given to that term in Section 7(a).
(jj)   “SAR” means a stock appreciation right, as described in Section 9.
(kk)   “Stock Award” means an award of shares of Class A Stock, as described in Section 7.
(ll)   “Stock Unit” means an award of a phantom unit representing a share of Class A Stock, as described in Section 8.
(mm)   “Substitute Awards” has the meaning given to that term in Section 4(c).
Section 2.   Administration
(a)   Committee.   The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by a majority of the Board (counting all Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder in any individual instance (without any need for any formal assumption of authority from the Committee). To the extent that the Board, a subcommittee, or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.
(b)   Delegation to CEO.   Subject to compliance with applicable law and applicable stock exchange requirements, including Section 157(c) of the Delaware General Corporation Law, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Key Advisors who are not executive officers under Section 16 of the Exchange Act.
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(c)   Committee Authority.   The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size, terms, and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Grant, subject to the provisions of Section 17 below, (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Grants under the Plan, and (vii) deal with any other matters arising under the Plan.
(d)   Committee Determinations.   The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)   Indemnification.   No member of the Committee or the Board, and no employee of the Company or a subsidiary shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
Section 3.   Grants
Grants under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9, and Other Stock-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.
Section 4.   Shares Subject to the Plan
(a)   Shares Authorized.   Subject to adjustment as described below in Section 4(b) and Section 4(e) below, the aggregate number of shares of Class A Stock that may be issued or transferred under the Plan shall be [          ]1 shares of Class A Stock. The aggregate number of shares of Class A Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 97,000,000 shares of Class A Stock. Commencing with the first business day of each calendar year beginning in 2024, the aggregate number of shares of Class A Stock that may be issued or transferred under the Plan shall be increased by a number equal to (x) 5.0% of the aggregate number of shares of Class A Stock and Class B Stock, taken together, outstanding as of the last day of the immediately preceding calendar year or (y) such lesser number of shares of Class A Stock as may be determined by the Committee.
(b)   Source of Shares; Share Counting.   Shares issued or transferred under the Plan may be authorized but unissued shares of Class A Stock or reacquired shares of Class A Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any Stock Awards, Stock Units, or Other Stock-Based Awards are forfeited, terminated, or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. If

1
Note to Draft: To be equal to the number of new shares being added to the plan pool (i.e., 75,000,000 shares) plus the number of shares that remain available for issuance under the 2021 Plan as of the Restated Effective Date.

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shares of Class A Stock otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of shares of Class A Stock available for issuance under the Plan shall be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any SAR under the Plan, the number of shares of Class A Stock available for issuance under the Plan shall be reduced by only by the net number of shares actually issued by the Company upon such exercise. If shares of Class A Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting, or exercise of any Grant or the issuance of shares of Class A Stock thereunder, then the number of shares of Class A Stock available for issuance under the Plan shall be reduced by the net number of shares issued, vested, or exercised under such Grant, calculated in each instance after payment of such share withholding. To the extent any Grants are paid in cash, and not in shares of Class A Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such shares may not again be made available for issuance under the Plan.
(c)   Substitute Awards.   Shares issued or transferred under Grants made pursuant to an assumption, substitution, or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Class A Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)   Individual Limits for Non-Employee Directors.   Subject to adjustment as described below in (e), the maximum aggregate value of shares of Class A Stock subject to Grants granted to any Non-Employee Director during any fiscal year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the fiscal year, shall not exceed $400,000 in total value; provided, however, that with respect to the fiscal year during which the Non-Employee Director is first appointed or elected to the Board, the maximum aggregate value of shares of Class A Stock granted to such Non-Employee Director during the initial annual period, taken together with any cash fees earned by such Non-Employee Director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period. For purposes of this limit, the value of such Grants shall be the dollar amount of the grant as calculated pursuant to the Amended and Restated Outside Director Compensation Policy.
(e)   Adjustments.   If there is any change in the number or kind of shares of Class A Stock outstanding by reason of  (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization, or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding shares of Class A Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Class A Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Class A Stock available for issuance under the Plan, the maximum amount of Grants which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Class A Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 12 shall apply. Any adjustments to outstanding Grants shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable. The adjustments of Grants under this Section 4(e) shall include adjustment of shares, Exercise Prices of Stock Options, base prices of SARs, Performance Goals, or other terms and conditions of Grants, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding, and conclusive.
Section 5.   Eligibility for Participation
(a)   Eligible Persons.   All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in
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connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)   Selection of Participants.   The Committee shall select the Employees, Non-Employee Directors, and Key Advisors to receive Grants and shall determine the number of shares of Class A Stock subject to a particular Grant in such manner as the Committee determines.
Section 6.   Options
The Committee may grant Options to an Employee, Non-Employee Director, or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:
(a)   Number of Shares.   The Committee shall determine the number of shares of Class A Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors, and Key Advisors.
(b)   Type of Option and Exercise Price.
(i)   The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination of the foregoing, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors, and Key Advisors.
(ii)   The Exercise Price of a share of Class A Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Class A Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code (a “10% Stockholder”), unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Class A Stock on the date of grant.
(c)   Option Term.   The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to a 10% Stockholder may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of shares of Class A Stock under the Company’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.
(d)   Exercisability of Options.   Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability, or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(f)   Termination of Employment or Service.   Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)   Exercise of Options.   A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Class A Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the
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Committee) to ownership of shares of Class A Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Class A Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Class A Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)   Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of shares of Class A Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 7.   Stock Awards
The Committee may issue or transfer shares of Class A Stock to an Employee, Non-Employee Director, or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:
(a)   General Requirements.   Shares of Class A Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”
(b)   Number of Shares.   The Committee shall determine the number of shares of Class A Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)   Requirement of Employment or Service.   If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Class A Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Restrictions on Transfer and Legends.   During the Restriction Period, a Participant may not sell, assign, transfer, pledge, or otherwise dispose of the shares of a Stock Award except under Section 15. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, or entry in any account contain uncertificated shares subject to a Stock Award, shall contain a legend giving appropriate notice of the restrictions in the Grant. In the case of uncertificated shares, the Committee shall provide notice to the applicable Participant of any such legend or legends in accordance with applicable law. The Participant shall be entitled to have the legend removed from the stock subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards or in the case of uncertificated shares for Stock Awards, cause the issuance of such shares in any applicable electronic stock register, until all restrictions on such shares have lapsed.
(e)   Right to Vote and to Receive Dividends.   Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals. Dividends with respect to Stock Awards that vest based on performance shall vest if and to the extent that the underlying Stock Award vests, as determined by the Committee.
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(f)   Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
Section 8.   Stock Units
The Committee may grant Stock Units, each of which shall represent one hypothetical share of Class A Stock, to an Employee, Non-Employee Director, or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:
(a)   Crediting of Units.   Each Stock Unit shall represent the right of the Participant to receive a share of Class A Stock or an amount of cash based on the value of a share of Class A Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)   Terms of Stock Units.   The Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment as to any or all Stock Units at any time for any reason, provided such acceleration complies with 409A. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)   Requirement of Employment or Service.   If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Payment With Respect to Stock Units.   Payments with respect to Stock Units shall be made in cash, shares of Class A Stock, or any combination of the foregoing, as the Committee shall determine.
Section 9.   Stock Appreciation Rights
The Committee may grant SARs to an Employee, Non-Employee Director, or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:
(a)   General Requirements.   The Committee may grant SARs to an Employee, Non-Employee Director, or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base price of the SAR at the time that the SAR is granted. The base price of each SAR shall be equal to or greater than the Fair Market Value of a share of Class A Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of shares of Class A Stock under the Company’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term shall be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.
(b)   Tandem SARs.   In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Class A Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the shares of Class A Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Class A Stock.
(c)   Exercisability.   A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant
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is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability, or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(e)   Value of SARs.   When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying share of Class A Stock on the date of exercise of the SAR exceeds the base price of the SAR as described in subsection Section 9(a).
(f)   Form of Payment.   The appreciation in a SAR shall be paid in cash, shares of Class A Stock, or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Class A Stock to be received, shares of Class A Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 10.   Other Stock-Based Awards
The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Section 6 through Section 9) that are based on or measured by shares of Class A Stock, to any Employee, Non-Employee Director, or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, shares of Class A Stock, or any combination of the foregoing, as the Committee shall determine.
Section 11. Dividend Equivalents
The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Class A Stock, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents with respect to Stock Units or Other Stock-Based Awards that vest based on performance shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid, as determined by the Committee.
Section 12.   Consequences of a Change of Control
(a)   Assumption of Outstanding Grants.   Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants (with respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change of Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.
(b)   Other Alternatives.   In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Grants, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards, and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards, or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or shares of Class A Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Class A Stock subject
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to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base price; and (iv) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination, or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the share of Class A Stock does not exceed the per share Stock Option Exercise Price or SAR base price, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR and shall have the right to cancel any such Stock Option or SAR for no consideration.
Section 13.   Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of 409A.
Section 14.   Withholding of Taxes
(a)   Required Withholding.   All Grants under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country, or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.
(b)   Share Withholding.   The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in shares of Class A Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country, or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 15.   Transferability of Grants
(a)   Nontransferability of Grants.   Except as described in subsection Section 15(b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.
(b)   Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
Section 16.   Requirements for Issuance or Transfer of Shares
No shares of Class A Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such shares of Class A Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Class A Stock as the Committee shall deem necessary or advisable, and certificates representing such shares, or entries in any electronic stock register for uncertificated shares, may be legended to reflect any such
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restrictions. Certificates representing shares of Class A Stock issued or transferred under the Plan, or entries in any electronic stock register for any such shares that are uncertificated, may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations, and interpretations, including any requirement that a legend be placed thereon.
Section 17.   Amendment and Termination of the Plan
(a)   Amendment.   The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)   No Repricing of Options or SARs.   Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Class A Stock, other securities, or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Class A Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs, or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)   Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of the Restated Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)   Termination and Amendment of Outstanding Grants.   A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant with respect to such Grant unless the Participant consents or unless the Committee acts under Section 18(f). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(f) or may be amended by agreement of the Company and the Participant consistent with the Plan.
Section 18.   Miscellaneous
(a)   Grants in Connection with Corporate Transactions and Otherwise.   Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business or assets of any corporation, firm, or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization, or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)   Governing Document.   The Plan shall be the controlling document. No other statements, representations, explanatory materials, or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)   Funding of the Plan.   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.
(d)   Rights of Participants.   Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor, or other person to any claim or right to receive a Grant under the Plan. Any Grant under the Plan shall be a one-time award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future Grants
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under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)   No Fractional Shares.   No fractional shares of Class A Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)   Compliance with Law.
(i)   The Plan, the exercise of Options and SARs, and the obligations of the Company to issue or transfer shares of Class A Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of 409A. To the extent that any legal requirement of Section 16 of the Exchange Act, 409A, or Section 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act, 409A, or Section 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)   The Plan is intended to comply with the requirements of 409A, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of 409A or (B) satisfies the requirements of 409A. If a Grant is subject to 409A, (I) distributions shall only be made in a manner and upon an event permitted under 409A, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under 409A, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of 409A, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with 409A.
(iii)   Any Grant that is subject to 409A and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by 409A. If a distribution is delayed pursuant to 409A, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of 409A.
(iv)   Notwithstanding anything in the Plan or any Grant Instrument to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of 409A. Although the Company intends to administer the Plan to prevent taxation under 409A, the Company does not represent or warrant that the Plan or any Grant complies with 409A or any other any provision of federal, state, local, or other tax law.
(g)   Establishment of Subplans.   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.
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(h)   Clawback Rights.   Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Grant (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be implemented by the Board from time to time.
(i)   Governing Law; Jurisdiction.   The validity, construction, interpretation, and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Grants made hereunder shall be brought only in the United States District Court for the District of Delaware, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Delaware, and the jurisdiction of such court in any such proceeding shall be exclusive.
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23ANDME HOLDING CO.349 OYSTER POINT BOULEVARD SOUTH SAN FRANCISCO, CA 94080 ATTN: CORPORATE SECRETARY SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ME2023You may attend the meeting via the Internet and vote online during the virtual meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V20402-P96791KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY 23ANDME HOLDING CO.The Board of Directors recommends you vote “FOR” each of the Class II director nominees listed in Proposal 1 and “FOR” each of Proposals 2, 3, and 4.1.Elect three Class II Director Nominees: 1)Neal Mohan 2)Valerie Montgomery Rice 3)Richard Scheller ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!!For Against Abstain 2.A non-binding, advisory vote on the Fiscal 2023 compensation of the Company’s named executive officers ("Say-on-Pay"). 3.Approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan to, among other things, increase the number of shares authorized for issuance thereunder. 4.Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. NOTE: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof. ! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney- in-fact, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer(s) and specify the title(s) of such officer(s).Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report are available at www.proxyvote.com.V20403-P9679123andMe Holding Co. Annual Meeting of StockholdersSeptember 6, 2023 at 8:30 a.m. Pacific Time This proxy is solicited by the Board of DirectorsThe undersigned stockholder of 23andMe Holding Co. (the “Company”) hereby appoints Joseph Selsavage and Kathy Hibbs, and each of them, with full power of substitution and power to act alone, as proxies to vote all shares of common stock of the Company, which the undersigned stockholder would be entitled to vote if personally present by virtual participation at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held via live webcast at www.virtualshareholdermeeting.com/ME2023 on September 6, 2023 at 8:30 a.m. Pacific Time, and at any postponements, continuations, or adjournments thereof.This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” each of the Class II director nominees in Proposal 1 and “FOR” each of Proposals 2, 3, and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments, continuations, or postponements thereof. Continued and to be signed on reverse side